                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                               File No. 33-67490
                                                               File No. 811-7972

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
  Pre-Effective Amendment No.                                                / /
                              ------
  Post-Effective Amendment No.  11                                           /X/
                              ------
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
  Amendment No.  13
               ------

                       DELAWARE GROUP ADVISER FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         1818 Market Street, Philadelphia, Pennsylvania          19103
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 255-2923
                                                                  --------------
     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                               March 1, 1999
                                                                   -------------

It is proposed that this filing will become effective:

             [ ]  immediately upon filing pursuant to paragraph (b)

             [X]  on March 1, 1999 pursuant to paragraph (b)

             [ ]  60 days after filing pursuant to paragraph (a)(1)

             [ ]  on (date) pursuant to paragraph (a)(1)

             [ ]  75 days after filing pursuant to paragraph (a)(2)

             [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

             [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                      Title of Securities Being Registered
                      ------------------------------------
  U.S. Growth Fund A Class, U.S. Growth Fund B Class, U.S. Growth Fund C Class,
       U.S. Growth Fund Institutional Class, Overseas Equity Fund A Class, Overseas Equity Fund B Class, Overseas Equity Fund C Class, Overseas Equity
 Fund Institutional Class, New Pacific Fund A Class, New Pacific Fund B Class,
       New Pacific Fund C Class and New Pacific Fund Institutional Class

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 11 to Registration File No. 33-67490 includes the following:


               1.     Facing Page

               2.     Contents Page

               3.     Cross-Reference Sheets

               4.     Part A - Prospectuses

               5.     Part B - Statement of Additional Information

               6.     Part C - Other Information

               7.     Signatures

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART A
                                     ------

                                                                  Location in
Item No.               Description                                Prospectuses
--------               -----------                                ------------
                                                                U.S. Growth Fund

                                                        A Class/
                                                        B Class/               Institutional
                                                        C Class                    Class

1   Front and Back Cover Pages                           Same                       Same

2   Risk/Return Summary;                             Fund Profile                Fund Profile
    Investments, Risks and Performances

3   Risk/Return Summary; Fee Table                   Fund Profile                Fund Profile

4   Investment Objectives; Principal                 How we manage               How we manage
    Investment Strategies and Related Risks            the Fund;                    the Fund;
                                                    Implementation               Implementation
                                                    of investment                of investment
                                                    objective and             objective and policies
                                                       policies

5   Management's Discussion of Performance                N/A                           N/A

6   Management, Organization and                      Who manages                  Who manages
    Capital Structure                             the Fund; Who's who           the Fund; Who's who

7   Shareholder Information                       How to buy shares;            How to buy shares;
                                                 How to redeem shares;         How to redeem shares;
                                                   Special services;             Special services;
                                                      Dividends,                    Dividends,
                                                distributions and taxes       distributions and taxes
                                                    all under About               all under About
                                                     your account                  your account

8   Distribution Arrangements                   Choosing a share class;         About your account
                                               How to reduce sales charges
                                                under About your account

9   Financial Highlights Information             Financial information         Financial information

CROSS-REFERENCE SHEET
---------------------

                                     PART A
                                     ------

                                                                       Location in
Item No.        Description                                            Prospectuses
--------        -----------                                            ------------

                                                                  Overseas Equity Fund

                                                         A Class/
                                                         B Class/                   Institutional
                                                         C Class                       Class

1  Front and Back Cover Pages                              Same                         Same

2  Risk/Return Summary;                                Fund Profile                 Fund Profile
   Investments, Risks and Performances

3  Risk/Return Summary; Fee Table                      Fund Profile                 Fund Profile

4  Investment Objectives; Principal                    How we manage                How we manage
   Investment Strategies and Related Risks               the Fund;                    the Fund;
                                                      Implementation               Implementation
                                                      of investment                of investment
                                                      objective and            objective and policies
                                                         policies

5  Management's Discussion of Performance                   N/A                          N/A

6  Management, Organization and                         Who manages                  Who manages
   Capital Structure                                the Fund; Who's who          the Fund; Who's who

7  Shareholder Information                          How to buy shares;           How to buy shares;
                                                   How to redeem shares;        How to redeem shares;
                                                     Special services;            Special services;
                                                        Dividends,                   Dividends,
                                                  distributions and taxes      distributions and taxes
                                                      all under About              all under About
                                                       your account                 your account

8  Distribution Arrangements                      Choosing a share class;        About your account
                                                 How to reduce sales charges
                                                  under About your account

9  Financial Highlights Information                Financial information        Financial information

CROSS-REFERENCE SHEET
---------------------

                                     PART A
                                     ------

                                                                          Location in
Item No.        Description                                               Prospectuses
--------        -----------                                               ------------

                                                                         New Pacific Fund

                                                              A Class/
                                                              B Class/                     Institutional
                                                              C Class                         Class

1   Front and Back Cover Pages                                 Same                            Same

2   Risk/Return Summary;                                   Fund Profile                    Fund Profile
    Investments, Risks and Performances

3   Risk/Return Summary; Fee Table                         Fund Profile                    Fund Profile

4   Investment Objectives; Principal                       How we manage                    How we manage
    Investment Strategies and Related Risks                  the Fund;                        the Fund;
                                                          Implementation                   Implementation
                                                          of investment                     of investment
                                                          objective and                 objective and policies
                                                             policies

5   Management's Discussion of Performance                      N/A                             N/A

6   Management, Organization and                            Who manages                      Who manages
    Capital Structure                                   the Fund; Who's who               the Fund; Who's who

7   Shareholder Information                             How to buy shares;                How to buy shares;
                                                       How to redeem shares;             How to redeem shares;
                                                         Special services;                 Special services;
                                                            Dividends,                        Dividends,
                                                      distributions and taxes           distributions and taxes
                                                          all under About                   all under About
                                                           your account                      your account

8   Distribution Arrangements                         Choosing a share class;             About your account
                                                     How to reduce sales charges
                                                      under About your account

9   Financial Highlights Information                   Financial information             Financial information

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART B
                                     ------

                                                                        Location in Statement
Item No.           Description                                        of Additional Information
--------           -----------                                        -------------------------

                                                                           U.S. Growth Fund
                                                                         Overseas Equity Fund
                                                                           New Pacific Fund

10   Cover Page and Table of Contents                                            Same

11   Fund History                                                         General Information

12   Description of the Fund and Its Investments and Risks                  Investment Restrictions
                                                                             and Policies

13   Management of the Fund                                             Officers and Directors;
                                                                           Purchasing Shares

14   Control Persons and Principal Holders of Securities                Officers and Directors

15   Investment Advisory and Other Services                             Officers and Directors;
                                                                     Purchasing Shares; Investment
                                                                         Management Agreement;
                                                                         General Information;
                                                                         Financial Statements

16   Brokerage Allocation and Other Practices                       Trading Practices and Brokerage

17   Capital Stock and Other Securities                                   Capitalization and
                                                                         Noncumulative Voting
                                                                      (under General Information)

18   Purchase, Redemption and Pricing of Shares                      Purchasing Shares; Redemption
                                                                      and Exchange;  Determining
                                                                  Offering Price and Net Asset Value

19   Taxation of the Fund                                          Accounting and Tax Issues; Taxes

20   Underwriters                                                          Purchasing Shares

21   Calculation of Performance Data                                    Performance Information

22   Financial Statements                                                Financial Statements

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART C
                                     ------

                                                                             Location in
Item No.    Description                                                         Part C
--------    -----------                                                         ------

  23        Exhibits                                                            Item 23

  24        Persons Controlled by or under Common Control with Registrant       Item 24

  25        Indemnification                                                     Item 25

  26        Business and Other Connections of the Investment Adviser            Item 26

  27        Principal Underwriters                                              Item 27

  28        Location of Accounts and Records                                    Item 28

  29        Management Services                                                 Item 29

  30        Undertakings                                                        Item 30

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                                U.S. Growth Fund

                           Class A * Class B * Class C





                                   Prospectus
                                  March 1, 1999

                             Growth of Capital Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of contents

Fund profile                                                      page
U.S. Growth Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio manager
Fund administration (Who's who)

About your account                                                page
Investing in the Fund
    Choosing a share class
    How to reduce your sales charge
    How to buy shares
    Retirement plans
    How to redeem shares
    Account minimum
    Special services
Dividends, distributions and taxes

Implementation of investment objectives and policies               page

Certain management considerations                                  page

Financial information                                              page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
Take a look at the fund profile for an overview of the Fund.

Step 2
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
Determine which fund features and services you would like to take advantage of.

Step 4
Use the glossary that begins on page ___ to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about U.S. Growth Fund, a mutual fund from the Delaware Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for growth of capital with U.S. Growth Fund
Investors with long-term goals often choose mutual funds designed to provide growth of capital. U.S. Growth Fund is a growth of capital fund. These funds provide the potential to increase the value of your investment through increases in stock prices. These funds generally may experience a relatively high level of volatility, but generally offer greater return opportunities than total return equity funds or bond funds. Like all mutual funds, funds seeking growth of capital allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

[House Graphic - Highlight 2nd blue tier of the house - growth of capital funds]

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds


Growth Equity Funds for...

Growth of Capital
These stock funds provide long-term growth potential with relatively high volatility.


International and Global Funds

Asset Allocation Funds

Total Return Funds

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: U.S. Growth Fund

What is the Fund's goal?
U.S. Growth Fund seeks maximum capital appreciation. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earning are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Fund's selection decisions.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page ___.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
o     Investors with long-term financial goals.
o     Investors looking for capital growth potential.
o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Fund
o     Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o     Investors whose primary goal is to receive current income.

How has the U.S. Growth Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as average annual returns of all shares for the one and five years and since inception - - all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

* U.S. Growth Fund
* S&P 500


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

                    U.S. Growth Fund                         S&P 500
1998                       29.57%                             28.60%
1997                       30.93%                             33.35%
1996                       19.56%                             22.95%
1995                       23.94%                             37.53%
1994                       -3.39%                              1.31%

As of December 31, 1998, the Fund had a year-to-date return of 29.57%. During the periods illustrated in this bar chart, the Fund's highest return was 25.89% for the quarter ended December 31, 1998 and its lowest return was -14.21% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.

                                                                       Average annual returns for periods ending 12/31/98

CLASS             A                      B                      C
                                         (if redeemed)*         (if redeemed)*         S&P 500
                  (Inception 12/3/93)    (Inception 3/29/94)    (Inception 5/23/94)    Index**
1 year            22.09%                 23.53%                 27.99%                   28.60%
5 years           18.02%                    N/A                    N/A                   24.05%
Lifetime**        17.80%                 19.56%                 21.65%                   23.91%

* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 28.53% and 19.77% for the one-year and lifetime periods, respectively. Returns for Class C would be 28.99% and 21.65% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 returns are for Class A lifetime. S&P 500 returns for Class B and Class C lifetimes were 26.49% and 26.77%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.

---------------------------------------------------------------------------------------
CLASS                                                      A           B           C
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as         5.75%       none       none
a percentage of offering price
---------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a        none(1)      5%(2)     1%(3)
percentage of original purchase price or redemption
price, whichever is lower
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested            none       none       none
dividends
---------------------------------------------------------------------------------------
Redemption fees                                              none       none       none
---------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

---------------------------------------------------------------------------------------
Management fees                                             0.70%      0.70%      0.70%
---------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                      0.30%(4)    1.00%      1.00%
---------------------------------------------------------------------------------------
Other expenses                                              0.49%      0.49%      0.49%
---------------------------------------------------------------------------------------
Total operating expenses                                    1.49%      2.19%      2.19%
---------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(5) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
1 year                  $718         $222         $722       $222         $322
--------------------------------------------------------------------------------
3 years               $1,019         $685         $985       $685         $685
--------------------------------------------------------------------------------
5 years               $1,341       $1,175       $1,375     $1,175       $1,175
--------------------------------------------------------------------------------
10 years              $2,252       $2,347       $2,347     $2,524       $2,524
--------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Prior to May 6, 1996, 12b-1 Plan expenses for Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

U.S. Growth Fund's investment goal is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

         We will seek investments in companies of all sizes that we believe have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products, or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities of such companies will be only an incidental consideration of the Fund.

         We intend to invest primarily in common stocks that we think have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. We may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. We may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) if we believe that doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See Risk factors and special considerations, below, for a description of the risks inherent in such securities.

         The Fund may invest up to 20% of its assets in foreign securities.

Certain Investment Guidelines

Illiquid securities. Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including:
o repurchase agreements with maturities greater than seven calendar days; o time deposits maturing in more than seven calendar days;
o certain instruments, futures contracts and options on them for which there is no liquid secondary market;
o certain over-the-counter options, as described in the Statement of Additional Information;
o certain variable rate demand notes having a demand period of more than seven days; and
o certain Rule 144A restricted securities. Rule 144A Securities are securities which are eligible for resale only to certain institutional investors. Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid.

     Restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale under to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

     Other guidelines. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes. The Fund may borrow an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. These restrictions are called "Non-fundamental restrictions." A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares, as well as other non-fundamental restrictions, is contained in the Statement of Additional Information.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in U.S. Growth Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
      Risks                                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                              U.S. Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a       We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a             appreciate over an extended time frame regardless of interim market fluctuations.We
certain market -- like the stock or         do not try to predict overall stock market movements and do not trade for short-term
bond market -- will decline in value        purposes.
because of factors such as economic
conditions, future expectations or          We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                        temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk      We limit the amount of U.S. Growth Fund's assets invested in any one industry and in
that the value of securities in a           any individual security.
particular industry or the value of an
individual stock or bond will decline
because of changing expectations for
the performance of that industry or
for the individual company issuing the
stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign       We are permitted to invest up to 20% of the Fund's portfolio in foreign securities.
securities may be adversely affected        When we do purchase foreign securities, they are generally American Depositary
by political instability, changes in        Receipts which are denominated in U.S. dollars and traded on U.S. stock exchanges.
currency exchange rates, foreign
economic conditions or inadequate
regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that      We limit exposure to illiquid securities.
securities cannot be readily sold, if at
all, at approximately the price that
the Fund values them.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a       We limit the amount of high-yield bonds in the portfolio to 10% of net assets. When
bond' issuer (or an entity that             we do invest in high-yield bonds, we typically invest primarily in bonds rated lower
insures the bond) will be unable to         than Baa by Moody's or BBB by S&P. This limitation, combined with our careful,
make timely payments of interest and        credit-oriented bond selection and our commitment to hold a diversified selection of
principle.                                  high-yield bonds are designed to manage the risk.
------------------------------------------------------------------------------------------------------------------------------------

Additional information on risk factors
     Fixed-income securities. To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise. In addition, fixed-income securities purchased by the Fund that are rated in the lowest of the top four credit ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

     Borrowing. The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund will purchase additional securities when money borrowed exceeds 5% of its total assets.

     Securities Lending. The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

     If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

     Temporary Defensive Position. For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. The Fund may also hold a portion of its assets in cash for liquidity purposes.

     Portfolio Turnover. High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                      * * *

     For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

Who manages the Fund

Investment Manager and Sub-Adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Lynch & Mayer, Inc. is the Fund's sub-adviser. As sub-adviser, Lynch & Mayer is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                                  Investment Management Fees

--------------------------------------------------------------------------------
                                                                 U.S. Growth
                                                                    Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets                        0.70%
--------------------------------------------------------------------------------

Portfolio Managers

Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Fund. When making decisions for the Fund Mr. Houghton and Mr. Winton regularly consult with the Lynch & Mayer investment team and Mr. Edward Petner.

Frank Houghton, Senior Vice Preisdent and Portfolio Manager, joined Lynch & Mayer in 1990. Prior to joining Lynch & Meyer, Mr. Rufus was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Rufus Winton, Senior Vice President and Equity Analyst, joined Lynch & Mayer in 1993. Prior to joining Lynch & Mayer, Mr. Rufus was a Planning Analyst at Northwest Airlines, Inc., Director of Business development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Edward J. Petner is Executive Office and Chief Financial Officer of Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983.

[sidebar]
Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                               Board of Directors

Investment Manager                                  The Fund                          Custodian
Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245

Sub-Adviser
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Portfolio managers                  Distributor                          Service agent
(see page ___ for details)          Delaware Distributors, L.P.          Delaware Service Company, Inc.
                                    1818 Market Street                   1818 Market Street
                                    Philadelphia, PA 19103               Philadelphia, PA 19103

                                               Financial advisers

                                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account
------------------

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
      o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

      o If you invest $50,000 or more, your front-end sales charge will be reduced.

      o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

      o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, no more than 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

      o Class A shares generally are not subject to a contingent deferred sales charge.

Class B
      o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

      o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

      o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

      o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

      o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

      o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

      o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
      o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

      o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

      o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

      o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

      o Unlike Class B shares, Class C shares do not automatically convert into another class.

      o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Sales Charges

------------------------------------------------------------------------------------------------
   Amount of purchase          Sales charge        Sales charge as % of    Dealer's commission
                                   as %              amount invested              as %
                             of offering price                              of offering price
------------------------------------------------------------------------------------------------
    Less than $50,000             5.75%                   6.09%                  5.00%

       $50,000 but                4.75%                   4.96%                  4.00%
      under $100,000

       $100,000 but               3.75%                   3.92%                  3.00%
      under $250,000

       $250,000 but               2.50%                   2.52%                  2.00%
      under $500,000

       $500,000 but               2.00%                   2.00%                  1.60%
     under $1 million

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.

----------------------------------------------------------------------------------------------------
    Amount of purchase      Sales charge as %     Sales charge as %       Dealer's commission as %
                            of offering price    of amount invested          of offering price
----------------------------------------------------------------------------------------------------
   $1,000,000 up to $5             none                 none                      1.00%
         million
----------------------------------------------------------------------------------------------------
     Next $20 million              none                 none                      0.50%
    up to $25 million
----------------------------------------------------------------------------------------------------
 Amount over $25 million           none                 none                      0.25%
----------------------------------------------------------------------------------------------------

About your account continued

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

----------------------------------------------------------------------------------------------------------------------------
           Program             How it works                                                      Share class
                                                                                        A
                                                                                  B                C
----------------------------------------------------------------------------------------------------------------------------
  Letter of Intent               Through a Letter of Intent you agree to                X        Although the Letter of
                                 invest a certain amount in Delaware                             Intent and Rights of
                                 Investment Funds (except money market funds                     Accumulation do not apply
                                 with no sales charge) over a 13-month period                    to the purchase of Class
                                 to qualify for reduced front-end sales                          B and C shares, you can
                                 charges.                                                        combine your purchase of
                                                                                                 Class A shares with your
                                                                                                 purchase of B and C shares
                                                                                                 to fulfill your Letter of
                                                                                                 Intent or qualify for
                                                                                                 Rights of Accumulation.
------------------------------------------------------------------------------------------
  Rights of Accumulation         You can combine your holdings or purchases             X
                                 of all funds in the Delaware Investments
                                 family (except money market funds with no
                                 sales charge) as well as the holdings and
                                 purchases of your spouse and children under
                                 21 to qualify for reduced front-end sales
                                 charges.
----------------------------------------------------------------------------------------------------------------------------
  Reinvestment of Redeemed       Up to 12 months after you redeem shares, you          X         Not available.
  Shares                         can reinvest the proceeds without paying a
                                 front-end sales charge.
----------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA,           These investment plans may qualify for                 X        Not available.
  SARSEP, Prototype Profit       reduced sales charges by combining the
  Sharing, Pension,              purchases of all members of the group.
  401(k), SIMPLE 401(k),         Members of these groups may also qualify to
  403(b)(7), and 457             purchase shares without a front-end sales
  Retirement Plans               charge and a waiver of any contingent
                                 deferred sales charges.
----------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800-523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800-523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objectives and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible securities
The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government securities
The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase agreements
The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued securities and firm commitment agreements
The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Foreign investments
U.S. Growth Fund may invest up to 20% of its assets in foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning foreign issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. domestic companies. Although we do not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When we believe that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. We attempt to manage exchange rate risk through active currency management.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS. Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Money market instruments
The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

  o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);
  o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));
  o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);
  o variable rate demand notes, short-term tax-exempt obligations; and
  o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic transactions
General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on futures and options transactions
The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;
o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options Transactions
The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign currency exchange contracts
The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures Contracts and Options Thereon
The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements
The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks of strategic transactions
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these Strategic Transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;
o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;
o the fact that skills need to use these strategies are different from those needed to select Fund securities;
o the possible absence of a liquid secondary market for any particular instrument at any time;
o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and
o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                      * * *

         The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
U.S. Growth Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both U.S. Growth Fund and Foundation Funds as a result of these transactions.

Financial information
Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the year ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 have been audited by the Fund'S previous independent auditors.

--------------------------------------------------------------------------------------------------------------------------------

                                                                                         Class A Shares                 Period
                                                                                        Year Ended 10/31              12/3/93(1)
                                                                          ------------------------------------------      to
 U.S. Growth Fund                                                            1998(5)    1997(5)    1996(6)     1995    10/31/94
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.650    $13.820     $12.430    $10.210    $10.000
Income from investment operations
     Net investment loss                                                    (0.062)    (0.060)     (0.090)    (0.090)    (0.040)
     Net realized and unrealized gain on investments                         1.272      4.250       1.480      2.310      0.260
                                                                             -----      -----       -----      -----      -----
     Total from investment operations                                        1.210      4.190       1.390      2.220      0.220
                                                                             -----      -----       -----      -----      -----
Less dividends and distributions
     Dividends from net investment income                                     none       none        none       none     (0.010)
     Distributions from net realized gain on investments                    (6.370)    (1.360)       none       none       none
                                                                           -------    -------        ----       ----       ----
     Total dividends and distributions                                      (6.370)    (1.360)       none       none     (0.010)
                                                                           -------    -------        ----       ----    -------
Net asset value, end of period                                             $11.490    $16.650     $13.820    $12.430    $10.210
                                                                           =======    =======     =======    =======    =======

Total return(2)                                                              10.52%3    33.18%     11.18%(3)   21.74%3     2.18%(3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                               $14,130     $6,933     $16,118    $13,574    $10,669
     Ratio of expenses to average net assets                                  1.49%      1.44%       1.80%      1.85%      1.85%(4)
     Ratio of expenses to average net assets prior to expense limitation      1.49%       N/A        1.88%      2.18%      2.94%(4)
     Ratio of net investment loss to average net assets                      (0.52%)    (0.38%)     (0.77%)    (0.88%)    (0.51%)(4)
     Ratio of net investment loss to average net assets prior to expense     (0.52%)      N/A       (0.85%)    (1.21%)    (1.60%)(4)
          limitation
     Portfolio turnover                                                        135%       144%        131%        58%        66%
Volatility
Volatility, as indicated by year-by-year total return(2)                      1998       1997        1996       1995        1994
Volatility chart is not part of the Financial highlights and has not been    10.52%(3)  33.18%      11.18%(3)  21.74%(3)   2.18%(3)
audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total returns reflect voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

------------------------------------------------------------------------------------------------------------------------------

                                                                                        Class B Shares                Period
                                                                                       Year Ended 10/31             3/29/94(1)
                                                                          -----------------------------------------    to
 U.S. Growth Fund                                                           1998(5)    1997(5)   1996(6)    1995    10/31/94
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.260    $13.610   $12.330    $10.190    $10.000
Income from investment operations
     Net investment loss                                                    (0.140)    (0.160)   (0.170)    (0.140)    (0.030)
     Net realized and unrealized gain on investments                         1.210      4.170     1.450      2.280      0.220
                                                                             -----      -----     -----      -----      -----
     Total from investment operations                                        1.070      4.010     1.280      2.140      0.190
                                                                             -----      -----     -----      -----      -----
Less dividends and distributions
     Dividends from net investment income                                     none       none      none       none       none
     Distributions from net realized gain on investments                    (6.370)    (1.360)     none       none       none
                                                                           -------    -------      ----       ----       ----
     Total dividends and distributions                                      (6.370)    (1.360)     none       none       none
                                                                           -------    -------      ----       ----       ----
Net asset value, end of period                                             $10.960    $16.260   $13.610    $12.330    $10.190
                                                                           =======    =======   =======    =======    =======

Total return(2)                                                               9.62%(3)  32.30%    10.38%(3)  21.00%(3)   1.90%(3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                                $5,418     $1,653      $809       $567        $204
     Ratio of expenses to average net assets                                  2.19%      2.14%     2.48%      2.50%      2.50%(4)
     Ratio of expenses to average net assets prior to expense limitation      2.19%       N/A      2.56%      2.83%      3.60%(4)
     Ratio of net investment loss to average net assets                      (1.22%)    (1.08%)   (1.45%)    (1.57%)    (1.26%)(4)
     Ratio of net investment loss to average net assets prior to expense     (1.22%)      N/A     (1.53%)    (1.90%)    (2.36%)(4)
          limitation
     Portfolio turnover                                                        135%       144%      131%        58%        66%
Volatility
Volatility, as indicated by year-by-year total return(2)                      1998       1997      1996       1995        1994
Volatility chart is not part of the Financial highlights and has not been     9.62%(3)  32.30%    10.38%(3)  21.00%(3)   1.90%(3)
audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total returns reflect voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

-------------------------------------------------------------------------------------------------------------------------------

                                                                                       Class C Shares                  Period
                                                                                      Year Ended 10/31               5/23/94(1)
                                                                         -------------------------------------------     to
 U.S. Growth Fund                                                          1998(5)    1997(5)    1996(6)     1995     10/31/94
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                      $17.020    $14.180     $12.850    $10.620     $10.000
Income from investment operations
     Net investment loss                                                   (0.148)    (0.170)     (0.160)    (0.100)     (0.030)
     Net realized and unrealized gain on investments                        1.328      4.370       1.490      2.330       0.650
                                                                            -----      -----       -----      -----       -----
     Total from investment operations                                       1.180      4.200       1.330      2.230       0.620
                                                                            -----      -----       -----      -----       -----
Less dividends and distributions
     Dividends from net investment income                                    none       none        none       none        none
     Distributions from net realized gain on investments                   (6.370)    (1.360)       none       none        none
                                                                          -------    -------        ----       ----        ----
     Total dividends and distributions                                     (6.370)    (1.360)       none       none        none
                                                                          -------    -------        ----       ----        ----
Net asset value, end of period                                            $11.830    $17.020     $14.180    $12.850     $10.620
                                                                          =======    =======     =======    =======     =======

Total return(2)                                                             10.04%(3)  32.26%      10.35%(3)  21.00%(3)    6.17%(3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                               $1,657       $252         $55        $27          $5
     Ratio of expenses to average net assets                                 2.19%      2.14%       2.48%      2.50%       2.50%(4)
     Ratio of expenses to average net assets prior to expense limitation     2.19%       N/A        2.56%      2.82%       3.54%(4)
     Ratio of net investment loss to average net assets                     (1.22%)    (1.08%)     (1.45%)    (1.61%)     (1.09%)(4)
     Ratio of net investment loss to average net assets prior to expense    (1.22%)      N/A       (1.53%)    (1.93%)     (2.13%)(4)
          limitation
     Portfolio turnover                                                       135%       144%        131%        58%         66%
Volatility
Volatility, as indicated by year-by-year total return(2)                     1998       1997        1996       1995        1994(4)
Volatility chart is not part of the Financial highlights and has not been   10.04%(3)  32.26%      10.35%(3)  21.00%(3)     6.17%(3)
audited by Ernst & Young LLP.


(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total returns reflect voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

C-C

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

C-E

Corporate bond
A debt security issued by a corporation. See "bond."

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

F-M

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

M-P

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

P-S

Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

S-S

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

T-V

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]

U.S. Growth Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800o523o1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site
www.delawarefunds.com
---------------------

E-mail
service@delinvest.com

Shareholder Service Center

800-523-1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

o  For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800-362-FUND (800-362-3863)

o For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-7972


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-___ [--] PP 2/99

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                                U.S. Growth Fund

                               Institutional Class




                                   Prospectus
                                  March 1, 1999

                             Growth of Capital Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]


Table of contents


Fund profile                                                      page
U.S. Growth Fund

How we manage the Fund                                            page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio manager


Fund administration (Who's who)

About your account                                                page
Investing in the Fund
     Institutional Class shares
     How to buy shares
     How to redeem shares
     Account minimum
     Exchanges
Dividends, distributions and taxes

Implementation of investment objectives and policies              page

Certain management considerations                                 page

Financial information                                             page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
Take a look at the fund profile for an overview of the Fund.

Step 2
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
Determine which fund features and services you would like to take advantage of.


Step 4
Use the glossary that begins on page ___ to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An Investment Overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about U.S. Growth Fund, a mutual fund from the Delaware Investments Family of Funds.


Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.


Investing for growth of capital with U.S. Growth Fund
Investors with long-term goals often choose mutual funds designed to provide growth of capital. U.S. Growth Fund is a growth of capital fund. These funds provide the potential to increase the value of your investment through increases in stock prices. These funds generally may experience a relatively high level of volatility, but generally offer greater return opportunities than total return equity funds or bond funds. Like all mutual funds, funds seeking growth of capital allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

[House Graphic - Highlight 2nd blue tier of the house - growth of capital funds]

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds


Growth Equity Funds for...

Growth of Capital
These stock funds provide long-term growth potential with relatively high volatility.


International and Global Funds

Asset Allocation Funds

Total Return Funds

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: U.S. Growth Fund

What is the Fund's goal?
U.S. Growth Fund seeks maximum capital appreciation. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.


What are the Fund's main investment strategies?
We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earning are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Fund's selection decisions.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page ___.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors looking for capital growth potential.
o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Fund
o  Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors whose primary goal is to receive current income.

How has the Fund performed?


This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as average annual returns for one year and since inception - - all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


* U.S. Growth Fund
* S&P 500



[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Institutional Class)]


Year-by-year total return (Institutional Class)


                     U.S. Growth Fund                 S&P 500
1998                       29.89%                    28.60%
1997                       31.36%                    33.35%
1996                       19.94%                    22.95%
1995                       24.28%                    37.53%


As of December 31, 1998, the Fund had a year-to-date return of 29.89%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 25.94% for the quarter ended December 31, 1998 and its lowest return was -14.07% for the quarter ended September 30, 1998.


[table]                       Average annual returns for periods ending 12/31/98


                   Institutional        S&P 500
                   Class
1 year             29.89%               28.60%
Since inception
(2/3/94)           19.01%               23.66%

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.


----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as         none
a percentage of offering price
----------------------------------------------------------------
Maximum contingent deferred sales charge (load) as a none percentage of original purchase price or redemption price, whichever is lower
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested           none
dividends
----------------------------------------------------------------
Redemption fees                                             none
----------------------------------------------------------------
Exchange Fees(1)                                            none
----------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

-----------------------------------------------------------------
Management fees                                             0.70%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                        None
-----------------------------------------------------------------
Other expenses                                              0.49%
-----------------------------------------------------------------
Total operating expenses(2)                                 1.19%
-----------------------------------------------------------------



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



---------------------------
1 year                $121
---------------------------
3 years               $378
---------------------------
5 years               $654
---------------------------
10 years            $1,443
---------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange you shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses through April 30,1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 2.

How we manage the Fund

Our investment strategies


U.S. Growth Fund's investment goal is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

         We will seek investments in companies of all sizes that the we believe have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products, or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities of such companies will be only an incidental consideration of the Fund.

         We intend to invest primarily in common stocks that we think have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. We may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. We may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) if we believe that doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See Risk factors and special considerations, below, for a description of the risks inherent in such securities.


         The Fund may invest up to 20% of its assets in foreign securities.


Certain Investment Guidelines
     Illiquid securities. Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including:
o repurchase agreements with maturities greater than seven calendar days;
o time deposits maturing in more than seven calendar days;
o certain instruments, futures contracts and options on them for which there is no liquid secondary market;
o certain over-the-counter options, as described in the Statement of Additional Information;
o certain variable rate demand notes having a demand period of more than seven days; and
o certain Rule 144A restricted securities. Rule 144A Securities are securities which are eligible for resale only to certain institutional investors. Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid.


     Restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale under to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

     Other guidelines. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes. The Fund may borrow an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. These restrictions are called "Non-fundamental restrictions." A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares, as well as other non-fundamental restrictions, is contained in the Statement of Additional Information.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in U.S. Growth Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                            U.S. Growth Fund


------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a               We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a                     appreciate over an extended time frame regardless of interim market
certain market -- like the stock or                 fluctuations. We  do not try to predict overall stock market movements and do
bond market -- will decline in                      not trade for short-term purposes.
value  because of factors such as
economic conditions, future expectations or         We may hold a substantial part of the Fund's assets in cash or cash
strategy.                                           equivalents as a investor confidence. temporary, defensive
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk              We limit the amount of U.S. Growth Fund's assets invested in any one industry
that the value of securities in a                   and in any individual security.
particular industry or the value of an
individual stock or bond will decline
because of changing expectations for
the performance of that industry or
for the individual company issuing the
stock or bond.
------------------------------------------------------------------------------------------------------------------------------------


Foreign risk is the risk that                       We are permitted to invest up to 20% of the Fund's portfolio in foreign
foreign securities may be                           securities. When we do purchase foreign securities, they are generally
adversely affected                                  American Depositary Receipts which are denominated in U.S. dollars and
by political instability,                           traded on U.S. stock exchanges.
changes in currency exchange
rates, foreign economic
conditions or inadequate
regulatory and accounting
standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility                   We limit exposure to illiquid securities.
that securities cannot be readily
sold, if at all, at approximately
the price that the Fund values them.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that                 We limit the amount of high-yield bonds in the portfolio to 10% of net assets.
a bond's issuer (or an entity that                  When  we do invest in high-yield bonds, we typically invest primarily in bonds
insures the bond) will be unable                    rated lower than Baa by Moody's or BBB by S&P. This limitation, combined
to make timely payments of                          with our careful, credit-oriented bond selection and our commitment to hold a
interest and principle.                             diversified selection of  high-yield bonds are designed to manage this risk.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              12

Additional information on risk factors
     Fixed-income securities. To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise. In addition, fixed-income securities purchased by the Fund that are rated in the lowest of the top four credit ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

     Borrowing. The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund will purchase additional securities when money borrowed exceeds 5% of its total assets.

     Securities Lending. The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

     If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

     Temporary Defensive Position. For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. The Fund may also hold a portion of its assets in cash for liquidity purposes.

     Portfolio Turnover. High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                      * * *

     For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.
                                                                              13

Who manages the Fund

Investment Manager and Sub-Adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Lynch & Mayer, Inc. is the Fund's sub-adviser. As sub-adviser, Lynch & Mayer is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                           Investment Management Fees

--------------------------------------------------------------------------------
                                                                U.S. Growth
                                                                    Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets                         0.70%
--------------------------------------------------------------------------------


Portfolio Managers

Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Fund. When making decisions for the Fund Mr. Houghton and Mr. Winton regularly consult with the Lynch & Mayer investment team and Mr. Edward Petner.

Frank Houghton, Senior Vice Preisdent and Portfolio Manager, joined Lynch & Mayer in 1990. Prior to joining Lynch & Meyer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Rufus Winton, Senior Vice President and Equity Analyst, joined Lynch & Mayer in 1993. Prior to joining Lynch & Mayer, Mr. Winton was a Planning Analyst at Northwest Airlines, Inc., Director of Business development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Edward J. Petner is Executive Office and Chief Financial Officer of Lynch & Mayer, Inc. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                       Board of Directors

Investment Manager                          The Fund                            Custodian

Delaware Management Company                                            The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245

Sub-Adviser
Lynch & Mayer, Inc.
520 Madison Avenue
New York, New York 10022

Portfolio managers                  Distributor                                             Service agent
(see page x for details)            Delaware Distributors, L.P.                     Delaware Service Company, Inc.
                                    1818 Market Street                             1818 Market Street
                                    Philadelphia, PA 19103                         Philadelphia, PA 19103


                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account


Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

How to buy shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800-510-4015 so we can assign an account number.



[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800-510-4015.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.
                                                                              18

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.


We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

How to redeem shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.



[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objectives and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible securities
The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government securities
The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase agreements
The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued securities and firm commitment agreements
The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the
                                                                              22
settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Foreign investments
U.S. Growth Fund may invest up to 20% of its assets in foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning foreign issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. domestic companies. Although we do not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When we believe that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. We attempt to manage exchange rate risk through active currency management.


     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS. Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Money market instruments
The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);
o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));
o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);
o variable rate demand notes, short-term tax-exempt obligations; and
o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic transactions
General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on futures and options transactions
The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;
o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options Transactions
The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign currency exchange contracts
The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures Contracts and Options Thereon
The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements
The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks of strategic transactions
Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these Strategic Transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;
o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;
o the fact that skills need to use these strategies are different from those needed to select Fund securities;
o the possible absence of a liquid secondary market for any particular instrument at any time;
o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and
o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                      * * *

         The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.
                                                                              26

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
U.S. Growth Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both U.S. Growth Fund and Foundation Funds as a result of these transactions.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 have been audited by the Fund's previous independent auditors.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Institutional Class        Period
                                                                                                  Shares                 2/3/94(1)
                                                                                                 Year Ended 10/31           to
                                                                             -------------------------------------------
 U.S. Growth Fund                                                           1998(5)   1997(5)    1996(6)     1995       10/31/94
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                      $16.860    $13.940    $12.500    $10.230      $10.520
Income (loss) from investment operations
     Net investment loss                                                   (0.027)    (0.010)    (0.050)    (0.050)      (0.010)
     Net realized and unrealized gain (loss) on investments                 1.287      4.290      1.490      2.320       (0.280)
                                                                            -----      -----      -----      -----      -------
     Total from investment operations                                       1.260      4.280      1.440      2.270       (0.290)
                                                                            -----      -----      -----      -----      -------
Less dividends and distributions
     Dividends from net investment income                                    none       none       none       none         none
     Distributions from net realized gain on investments                   (6.370)    (1.360)      none       none         none
                                                                          -------    -------       ----       ----         ----
     Total dividends and distributions                                     (6.370)    (1.360)      none       none         none
                                                                          -------    -------       ----       ----         ----
Net asset value, end of period                                            $11.750    $16.860    $13.940    $12.500      $10.230
                                                                          =======    =======    =======    =======      =======

Total return(2)                                                             10.80%(3)  33.57%     11.52%(3)  22.19%(3)    (2.78%)(3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                              $28,606    $18,455    $10,003     $4,819       $1,630
     Ratio of expenses to average net assets                                 1.19%      1.14%      1.48%      1.50%        1.50%(4)
     Ratio of expenses to average net assets prior to expense limitation     1.19%        N/A      1.56%      1.83%        2.60%(4)
     Ratio of net investment loss to average net assets                     (0.22%)    (0.08%)    (0.45%)    (0.59%)      (0.27%)(4)
     Ratio of net investment loss to average net assets prior to expense    (0.22%)       N/A     (0.53%)    (0.92%)      (1.37%)(4)
          limitation
     Portfolio turnover                                                       135%       144%       131%        58%          66%
Volatility
Volatility, as indicated by year-by-year total return(2)                     1998       1997        1996       1995          1994
Volatility chart is not part of the Financial highlights and has not been   10.80%(3)  33.57%     11.52%(3) (22.19%)(3)   (2.78%)(3)
audited by Ernst & Young LLP.


(1) Commencement of operations.
(2) Total Investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities after its expenses have been deducted.

Net realized and unrealized gain (loss) on investments A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-C

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

C-D

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.


Compounding
Earnings on an investment's previous earnings.


Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.


Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

D-I

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

I-N

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund' s average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.


N-S

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S-T

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

T-V

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]

U.S. Growth Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800-523-1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site
www.delawarefunds.com



E-mail
service@delinvest.com


Client Services Representative

800-510-4015

[Delaphone Service

800-362-FUND (800-362-3863)

For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.]

Registrant's Investment Company Act file number: 811-7972


                                                            DELAWARE
                                                           INVESTMENTS
                                                           -----------
                                                      Philadelphia * London

P-___ [--] PP 2/99

                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London



                              Overseas Equity Fund

                           Class A * Class B * Class C





                                   Prospectus
                                  March 1, 1999

                               International Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]


Table of contents


Fund profile                                                      page
Overseas Equity Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio managers

Fund administration (Who's who)

About your account                                                page

Investing in the Fund
     Choosing a share class
     How to reduce your sales charge
     How to buy shares

     Retirement plans
     How to redeem shares
     Account minimum
     Special services
Dividends, distributions and taxes

Implementation of investment objectives and policies              page

Certain management considerations                                 page

Financial information                                             page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.


Step 1
Take a look at the fund profile for an overview of the Fund.


Step 2
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
Determine which fund features and services you would like to take advantage of.


Step 4
Use the glossary that begins on page ___ to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An investment overview


When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Overseas Equity Fund, a mutual fund from the Delaware Investments Family of Funds.


Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.


Investing for international diversification with Overseas Equity Fund Investors with long-term goals often choose mutual funds that provide international or global diversification. Overseas Equity Fund is an international fund. These funds provide the potential to increase the value of your investment through either rising security prices or through income from international or global securities. Individually, these funds may experience a high level of volatility, but in combination with a portfolio of U.S. securities, they may actually help to reduce the risk of your total investment portfolio over the long term. Like all mutual funds, international funds allow you to invest conveniently in a variety of different securities without having to select and monitor individual securities on your own.


[House Graphic - Highlight international "column" - international and global funds

Building Blocks of Asset Allocation

International and Global Funds


International and Global Funds for...

International Diversification
These funds may include stock and bond funds and may be broadly diversified or focused on an individual country or region. Risk levels of international funds vary, depending on the investment objectives and strategies of the individual fund.



International and Global Funds

Asset Allocation Funds

Total Return Funds

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: Overseas Equity Fund

What is the Fund's goal?
Overseas Equity Fund seeks to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest in stocks of companies based in foreign countries which are believed to offer appreciation potential. We may invest in companies based in established countries. We may also invest up to 40% of our net assets in companies located in developing countries.

In determining what portion of the Overseas Equity Fund's assets should be allocated to a particular country, we consider: how weak or strong the country's currency is, the country's prospects for economic growth compared to other countries, expected levels of inflation, political environment and the range of investment opportunities available in the country.

In selecting individual stocks for the portfolio, we evaluate each stock on its growth prospects and the potential value of its future income stream. We estimate how much a stock is likely to pay in dividends. We then adjust that for inflation to determine a current value for the stock. We compare that value to other stocks available to us and decide what companies appear to have the best future prospects. This strategy allows us to compare stocks across a variety of countries and is typically considered to be a value approach to investing.



What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page ___.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.


Who should invest in the Fund
o    Investors with long-term financial goals.
o    Investors looking for capital growth potential.
o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like Overseas Equity Fund, which invests in developing countries.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o    Investors whose primary goal is to receive current income.
o Investors who do not understand the significant risks associated with international investing.

How has the Overseas Equity Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as average annual returns of all shares for the one and five years and since inception - - all compared to the performance of the Morgan Stanley EAFE Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


* Overseas Equity Fund
* Morgan Stanley EAFE Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

                     Overseas Equity Fund                Morgan Stanley
                                                           EAFE Index
1998                        -6.74%                          20.33%
1997                         1.76%                           2.06%
1996                         9.53%                           6.36%
1995                        11.10%                          11.55%
1994                         4.21%                           8.06%


As of December 31, 1998, the Fund had a year-to-date return of -6.74%. During the periods illustrated in this bar chart, the Fund's highest return was 11.28% for the quarter ended June 30, 1997 and its lowest return was -13.70% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.

                              Average annual returns for periods ending 12/31/98

CLASS                       A                      B                      C                      Morgan Stanley
                                                   (if redeemed)*         (if redeemed)*         EAFE Index**
                            (Inception 12/3/93)    (Inception 3/29/94)    (Inception 5/10/94)

1 year                       -12.11%                -10.97%                -8.24%                 20.33%
5 years                        2.54%                   N/A                   N/A                   9.50%
Lifetime**                     2.36%                  1.74%                 2.03%                 10.86%


* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be -7.51% and 1.98% for the one-year and lifetime periods, respectively. Returns for Class C would be -7.54% and 2.03% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Morgan Stanley returns are for Class A lifetime. Morgan Stanley returns for Class B and Class C lifetimes were 9.22% and 8.42%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.


 ----------------------------------------------------------------------------------------
 CLASS                                                         A          B        C
 ----------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as         5.75%       none       none
 a percentage of offering price
 ----------------------------------------------------------------------------------------
 Maximum contingent deferred sales charge (load) as a        none(1)       5%(2)      1%(3)
 percentage of original purchase price or redemption
 price, whichever is lower
 ----------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested            none       none       none
 dividends
 ----------------------------------------------------------------------------------------
 Redemption fees                                              none       none       none
 ----------------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.


 ----------------------------------------------------------------------------------------
 Management fees                                             1.00%      1.00%      1.00%
 ----------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                       0.30%(4)   1.00%      1.00%
 ----------------------------------------------------------------------------------------
 Other expenses                                              2.45%      2.45%      2.45%
 ----------------------------------------------------------------------------------------
 Total operating expenses(5)                                 3.75%      4.45%      4.45%
 ----------------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 -------------------------------------------------------------------------------------
 CLASS(7)            A              B           B              C            C
                                    (if redeemed)              (if redeemed)
 -------------------------------------------------------------------------------------
 1 year               $931        $446         $946           $446          $546
 -------------------------------------------------------------------------------------
 3 years            $1,655      $1,346       $1,646         $1,346        $1,346
 -------------------------------------------------------------------------------------
 5 years            $2,398      $2,256       $2,456         $2,256        $2,256
 -------------------------------------------------------------------------------------
 10 years           $4,338      $4,433       $4,433         $4,574        $4,574
 -------------------------------------------------------------------------------------

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

4 Prior to May 6, 1996, 12b-1 Plan expenses for Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%. The expense information has been restated to reflect that change.

5 Beginning May 1, 1998, the investment manager has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.55% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 5.

7 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies


Overseas Equity Fund's investment objective is to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Overseas Equity Fund's investment goal is to seek to maximize total return (capital appreciation and income). It seeks to achieve this objective by investing primarily in equity securities of foreign issuers located in countries that the manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries including:


                 Australia       Hong Kong             Norway
                 Austria         Ireland               Portugal
                 Belgium         India                 Singapore
                 Brazil          Italy                 South Africa
                 Canada          Japan                 Spain
                 Denmark         Luxembourg            Sweden
                 Finland         Malaysia              Switzerland
                 France          Mexico                Thailand
                 Germany         The Netherlands       The United Kingdom
                 Greece          New Zealand


The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.


The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depositary Receipts (ADRs), American Depositary Shares
(ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See Risk factors and special considerations -- Foreign investments, below. For a complete list of the Fund's investment restrictions, see Investment Restrictions in the Statement of Additional Information.


The Fund may invest up to 40% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

Certain Investment Guidelines
     Illiquid Securities. Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

o   repurchase agreements with maturities greater than seven calendar days;
o   time deposits maturing in more than seven calendar days;
o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;
o certain over-the-counter options, as described in the Statement of Additional Information;
o certain variable rate demand notes having a demand period of more than seven days; and
o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

     Restricted Securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

     Other Guidelines. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Overseas Equity Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in Overseas Equity Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



--------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
--------------------------------------------------------------------------------------------------------------------------------
                                                                          Overseas Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a    We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a          appreciate over an extended time frame regardless of interim market fluctuations. In
certain market -- like the stock or      deciding what portion of our portfolio should be invested in any individual country,
bond market - or in a certain country    we evaluate the country's economy, politics, liquidity, corporate earnings, interest
or region will decline in value          rates and valuations relative to other countries.
because of factors such as economic
conditions, future expectations or       We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                     temporary, defensive strategy.  We may also invest a major portion of the Fund's net assets in U.S. securities as a temporary defensive measure.

--------------------------------------------------------------------------------------------------------------------------------

Industry and security risk is            We hold a number of different securities in a variety of sectors in order to minimize
the risk that the value of               the impact that any one poorly performing security would have on Overseas Equity
securities in a particular industry      Fund's overall performance.
or the value of an individual
stock or bond will decline
because of changing
expectations for the performance
of that industry or for the
individual company issuing the
stock or bond.
--------------------------------------------------------------------------------------------------------------------------------
Currency Risk                            Overseas Equity Fund may try to hedge its currency risk by purchasing foreign
The value of the Fund's                  currency exchange contracts.  By agreeing to purchase or sell foreign securities at a
investments may be negatively affected   pre-set price on a future date, Overseas Equity Fund strives to protect the value of
by changes in foreign currency           the stocks it owns from future changes in currency rates. Overseas Equity Fund will
exchange rates.  Adverse changes in      use currency exchange contracts only for defensive measures, not to enhance portfolio
exchange rates may reduce or eliminate   returns. However, there is no assurance that a strategy such as this will be
any gains produced by investments that   successful.
are denominated in foreign currencies
and may increase any losses.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Political Risk                           We carefully evaluate the political situations in the countries where we invest and
The risk that countries or the           take into account any potential risks before we select securities for the portfolio.
entire region where we invest            However, there is no way to eliminate political risk when investing internationally.
may experience political
instability, which may cause
greater fluctuation in the value of
our investments due to changes
in currency exchange rates,
governmental seizures or
nationalization of assets.
--------------------------------------------------------------------------------------------------------------------------------
Emerging Market Risk                     We carefully select securities within emerging markets and strive to consider
is the possibility that the risks        all relevant risks associated with an individual company. Typically a slightly
associated with international            larger percentage of our net assets is allocated to established countries than
investing will be greater in             to developing countries. However, we cannot eliminate emerging market risk and
emerging  markets than in more           consequently encourage shareholders to invest in this Fund only if they have a
developed foreign markets                long-term time horizon, over which the potential of individual securities is
because, among other things,             more likely to be realized.
emerging markets may have less
stable political and economic
environments.
--------------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk                  The Fund will attempt to reduce these risks through investing in a number of
Foreign markets may be less liquid,      different countries, credit analysis and attention to trends in the economy,
have greater price volatility, less      industries and financial markets. The fact that we are investing for the long-term
regulation and higher transaction        makes short-term liquidity less important and  helps to reduce the high transaction
costs than U.S. markets.                 costs that may be associated with funds which engage in more short-term trading.
--------------------------------------------------------------------------------------------------------------------------------
Information Risk                         We conduct a great deal of fundamental research on the companies we invest in rather
Foreign companies are subject to         than relying solely on information available through financial reporting. We believe
different accounting, auditing and       this will help us better uncover any potential weaknesses in individual companies.
financial reporting standards than
U.S. companies. There may be less
information available about foreign
issuers than domestic issuers.
Furthermore, regulatory oversight of
foreign issuers may be less stringent
or less consistently applied than in
the United States.
--------------------------------------------------------------------------------------------------------------------------------


Additional information on risk factors
     Fixed-Income Securities. To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

     Foreign investments. Overseas Equity Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.


Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Borrowing. The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Securities Lending. The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

     Temporary Defensive Position. For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

     Portfolio Turnover. High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                      * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

Who manages the Fund

Investment manager and Sub-adviser The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware International Advisers Ltd., an affiliate of Delaware Management Company, is the Fund's sub-adviser. As sub-adviser, Delaware International is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio Managers

Clive A. Gillmore and Robert Akester have had primary responsibility for making day-to-day investment decisions for the Fund since September 15, 1997.

Clive A. Gilmore is a graduate of the University of Warwick. He began his career at Legal and General Investment Management and joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Robert Akester joined Delaware International in 1996 as a Senior Portfolio Manager. He began his investment career in 1969 and was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

In making investment decisions for Overseas Equity Fund, Mr. Gillmore and Mr. Akester regularly consult with an international equity team of nine members, five of whom research the Pacific Basin and four of whom research the European Markets. From time to time, Mr. Gillmore and Mr. Akester also consult with David
G. Tilles regarding investment decisions for the Fund.

David G. Tilles, Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Management Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                               Board of Directors

Investment Manager                       The Fund                               Custodian
Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245

Sub-Adviser
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

Portfolio managers                       Distributor                            Service agent
(see page ___ for details)               Delaware Distributors, L.P.            Delaware Service Company, Inc.
                                         1818 Market Street                     1818 Market Street
                                         Philadelphia, PA 19103                 Philadelphia, PA 19103

                               Financial advisers

                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
     o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.
     o If you invest $50,000 or more, your front-end sales charge will be reduced.
     o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.
     o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, no more than 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.
     o Class A shares generally are not subject to a contingent deferred sales charge.

Class B
     o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.
     o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
     o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.
     o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.
     o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.
     o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.
     o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
     o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.
     o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.
     o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.
     o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.
     o Unlike Class B shares, Class C shares do not automatically convert into another class.
     o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Sales Charges

-------------------------- ---------------------- ----------------------- ----------------------
                               Sales charge        Sales charge as %      Dealer's commission
                                   as %                of amount                as %
   Amount of purchase       of offering price          invested           Of offering price
-------------------------- ---------------------- ----------------------- ----------------------
    Less than $50,000             5.75%                   6.15%                  5.00%

       $50,000 but                4.75%                   5.03%                  4.00%
      under $100,000

       $100,000 but               3.75%                   3.91%                  3.00%
      under $250,000

       $250,000 but               2.50%                   2.57%                  2.00%
      under $500,000

       $500,000 but               2.00%                   2.01%                  1.60%
     under $1 million


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


  --------------------------- ------------------- ---------------------- -------------------------------
                               Sales charge as %     Sales charge as %       Dealer's commission as %
      Amount of purchase       of offering price    of amount invested          of offering price
  --------------------------- ------------------- --------------------- -------------------------------
     $1 million up to $5             none                 none                      1.00%
           million
  --------------------------- ------------------- --------------------- -------------------------------
       Next $20 million              none                 none                      0.50%
      up to $25 million
  --------------------------- ------------------- --------------------- -------------------------------
   Amount over $25 million           none                 none                      0.25%
  --------------------------- ------------------- --------------------- -------------------------------

About your account continued

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
             Program               How it works                                                  Share class
                                                                                          A           B                C
------------------------------------------------------------------------------------------------------------------------------------
    Letter of Intent               Through a Letter of Intent you agree to                X           Although the Letter of Intent
                                   invest a certain amount in Delaware                                and Rights of Accumulation do
                                   Investment Funds (except money market funds                        not apply to the purchase of
                                   with no sales charge) over a 13-month period                       Class B and C shares, you can
                                   to qualify for reduced front-end sales                             combine your purchase of Class
                                   charges.                                                           A shares with your purchase of
                                                                                                      B and C shares to fulfill your
                                                                                                      Letter of Intent or qualify
                                                                                                      for Rights of Accumulation.
-------------------------------------------------------------------------------------------------
    Rights of Accumulation         You can combine your holdings or purchases             X
                                   of all funds in the Delaware Investments
                                   family (except money market funds with no
                                   sales charge) as well as the holdings and
                                   purchases of your spouse and children under
                                   21 to qualify for reduced front-end sales
                                   charges.
------------------------------------------------------------------------------------------------------------------------------------
    Reinvestment of Redeemed       Up to 12 months after you redeem shares, you           X           Not available.
    Shares                         can reinvest the proceeds without paying a
                                   front-end sales charge.
------------------------------------------------------------------------------------------------------------------------------------
    SIMPLE IRA, SEP IRA,           These investment plans may qualify for                 X           Not available.
    SARSEP, Prototype Profit       reduced sales charges by combining the
    Sharing, Pension,              purchases of all members of the group.
    401(k), SIMPLE 401(k),         Members of these groups may also qualify to
    403(b)(7), and 457             purchase shares without a front-end sales
    Retirement Plans               charge and a waiver of any contingent
                                   deferred sales charges.
------------------------------------------------------------------------------------------------------------------------------------


How to buy shares

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Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


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By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800-523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800-523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objective and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible Securities
The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. Government Securities
The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

    o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
    o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase Agreements
The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued Securities and Firm Commitment Agreements
The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money Market Instruments
The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

    o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);
    o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));
    o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);
    o variable rate demand notes, short-term tax-exempt obligations; and
    o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic Transactions
General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on Futures and Options Transactions. The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;
o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options Transactions. The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

         A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures Contracts and Options Thereon. The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap Agreements. The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these Strategic Transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign current and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;
o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;
o the fact that skills need to use these strategies are different from those needed to select Fund securities;
o the possible absence of a liquid secondary market for any particular instrument at any time;
o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and
o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                      * * *

         The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
Overseas Equity Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Overseas Equity Fund and Foundation Funds as a result of these transactions.

Financial information

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Funds's previous independent audotors.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Class A Shares              Period
                                                                                          Year Ended 10/31           12/3/93(1)
                                                                                ---------------------------------        to
 Overseas Equity Fund                                                      1998(5)     1997(5)   1996(6)     1995     10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.520    $12.390    $11.400    $11.000    $10.000
Income (loss) from investment operations
     Net investment income (loss)                                           0.091     (0.060)    (0.060)     0.010      0.020
     Net realized and unrealized gain (loss) on investments
       and foreign Currencies                                              (1.501)     0.960      1.073      0.400      1.010
                                                                           ------    -------      -----      -----      -----

     Total from investment operations                                      (1.410)     0.900      1.013      0.410      1.030
                                                                           ------    -------      -----      -----      -----
Less dividends and distributions
     Dividends from net investment income                                  (0.520)    (0.440)    (0.023)    (0.010)    (0.030)
     Distributions from net realized gain on investments                   (1.640)    (0.330)      none       none       none
                                                                           ------    -------    -------       ----       ----
     Total dividends and distributions                                     (2.160)    (0.770)    (0.023)    (0.010)    (0.030)
                                                                           ------    -------    -------    -------    -------
 Net asset value, end of period                                            $8.950    $12.520    $12.390    $11.400    $11.000
                                                                           ======    =======    =======    =======    =======

 Total return(2)                                                           (12.95%)(3)  7.74%      8.90%(3)   3.81%(3)  10.25%(3)

 Ratios and supplemental data
     Net assets, end of period (000 omitted)                               $2,034    $10,868    $14,886    $13,018    $11,721
     Ratio of expenses to average net assets                                 1.83%      1.80%      1.82%      1.85%      1.85% (4)
     Ratio of expenses to average net assets prior to
      expense limitation                                                     3.75%       N/A       2.60%      2.96%      3.56% (4)
     Ratio of net investment income (loss) to average
      net assets                                                             0.93%     (0.45%)    (0.51%)     0.00%      0.25% (4)
     Ratio of net investment loss to average net assets
      prior to expense Limitation                                           (0.99%)      N/A      (1.29%)    (1.11%)    (1.96%)(4)

     Portfolio turnover                                                        87%        18%        21%         9%         6%
Volatility
Volatility, as indicated by year-by-year total return(2)                      1998      1997        1996      1995       1994
Volatility chart is not part of the Financial highlights
and has not been audited by Ernst & Young LLP.                             (12.95%)(3)  7.74%      8.90%(3)   3.81%(3)  10.25%(3)



(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Class B Shares              Period
                                                                                          Year Ended 10/31           3/29/94(1)
                                                                                ---------------------------------        to
 Overseas Equity Fund                                                      1998(5)     1997(5)   1996(6)     1995     10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.540     $11.560    $10.710    $10.400    $10.000
Income (loss) from investment operations
     Net investment income (loss)                                           0.033      (0.140)    (0.060)    (0.020)      none
     Net realized and unrealized gain (loss) on investments
      and foreign currencies                                               (1.383)      0.890      0.930      0.350      0.430
                                                                          -------      ------    -------    -------    -------

     Total from investment operations                                      (1.350)      0.750      0.870      0.330      0.430
                                                                          -------      ------    -------    -------    -------
Less dividends and distributions
     Dividends from net investment income                                  (0.520)     (0.440)    (0.020)    (0.020)    (0.030)
     Distributions from net realized gain on investments                   (1.640)     (0.330)      none       none       none
                                                                          -------      ------    -------    -------    -------
     Total dividends and distributions                                     (2.160)     (0.770)    (0.020)    (0.020)    (0.030)
                                                                          -------      ------    -------    -------    -------
 Net asset value, end of period                                            $8.030     $11.540    $11.560    $10.710    $10.400
                                                                          =======     =======    =======    =======    =======

 Total return(2)                                                           (13.66%)(3)   6.95%      8.16%(3)   3.19%(3)   4.28%(3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                               $1,166      $1,450     $1,208     $1,183       $523
     Ratio of expenses to average net assets                                 2.53%       2.50%      2.50%      2.50%      2.50%(4)
     Ratio of expenses to average net assets prior to
      expense limitation                                                     4.45%        N/A       3.28%      3.61%      4.22%(4)
     Ratio of net investment income (loss) to average
      net assets                                                             0.23%      (1.16%)    (1.19%)    (0.57%)    (0.37%)(4)
     Ratio of net investment loss to average net assets
      prior to expense limitation                                           (1.69%)       N/A      (1.97%)    (1.68%)    (2.09%)(4)

     Portfolio turnover                                                        87%         18%        21%         9%         6%
Volatility
Volatility, as indicated by year-by-year total return(2)                     1998        1997       1996       1995       1994
Volatility chart is not part of the Financial highlights and has not       (13.66%)(3)   6.95%      8.16%(3)   3.19%(3)   4.28%(3)
been audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Class C Shares              Period
                                                                                          Year Ended 10/31           5/10/94(1)
                                                                                ---------------------------------        to
 Overseas Equity Fund                                                      1998(5)     1997(5)   1996(6)     1995     10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $11.550    $11.580    $10.730    $10.430    $10.000
Income (loss) from investment operations
     Net investment income (loss)                                           0.033     (0.140)    (0.060)    (0.060)     0.010
     Net realized and unrealized gain (loss) on investments
      and foreign currencies                                               (1.383)     0.880      0.930      0.390      0.440
                                                                          -------     ------    -------    -------    -------

     Total from investment operations                                      (1.350)     0.740      0.870      0.330      0.450
                                                                          -------     ------    -------    -------    -------
Less dividends and distributions
     Dividends from net investment income                                  (0.520)    (0.440)    (0.020)    (0.030)    (0.020)
     Distributions from net realized gain on investments                   (1.640)    (0.330)      none       none       none
                                                                          -------     ------    -------    -------    -------
     Total dividends and distributions                                     (2.160)    (0.770)    (0.020)    (0.030)    (0.020)
                                                                          -------     ------    -------    -------    -------
Net asset value, end of period                                             $8.040    $11.550    $11.580    $10.730    $10.430
                                                                          =======    =======    =======    =======    =======

Total return(2)                                                            (13.67%)(3)  6.85%      8.15%(3)   3.16%(3)   4.45% (3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                                 $179       $159       $112        $43        $38
     Ratio of expenses to average net assets                                 2.53%      2.50%      2.50%      2.50%      2.50% (4)
     Ratio of expenses to average net assets prior to
      expense limitation                                                     4.45%       N/A       3.28%      3.61%      4.23% (4)
     Ratio of net investment income (loss) to average
      net assets                                                             0.23%     (1.16%)    (1.19%)    (0.62%)    (0.16%)(4)
     Ratio of net investment loss to average net assets
      prior to expense limitation                                           (1.69%)      N/A      (1.97%)    (1.73%)    (1.57%)(4)

     Portfolio turnover                                                        87%        18%        21%         9%         6%
Volatility
Volatility, as indicated by year-by-year total return(2)                      1998       1997       1996        1995       1994
Volatility chart is not part of the Financial highlights
 and has not been audited by Ernst & Young LLP.                            (13.67%)(3)  6.85%      8.15%(3)   3.16%(3)   4.45%(3)



(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

C-C

Capital
The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

C-E

Corporate bond
A debt security issued by a corporation. See "bond."

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

F-M

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

M-P

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley EAFE Index. The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on certain exchanges in Europe, Australia and the Far East weighted by capitalization.



National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

P-S

Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

S-S

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.


Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

T-V

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]


Overseas Equity Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800o523o1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

Web site
www.delawarefunds.com


E-mail
service@delinvest.com


Shareholder Service Center

800-523-1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

o    For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800-362-FUND (800-362-3863)

o For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-7972



                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


P-___ [--] PP 2/99

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                              Overseas Equity Fund

                               Institutional Class




                                   Prospectus
                                  March 1, 1999

                               International Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]


Table of contents


Fund profile                                                      page
Overseas Equity Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio managers


Fund administration (Who's who)


About your account                                                page
Investingin the Fund
    Institutional Class shares
    How to buy shares
    How to redeem shares
    Account minimum
    Exchanges
    Dividends, distributions and taxes

Implementation of investment objectives and policies               page

Certain management considerations                                  page

Financial information                                              page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
------
Take a look at the fund profile for an overview of the Fund.

Step 2
------
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
------
Determine which fund features and services you would like to take advantage of.

Step 4
------

Use the glossary that begins on page ___ to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
------------
An investment overview
----------------------

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Overseas Equity Fund, a mutual fund from the Delaware Investments Family of Funds.


Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.


Investing for international diversification with Overseas Equity Fund Investors with long-term goals often choose mutual funds that provide international or global diversification. Overseas Equity Fund is an international fund. These funds provide the potential to increase the value of your investment through either rising security prices or through income from international or global securities. Individually, these funds may experience a high level of volatility, but in combination with a portfolio of U.S. securities, they may actually help to reduce the risk of your total investment portfolio over the long term. Like all mutual funds, international funds allow you to invest conveniently in a variety of different securities without having to select and monitor individual securities on your own.


[House Graphic - Highlight international "column" - international and global funds

Building Blocks of Asset Allocation

International and Global Funds


International and Global Funds for...

International Diversification
These funds may include stock and bond funds and may be broadly diversified or focused on an individual country or region. Risk levels of international funds vary, depending on the investment objectives and strategies of the individual fund.



International and Global Funds

Asset Allocation Funds

Total Return Funds

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: Overseas Equity Fund
-----------------------------

What is the Fund's goal?
Overseas Equity Fund seeks to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest in stocks of companies based in foreign countries which are believed to offer appreciation potential. We may invest in companies based in established countries. We may also invest up to 40% of our net assets in companies located in developing countries.

In determining what portion of the Overseas Equity Fund's assets should be allocated to a particular country, we consider: how weak or strong the country's currency is, the country's prospects for economic growth compared to other countries, expected levels of inflation, political environment and the range of investment opportunities available in the country.

In selecting individual stocks for the portfolio, we evaluate each stock on its growth prospects and the potential value of its future income stream. We estimate how much a stock is likely to pay in dividends. We then adjust that for inflation to determine a current value for the stock. We compare that value to other stocks available to us and decide what companies appear to have the best future prospects. This strategy allows us to compare stocks across a variety of countries and is typically considered to be a value approach to investing.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page ___.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for capital growth potential.
o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like Overseas Equity Fund, which invests in developing countries.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors whose primary goal is to receive current income.
o Investors who do not understand the significant risks associated with international investing.

How has the Fund performed?


This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as average annual returns for one year and since inception - - all compared to the performance of the Morgan Stanley EAFE Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


* Overseas Equity Fund
* Morgan Stanley EAFE Index


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(Institutional Class)]

Year-by-year total return (Institutional Class)


         Overseas Equity Fund               Morgan Stanley EAFE Index
1998             -6.59%                             20.33%
1997              2.02%                              2.06%
1996              9.88%                              6.36%
1995             10.19%                             11.55%



As of December 31, 1998, the Fund had a year-to-date return of -6.59%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 11.41% for the quarter ended June 30, 1997 and its lowest return was -13.73% for the quarter ended September 30, 1998.


               Average annual returns for periods ending 12/31/98

                   Institutional Class     Morgan Stanley EAFE Index

1 year             -6.59%                  20.33%
Since inception
(2/3/94)            2.71%                   7.87%

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

 ----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as         none
 a percentage of offering price
 ----------------------------------------------------------------
 Maximum contingent deferred sales charge (load) as a none percentage of original purchase price or redemption price,
 whichever is lower                                          none
 ----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested           none
 dividends
 ----------------------------------------------------------------
 Redemption fees                                             none
 ----------------------------------------------------------------
 Exchange Fees(1)                                            none
 ----------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

 ----------------------------------------------------------------
 Management fees                                            1.00%
 ----------------------------------------------------------------
 Distribution and service (12b-1) fees                      None
 ----------------------------------------------------------------
 Other expenses                                             2.45%
 ----------------------------------------------------------------
 Total operating expenses(2)                                3.45%
 ----------------------------------------------------------------



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 ----------------------------
 1 year                 $348
 ----------------------------
 3 years              $1,059
 ----------------------------
 5 years              $1,793
 ----------------------------
 10 years             $3,730
 ----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange you shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses May 1, 1998 through April 30,1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 2.

How we manage the Fund
----------------------

Our investment strategies


Overseas Equity Fund's investment objective is to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Overseas Equity Fund's investment goal is to seek to maximize total return (capital appreciation and income). It seeks to achieve this objective by investing primarily in equity securities of foreign issuers located in countries that the manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries including:

                 Australia       Hong Kong             Norway
                 Austria         Ireland               Portugal
                 Belgium         India                 Singapore
                 Brazil          Italy                 South Africa
                 Canada          Japan                 Spain
                 Denmark         Luxembourg            Sweden
                 Finland         Malaysia              Switzerland
                 France          Mexico                Thailand
                 Germany         the Netherlands       The United Kingdom
                 Greece          New Zealand


The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.


The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depositary Receipts (ADRs), American Depositary Shares
(ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See Risk factors and special considerations -- Foreign investments, below. For a complete list of the Fund's investment restrictions, see Investment Restrictions in the Statement of Additional Information.


The Fund may invest up to 40% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

Certain investment guidelines

     Illiquid securities. Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

     o repurchase agreements with maturities greater than seven calendar days;
     o time deposits maturing in more than seven calendar days;
     o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;
     o certain over-the-counter options, as described in the Statement of Additional Information;
     o certain variable rate demand notes having a demand period of more than seven days; and
     o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).


     Restricted securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

     Other guidelines. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

The risks of investing in the Fund
---------------------------------
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Overseas Equity Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in Overseas Equity Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
                 -----                                                ----------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Overseas Equity Fund
                                                                          --------------------
-------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a    We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a          appreciate over an extended time frame regardless of interim market fluctuations. In
certain market -- like the stock or      deciding what portion of our portfolio should be invested in any individual country,
bond market - or in a certain country    we evaluate the country's economy, politics, liquidity, corporate earnings, interest
or region will decline in value          rates and valuations relative to other countries.
because of factors such as economic
conditions, future expectations or       We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                     temporary, defensive strategy.  We may also invest a major portion of the Fund's net assets in U.S. securities as a temporary defensive measure.


-------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk   We hold a number of different securities in a variety of sectors in order to minimize
that the value of securities in a        the impact that any one poorly performing security would have on Overseas Equity
particular industry or the value of an   Fund's overall performance.
individual stock or bond will decline
because of changing expectations for
the performance of that industry or
for the individual company issuing the
stock or bond.
-------------------------------------------------------------------------------------------------------------------------------
Currency Risk                            Overseas Equity Fund may try to hedge its currency risk by purchasing foreign
The value of the Fund's                  currency exchange contracts.  By agreeing to purchase or sell foreign currencies at a
investments may be negatively affected   pre-set price on a future date, Overseas Equity Fund strives to protect the value of
by changes in foreign currency           the stocks it owns from future changes in currency rates. Overseas Equity Fund will
exchange rates.  Adverse changes in      use currency exchange contracts only for defensive measures, not to enhance portfolio
exchange rates may reduce or eliminate   returns. However, there is no assurance that a strategy such as this will be
any gains produced by investments that   successful.
are denominated in foreign currencies
and may increase any losses.
-------------------------------------------------------------------------------------------------------------------------------

Political Risk
The risk that countries or the entire    We carefully evaluate the political situations in the countries where we invest and
region where we invest may experience    take into account any potential risks before we select securities for the portfolio.
political instability, which may cause   However, there is no way to eliminate political risk when investing internationally.
greater fluctuation in the value of
our investments due to changes in
currency exchange rates, governmental
seizures or nationalization of assets.
-------------------------------------------------------------------------------------------------------------------------------
Emerging Market Risk
is the possibility that the risks        We carefully select securities within emerging markets and strive to consider all
associated with international            relevant risks associated with an individual company. Typically a larger percentage
investing will be greater in emerging    of our net assets is allocated to established countries than to developing countries.
markets than in more developed foreign   However, we cannot eliminate emerging market risk and consequently  encourage
markets because, among other things,     shareholders to invest in this Fund only if they have a long-term time horizon,
emerging markets may have less stable    over which the potential of individual securities is more likely to be realized.
political and economic environments.
-------------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk                  The Fund will attempt to reduce these risks through investing in a number of
Foreign markets may be less liquid,      different countries, credit analysis and attention to trends in the economy,
have greater price volatility, less      industries and financial markets. The fact that we are investing for the long-term
regulation and higher transaction        makes short-term liquidity less important and helps to reduce the high transaction
costs than U.S. markets.                 costs that may be associated with funds which engage in more short-term trading.
-------------------------------------------------------------------------------------------------------------------------------
Information Risk                         We conduct a great deal of fundamental research on the companies we invest in rather
Foreign companies are subject to         than relying solely on information available through financial reporting. We believe
different accounting, auditing and       this will help us better uncover any potential weaknesses in individual companies.
financial reporting standards than
U.S. companies. There may be less
information available about foreign
issuers than domestic issuers.
Furthermore, regulatory oversight of
foreign issuers may be less stringent
or less consistently applied than in
the United States.
-------------------------------------------------------------------------------------------------------------------------------

Additional information on risk factors
     Fixed-Income Securities. To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

     Foreign Investments. Overseas Equity Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that they will be successful.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Borrowing. The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.


     Securities lending. The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.


If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.


     Temporary defensive position. For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

     Portfolio turnover. High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                      * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

Who manages the Fund

Investment manager and Sub-adviser The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware International Advisers Ltd., an affiliate of Delaware Management Company, is the Fund's sub-adviser. As sub-adviser, Delaware International is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio Managers

Clive A. Gillmore and Robert Akester have had primary responsibility for making day-to-day investment decisions for the Fund since September 15, 1997.

Clive A. Gilmore is a graduate of the University of Warwick. He began his career at Legal and General Investment Management and joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program.

Robert Akester joined Delaware International in 1996 as a Senior Portfolio Manager. He began his investment career in 1969 and was most recently a Director of Hill Samuel Investment Advisers Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

In making investment decisions for Overseas Equity Fund, Mr. Gillmore and Mr. Akester regularly consult with an international equity team of nine members, five of whom research the Pacific Basin and four of whom research the European Markets. From time to time, Mr. Gillmore and Mr. Akester also consult with David
G. Tilles regarding investment decisions for the Fund.

David G. Tilles, Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

[sidebar]
Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                               Board of Directors
Investment Manager                The Fund                     Custodian

Delaware Management Company                           The Chase Manhattan Bank
One Commerce Square                                   4 Chase Metrotech Center
Philadelphia, PA 19103                                Brooklyn, NY 11245

Sub-Adviser
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

Portfolio managers          Distributor                                 Service agent
(see page x for details)    Delaware Distributors, L.P.          Delaware Service Company, Inc.
                            1818 Market Street                   1818 Market Street
                            Philadelphia, PA 19103               Philadelphia, PA 19103


                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account
------------------

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

How to buy shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.




[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800-510-4015 so we can assign an account number.



[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800-510-4015.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

How to redeem shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.



[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

About your account continued

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objective and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible securities
The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government securities
The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

  o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
  o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase agreements
The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-issued securities and firm commitment agreements
The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money market instruments
The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

  o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);
  o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));
  o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);
  o variable rate demand notes, short-term tax-exempt obligations; and
  o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic transactions
General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on Futures and Options Transactions. The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

   o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;
   o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
   o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options Transactions. The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

         A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures Contracts and Options Thereon. The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap Agreements. The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these Strategic Transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

  o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;
  o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;
  o the fact that skills need to use these strategies are different from those needed to select Fund securities;
  o the possible absence of a liquid secondary market for any particular instrument at any time;
  o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and
  o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                      * * *

         The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
Overseas Equity Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Overseas Equity Fund and Foundation Funds as a result of these transactions.

Financial highlights
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the year ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 have been audited by the Fund's previous independent auditors.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Institutional Class
                                                                                                   Shares                 Period
                                                                                                  Year Ended 10/31       2/3/94(1)
                                                                             -------------------------------------------    to
 Overseas Equity Fund                                                         1998(5)     1997(5)    1996(6)    1995     10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $12.480   $12.320     $11.440     $11.020    $10.500
Income (loss) from investment operations
     Net investment income (loss)                                              0.123    (0.020)     (0.060)      0.040      0.040
     Net realized and unrealized gain (loss) on investments and foreign       (1.513)    0.950       0.963       0.410      0.520
          currencies                                                         -------    ------       -----      ------     ------
     Total from investment operations                                         (1.390)    0.930       0.903       0.450      0.560
                                                                             -------     -----       -----      ------     ------
Less dividends and distributions
     Dividends from net investment income                                     (0.520)   (0.440)     (0.023)     (0.030)    (0.040)
     Distributions from net realized gain on investments                      (1.640)   (0.330)        none        none       none
                                                                              -------    -------      -----       -----      -----
     Total dividends and distributions                                        (2.160)   (0.770)     (0.023)     (0.030)    (0.040)
                                                                             -------    -------     -------     -------    -------
Net asset value, end of period                                                $8.930   $12.480     $12.320     $11.440    $11.020
                                                                              ======   =======     =======     =======    =======

Total return(2)                                                           (12.82%)(3)      8.04%    7.91%(3)    4.22%(3)  5.26%(3)

Ratios and supplemental data
     Net assets, end of period (000 omitted)                                    $59        $60        $284       $161       $63
     Ratio of expenses to average net assets                                   1.53%      1.50%       1.50%      1.50%     1.50%(4)
     Ratio of expenses to average net assets prior to expense limitation       3.45%        N/A       2.28%      2.61%     3.21%(4)
     Ratio of net investment income (loss) to average net assets               1.23%     (0.15%)     (0.19%)     0.40%     0.76%(4)
     Ratio of net investment loss to average net assets prior to expense
          limitation                                                          (0.69%)        N/A     (0.97%)    (0.71%)   (0.95%)(4)
     Portfolio turnover                                                          87%        18%         21%         9%         6%
Volatility
Volatility, as indicated by year-by-year total return(2)(3)                     1998       1997       1996       1995       1994
Volatility chart is not part of the Financial highlights and has          (12.82%)(3)      8.04%    7.91%(3)   4.22%(3)     5.26%(3)
not been audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3) Total return reflects expense limitations in effect during the period.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities after its expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currency
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-C

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.



Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

C-D

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.


Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

D-I

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

I-N

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund' s average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley EAFE Index

The Morgan stanley EAFE Stock Index is an international index including stocks traded on certain exchanges in Europe, Australia and the Far East, weighted by capitalization.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

N-S

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S-T

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

T-V

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]

Overseas Equity Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800-523-1918. You may also obtain additional information about the Fund from your financial adviser.


You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

Web site
www.delawarefunds.com


E-mail
service@delinvest.com


Client Services Representative

800-510-4015

[Delaphone Service

800-362-FUND (800-362-3863)


For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.]


Registrant's Investment Company Act file number: 811-7972


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-___ [--] PP 2/99

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                                New Pacific Fund

                           Class A * Class B * Class C





                                   Prospectus
                                  March 1, 1999

                               International Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]


Table of contents

Fund profile                                                      page
New Pacific Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and sub-adviser
Portfolio manager
Fund administration (Who's who)

About your account                                                page
Investing in the Fund
  Choosing a share class
  How to reduce your sales charge
  How to buy shares
  Retirement plans
  How to redeem shares
  Account minimum
  Special services
Dividends, distributions and taxes

Implementation of investment objectives and policies              page

Certain management considerations                                 page

Financial information                                             page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.


Step 1
------
Take a look at the fund profile for an overview of the Fund.

Step 2
------
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
------
Determine which fund features and services you would like to take advantage of.

Step 4
------
Use the glossary that begins on page ___ to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about New Pacific Fund, a mutual fund from the Delaware Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for international diversification with New Pacific Fund
Investors with long-term goals often choose mutual funds that provide international or global diversification. New Pacific Fund is an international fund. These funds provide the potential to increase the value of your investment through either rising security prices or through income from international or global securities. Individually, these funds may experience a high level of volatility, but in combination with a portfolio of U.S. securities, they may actually help to reduce the risk of your total investment portfolio over the long term. Like all mutual funds, international funds allow you to invest conveniently in a variety of different securities without having to select and monitor individual securities on your own.


[House Graphic - Highlight international "column" - international and global funds

Building Blocks of Asset Allocation

International and Global Funds


International and Global Funds for...

International Diversification
These funds may include stock and bond funds and may be broadly diversified or focused on an individual country or region. Risk levels of international funds vary, depending on the investment objectives and strategies of the individual fund.



International and Global Funds

Asset Allocation Funds

Total Return Funds

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: New Pacific Fund
-------------------------


What is the Fund's goal?
New Pacific Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in the Pacific Basin. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of companies of all sizes that are located in or have their principal business activities in countries located in the Pacific Basin. These countries include, but are not limited to, Australia, China, Hong Kong, Japan, Philippines, Singapore, Taiwan and Malaysia. We may invest in both established and developing countries. Under normal circumstances we will invest at least 65% of our net assets in Pacific Basin countries.

In selecting stocks for the portfolio, we look for companies that can benefit from future economic growth in the region. We evaluate both individual countries to determine how much of our portfolio should be allocated to companies located there and also individual companies. When evaluating individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management, and whether the stock appears overvalued or undervalued compared to other stocks in the market or in its industry.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page ___.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
o    Investors with long-term financial goals.
o    Investors looking for capital growth potential.
o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like New Pacific which concentrate investments in a single region.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors whose primary goal is to receive current income.
o Investors who do not understand the significant risks associated with international investing.

How has the New Pacific Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as average annual returns of all shares for the one and five years and since inception - - all compared to the performance of the Morgan Stanley Pacific Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

* New Pacific Fund
* Morgan Stanley Pacific Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)
                                                         Morgan Stanley
                    New Pacific Fund                     Pacific Index
1998                    -22.24%                              2.69%
1997                    -31.85%                            -25.34%
1996                      7.72%                             -8.40%
1995                     -3.75%                              2.99%
1994                    -11.02%                             13.03%

As of December 31, 1998, the Fund had a year-to-date return of -22.24%. During the periods illustrated in this bar chart, the Fund's highest return was 16.01% for the quarter ended December 31, 1998 and its lowest return was -26.10% for the quarter ended December 31, 1997.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.

---------------------------------------------------

                                                             Average annual returns for periods ending 12/31/98

CLASS             A                      B                      C                     Morgan Stanley
                                         (if redeemed)*         (if redeemed)*        Pacific Index**
                  (Inception 12/3/93)    (Inception 3/29/94)    (Inception 7/7/94)
                  -------------------    -------------------    ------------------    ----------------
1 year                 -26.69%                -26.69%                -23.52%                2.69%
5 years                -14.36%                   N/A                    N/A                -3.95%
Lifetime**             -12.81%                -12.66%                -13.42%               -2.60%


* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be -22.83% and -12.31% for the one-year and lifetime periods, respectively. Returns for Class C would be -22.74% and -13.42% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Morgan Stanley returns are for Class A lifetime. Morgan Stanley returns for Class B and Class C lifetimes were -5.73% and -8.07%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.

------------------------------------------------------ ------- ------- --------
CLASS                                                  A       B       C
------------------------------------------------------ ------- ------- --------
Maximum sales charge (load) imposed on purchases as    5.75%   none    none
a percentage of offering price
------------------------------------------------------ ------- ------- --------
Maximum contingent deferred sales charge (load) as a   none(1)  5%(2)  1%(3)
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------ ------- ------- --------
Maximum sales charge (load) imposed on reinvested       none   none    none
dividends
------------------------------------------------------ ------- ------- --------
Redemption fees                                         none   none    none
------------------------------------------------------ ------- ------- --------


Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

----------------------------------------------- ---------   ---------- ---------
Management fees                                    0.80%        0.80%      0.80%
----------------------------------------------- ---------   ---------- ---------
Distribution and service (12b-1) fees              0.30%(4)     1.00%      1.00%
----------------------------------------------- ---------   ---------- ---------
Other expenses                                     2.13%        2.13%      2.13%
----------------------------------------------- ---------   ---------- ---------
Total operating expenses(5)                        3.23%        3.93%      3.93%
----------------------------------------------- ---------   ---------- ---------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------ -------- --------- -------------- --------- ------------
CLASS(7)      A       B           B            C          C
                                 (if redeemed)           (if redeemed)
------------ -------- --------- -------------- --------- --------------
1 year          $882      $395           $895      $395           $495
------------ -------- --------- -------------- --------- --------------
3 years       $1,513    $1,198         $1,498    $1,198         $1,198
------------ -------- --------- -------------- --------- --------------
5 years       $2,166    $2,018         $2,218    $2,018         $2,018
------------ -------- --------- -------------- --------- --------------
10 years      $3,903    $3,998         $3,998    $4,147         $4,147
------------ -------- --------- -------------- --------- --------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Prior to May 6, 1996, 12b-1 Plan expenses for Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.

(5) Beginning May 1, 1998, the investment manager has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.70% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 5.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund
----------------------

Our investment strategies

New Pacific Fund's investment goal is to seek to maximize long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

                        Australia                         Pakistan
                        China                             Philippines
                        Hong Kong                         Singapore
                        India                             South Korea
                        Indonesia                         Sri Lanka
                        Japan                             Taiwan
                        Malaysia                          Thailand
                        New Zealand

The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

Certain Investment Guidelines
     Illiquid Securities. Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:
   o repurchase agreements with maturities greater than seven calendar days;
   o time deposits maturing in more than seven calendar days;
   o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;
   o certain over-the-counter options, as described in the Statement of Additional Information;
   o certain variable rate demand notes having a demand period of more than seven days; and
   o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

     Restricted Securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

     Other Guidelines. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the New Pacific Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in New Pacific Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


---------------------------------------- ---------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
---------------------------------------- ---------------------------------------------------------------------------------------
                                                                            New Pacific Fund
---------------------------------------- ---------------------------------------------------------------------------------------
Market risk is the risk that all or a    We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a          appreciate over an extended time frame regardless of interim market fluctuations. In
certain market -- like the stock or      deciding what portion of our portfolio should be invested in any individual country,
bond market --or in a certain country    we evaluate the country's economy, politics, liquidity, corporate earnings, interest
or region will decline in value          rates and valuations relative to other countries.
because of factors such as economic
conditions, future expectations or       We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                     temporary, defensive strategy.


---------------------------------------- ---------------------------------------------------------------------------------------
Industry and security risk is the risk   We hold a number of different securities in a variety of sectors in order to minimize
that the value of securities in a        the impact that any one poorly performing security would have on New Pacific Fund's
particular industry or the value of an   overall performance.
individual stock or bond will decline
because of changing expectations for
the performance of that industry or
for the individual company issuing the
stock or bond.
---------------------------------------- ---------------------------------------------------------------------------------------
Currency Risk                            New Pacific Fund may try to hedge its currency risk by purchasing foreign currency
The value of the Fund's                  exchange contracts.  By agreeing to purchase or sell foreign currencies at a pre-set
investments may be negatively affected   price on a future date, New Pacific Fund strives to protect the value of the stocks
by changes in foreign currency           it owns from future changes in currency rates.  However, there is no assurance that a
exchange rates.  Adverse changes in      strategy such as this will be successful.
exchange rates may reduce or eliminate
any gains produced by investments that
are denominated in foreign currencies
and may increase any losses.
---------------------------------------- ---------------------------------------------------------------------------------------


---------------------------------------- ---------------------------------------------------------------------------------------
Political Risk
The risk that countries or the entire    We carefully evaluate the political situations in the countries where we invest and
region where we invest may experience    take into account any potential risks before we select securities for the portfolio.
political instability, which may cause   However, there is no way to eliminate political risk when investing internationally.
greater fluctuation in the value of our
investments due to changes in currency
exchange rates, governmental seizures
or nationalization of assets.
---------------------------------------- ---------------------------------------------------------------------------------------
Emerging Market Risk
is the possibility that the risks        We carefully select securities within emerging markets and strive to consider all
associated with international            relevant risks associated with an individual company. We cannot eliminate emerging
investing will be greater in emerging    market risk and consequently encourage shareholders to invest in this Fund only if
markets than in more developed foreign   they have a long-term time horizon, over which the potential of individual securities
markets because, among other things,     is more likely to be realized.
emerging markets may have less stable
political and economic environments.
---------------------------------------- ---------------------------------------------------------------------------------------
Inefficient Market Risk                  The Fund will attempt to reduce these risks through investing in a number of
Foreign markets may be less liquid,      different countries, credit analysis and attention to trends in the economy,
have greater price volatility, less      industries and financial markets.
regulation and higher transaction costs
than U.S. markets.
---------------------------------------- ---------------------------------------------------------------------------------------
Information Risk                         We conduct a great deal of fundamental research on the companies we invest in rather
Foreign companies are subject to         than relying solely on information available through financial reporting.
different accounting, auditing and
financial reporting standards than
U.S. companies. There may be less
information available about foreign
issuers than domestic issuers.
Furthermore, regulatory oversight of
foreign issuers may be less stringent
or less consistently applied than in
the United States.
---------------------------------------- ---------------------------------------------------------------------------------------

Addiitonal Information on risk factors
     Fixed-Income Securities. To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

     Foreign Investments. New Pacific Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that they will be successful.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Borrowing. The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Securities Lending. The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

     Temporary Defensive Position. For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

     Portfolio Turnover. High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                      * * *


     For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

Who manages the Fund

Investment manager and Sub-adviser The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. AIB Govett, Inc. is the Fund's sub-adviser. As sub-adviser, AIB Govett is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio Manager

Jane Pickard has had primary responsibility for making day-to-day investment decisions for the Fund since November 12, 1997. Ms. Pickard graduated in law from Endinburgh University. She joined Barclays de Zoete Wedd Securities Limited in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management, an affiliate of AIB Govett, Inc., in 1996 and concentrates on investments in the Pacific region.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                               Board of Directors

Investment Manager                        The Fund             Custodian
Delaware Management Company                             The Chase Manhattan Bank
One Commerce Square                                     4 Chase Metrotech Center
Philadelphia, PA 19103                                  Brooklyn, NY 11245

Sub-Adviser
AIB Govett, Inc.
250 Montgomery Street, Suite 1200
San Francisco, CA 94104

Portfolio managers          Distributor                   Service agent
(see page ___ for details)  Delaware Distributors, L.P.   Delaware Service
                            1818 Market Street            Company, Inc.
                            Philadelphia, PA 19103        1818 Market Street
                                                          Philadelphia, PA 19103

                               Financial advisers

                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account
------------------

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
         o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

         o If you invest $50,000 or more, your front-end sales charge will be reduced.

         o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

         o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, no more than 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

         o Class A shares generally are not subject to a contingent deferred sales charge.

Class B
         o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

         o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

         o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

         o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

         o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

         o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

         o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C
         o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

         o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

         o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

         o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

         o Unlike Class B shares, Class C shares do not automatically convert into another class.

         o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Sales Charges

-------------------------- ---------------------- ----------------------- ----------------------
   Amount of purchase          Sales charge            Sales charge        Dealer's commission
                                   as %                  as % of                  as %
                             of offering price        amount invested       of offering price
-------------------------- ---------------------- ----------------------- ----------------------
    Less than $50,000             5.75%                   6.10%                  5.00%

       $50,000 but                4.75%                   5.01%                  4.00%
      under $100,000

       $100,000 but               3.75%                   3.92%                  3.00%
      under $250,000

       $250,000 but               2.50%                   2.61%                  2.00%
      under $500,000

       $500,000 but               2.00%                   1.96%                  1.60%
     under $1 million


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


--------------------------- ------------------- ---------------------- -------------------------------
    Amount of purchase      Sales charge as %     Sales charge as %       Dealer's commission as %
                            of offering price    of amount invested          of offering price
--------------------------- ------------------- --------------------- -------------------------------
   $1 million up to $5             none                 none                      1.00%
         million
--------------------------- ------------------- --------------------- -------------------------------
     Next $20 million              none                 none                      0.50%
    up to $25 million
--------------------------- ------------------- --------------------- -------------------------------
 Amount over $25 million           none                 none                      0.25%
--------------------------- ------------------- --------------------- -------------------------------

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


---------------------------- -------------------------------------------------- ------------------------------------------
         Program             How it works                                                         Share class
                                                                                      A          B            C
---------------------------- -------------------------------------------------- -------------- ---------------------------
Letter of Intent               Through a Letter of Intent you agree to                X        Although the Letter of
                               invest a certain amount in Delaware                             Intent and Rights of
                               Investment Funds (except money market funds                     Accumulation do not apply
                               with no sales charge) over a 13-month period                    to the purchase of Class
                               to qualify for reduced front-end sales                          B and C shares, you can
                               charges.                                                        combine your purchase of
                                                                                               Class A shares with your
                                                                                               purchase of B and C
                                                                                               shares to fulfill your
                                                                                               Letter of Intent or
                                                                                               qualify for Rights of
                                                                                               Accumulation.
---------------------------- -------------------------------------------------- --------------
Rights of Accumulation         You can combine your holdings or purchases             X
                               of all funds in the Delaware Investments
                               family (except money market funds with no
                               sales charge) as well as the holdings and
                               purchases of your spouse and children under
                               21 to qualify for reduced front-end sales
                               charges.
---------------------------- -------------------------------------------------- -------------- ---------------------------
Reinvestment of Redeemed       Up to 12 months after you redeem shares, you          X         Not available.
Shares                         can reinvest the proceeds without paying a
                               front-end sales charge.
---------------------------- -------------------------------------------------- -------------- ---------------------------
SIMPLE IRA, SEP IRA,           These investment plans may qualify for                 X        Not available.
SARSEP, Prototype Profit       reduced sales charges by combining the
Sharing, Pension,              purchases of all members of the group.
401(k), SIMPLE 401(k),         Members of these groups may also qualify to
403(b)(7), and 457             purchase shares without a front-end sales
Retirement Plans               charge and a waiver of any contingent
                               deferred sales charges.
---------------------------- -------------------------------------------------- -------------- ---------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


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By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


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By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800-523-1918.

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Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800-523-1918.

How to redeem shares

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Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

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By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objectives and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible Securities
The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. Government Securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

  o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
  o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase Agreements
The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued Securities and Firm Commitment Agreements
The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money Market Instruments
The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

  o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);
  o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));
  o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);
  o    variable rate demand notes, short-term tax-exempt obligations; and
  o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic Transactions
General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on Futures and Options Transactions. The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

  o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;
  o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
  o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options Transactions. The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures Contracts and Options Thereon. The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap Agreements. The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these Strategic Transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

  o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;
  o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;
  o the fact that skills need to use these strategies are different from those needed to select Fund securities;
  o the possible absence of a liquid secondary market for any particular instrument at any time;
  o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and
  o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                     * * *

     The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
New Pacific Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both New Pacific Fund and Foundation Funds as a result of these transactions.

Financial information
---------------------
Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the year ended October 31, 1999 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 have been audited by the Fund's previous independent auditors.

====================================================================================================================================

                                                                                         Class A Shares                 Period
                                                                                        Year Ended 10/31              12/3/93(1)
                                                                          -----------------------------------------       to
New Pacific Fund                                                          1998(4)    1997(4)    1996(5)      1995     10/31/94
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $7.320     $9.420       $8.710   $10.440     $10.000
Income (loss) from investment operations
     Net investment income (loss)                                          0.008     (0.010)      (0.050)   (0.050)     (0.020)
     Net realized and unrealized gain (loss) on investments and
          foreign currencies                                              (2.683)    (1.940)       0.769    (1.390)      0.470
                                                                          -------    -------     -------    -------    -------
     Total from investment operations                                     (2.675)    (1.950)       0.719    (1.440)      0.450
                                                                          -------    -------     -------    -------    -------
Less dividends and distributions
     Dividends from net investment income                                 (0.055)    (0.150)      (0.009)      none     (0.010)
     Distributions from net realized gain on investments                    none       none         none     (0.290)      none
                                                                          -------    -------     -------    -------    -------
     Total dividends and distributions                                    (0.055)    (0.150)      (0.009)    (0.290)    (0.010)
                                                                          -------    -------     -------    -------    -------
Net asset value, end of period                                            $4.590      7.320        9.420      8.710     10.440
                                                                          =======    =======     =======    =======    =======

Total return(2)                                                           (36.85%)   (21.15%)       8.26%    (13.99%)     4.53%

Ratios and supplemental data
     Net assets, end of period (000 omitted)                              $5,887     $7,144%     $11,752    $10,353    $11,333
     Ratio of expenses to average net assets                                1.90%      1.80%        1.82%      1.85%      1.85%(3)
     Ratio of expenses to average net assets prior to expense
          limitation                                                        3.23%      1.86%        2.77%      3.73%      3.66%(3)
     Ratio of net investment income (loss) to average net assets            0.15%     (0.08%)      (0.41%)    (0.60%)    (0.21%)(3)
     Ratio of net investment loss to average net assets prior to           (1.18%)    (0.14%)      (1.36%)    (2.48%)    (2.02%)(3)
          expense limitation
     Portfolio turnover                                                      188%       178%         163%       163%       104%
Volatility
Volatility, as indicated by year-by-year total return(2)                    1998       1997         1996       1995       1994
Volatility chart is not part of the Financial highlights and
     has not been audited by Ernst & Young LLP.                           (36.85%)   (21.15%)       8.26%    (13.99%)     4.53%

---------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects voluntary expense caps.
(3)  Annualized.
(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

================================================================================================================================

                                                                                       Class B Shares                   Period
                                                                                      Year Ended 10/31                3/29/94(1)
                                                                        --------------------------------------------      to
New Pacific Fund                                                          1998(4)    1997(4)     1996(5)     1995      10/31/94
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $7.470     $9.680      $9.010    $10.860     $10.000
Income (loss) from investment operations
     Net investment loss                                                  (0.031)    (0.080)     (0.050)    (0.100)     (0.030)
     Net realized and unrealized gain (loss) on investments
           and foreign currencies                                         (2.724)    (1.980)      0.730     (1.460)      0.890
                                                                         -------    -------     -------    -------     -------
     Total from investment operations                                     (2.755)    (2.060)      0.680     (1.560)      0.860
                                                                         -------    -------     -------    -------     -------
Less dividends and distributions
     Dividends from net investment income                                 (0.055)    (0.150)     (0.010)      none        none
     Distributions from net realized gain on investments                    none       none        none     (0.290)       none
                                                                         -------    -------     -------    -------     -------
     Total dividends and distributions                                    (0.055)    (0.150)     (0.010)    (0.290)     (0.000)
                                                                         -------    -------     -------    -------     -------
Net asset value, end of period                                            $4.660     $7.470      $9.680     $9.010     $10.860
                                                                         =======    =======     =======    =======     =======

Total return(2)                                                           (37.05%)   (21.72%)      7.54%    (14.56%)      8.58%

Ratios and supplemental data
     Net assets, end of period (000 omitted)                              $2,236     $2,534        $562       $573        $431
     Ratio of expenses to average net assets                                2.60%      2.50%       2.50%      2.50%       2.50%(3)
     Ratio of expenses to average net assets prior to expense
           limitation                                                       3.93%      2.56%       3.45%      4.38%       4.32%(3)
     Ratio of net investment loss to average net assets                    (0.55%)    (0.77%)     (1.09%)    (1.20%)     (0.88%)(3)
     Ratio of net investment loss to average net assets prior
           to expense limitation                                           (1.88%)    (0.83%)     (2.04%)    (3.08%)     (2.70%)(3)

Portfolio turnover                                                           188%       178%        163%       163%        104%
Volatility
Volatility, as indicated by year-by-year total return(2)                    1998       1997        1996       1995        1994
Volatility chart is not part of the Financial highlights and
           has not been audited by Ernst & Young LLP.                     (37.05%)   (21.72%)      7.54%    (14.56%)      8.58%


------------------
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects voluntary expense caps.
(3)  Annualized.
(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

==================================================================================================================================
                                                                                                Class C Shares         Period
                                                                                                Year Ended 10/31      7/7/94(1)
                                                                         -------------------------------------------     to
New Pacific Fund                                                           1998(4)    1997(4)    1996(5)     1995      10/31/94
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $7.320     $9.490      $8.830    $10.660    $10.000
Income (loss) from investment operations
     Net investment loss                                                   (0.029)    (0.080)     (0.050)    (0.080)    (0.020)
     Net realized and unrealized gain (loss) on investments
          and foreign currencies                                           (2.686)    (1.940)      0.718     (1.460)     0.680
                                                                          -------    -------     -------    -------    -------

     Total from investment operations                                      (2.715)    (2.020)      0.668    (1.540)      0.660
                                                                          -------    -------     -------    -------    -------
Less dividends and distributions
     Dividends from net investment income                                  (0.055)    (0.150)     (0.008)     none        None
     Distributions from net realized gain on investments                     None       none        none    (0.290)       None
                                                                          -------    -------     -------    -------    -------
     Total dividends and distributions                                     (0.055)    (0.150)     (0.008)   (0.290)       None
                                                                          -------    -------     -------    -------    -------
Net asset value, end of period                                             $4.550     $7.320      $9.490    $8.830     $10.660
                                                                          =======    =======     =======    =======    =======

Total return(2)                                                            (37.18%)   (21.85%)      7.58%   (14.57%)      6.55%

Ratios and supplemental data
     Net assets, end of period (000 omitted)                                 $130       $129         $44       $17         $12
     Ratio of expenses to average net assets                                 2.60%      2.50%       2.50%     2.50%       2.50%(3)
     Ratio of expenses to average net assets prior to
          expense limitation                                                 3.93%      2.56%       3.45%     4.38%       4.31%(3)
     Ratio of net investment loss to average net assets                     (0.55%)    (0.77%)     (1.09%)   (1.02%)     (0.83%)(3)
     Ratio of net investment loss to average net assets
          prior to expense limitation                                       (1.88%)    (0.83%)     (2.04%)   (2.90%)     (2.64%)(3)

     Portfolio turnover                                                       188%       178%        163%      163%        104%
Volatility
Volatility, as indicated by year-by-year total return(2)                     1998       1997        1996      1995        1994
Volatility chart is not part of the Financial highlights
     and has not been audited by Ernst & Young LLP.                        (37.18%)   (21.85%)      7.58%   (14.57%)      6.55%



(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects voluntary expense caps.
(3)  Annualized.
(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds.

See also Nationally recognized statistical rating organization.

C-C

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

C-E

Corporate bond
A debt security issued by a corporation. See bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

F-M

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

M-P

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Pacific Index
A total return index, reported in U.S. dollars, based on shares prices and reinvested gross dividends of approximately 500 companies (only those securities deemed sufficiently liquid for trading by investors from the following 6 countries: Australia, Hong Kong, Japan, Malaysia, New Zealand, Singapore.

National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

P-S

Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

S-S

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.


Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

T-V

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]

New Pacific Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800-523-1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site
www.delawarefunds.com


E-mail
service@delinvest.com


Shareholder Service Center

800-523-1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

o    For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800-362-FUND (800-362-3863)

o For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-7972


                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-___ [--] PP 2/99

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London



                                New Pacific Fund

                               Institutional Class




                                   Prospectus
                                  March 1, 1999

                               International Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]


Table of contents

Fund profile                                                      page
New Pacific Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio manager

Fund administration (Who's who)

About your account                                                page
Investing in the Fund
   Institutional Class shares
   How to buy shares
   How to redeem shares

   Account minimum
   Exchanges
   Dividends, distributions and taxes

Implementation of investment objectives and policies              page

Certain management considerations                                 page

Financial information                                             page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
Take a look at the fund profile for an overview of the Fund.

Step 2
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
Determine which fund features and services you would like to take advantage of.

Step 4

Use the glossary that begins on page ___ to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profile:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about New Pacific Fund, a mutual fund from the Delaware Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for international diversification with New Pacific Fund
Investors with long-term goals often choose mutual funds that provide international or global diversification. New Pacific Fund is an international fund. These funds provide the potential to increase the value of your investment through either rising security prices or through income from international or global securities. Individually, these funds may experience a high level of volatility, but in combination with a portfolio of U.S. securities, they may actually help to reduce the risk of your total investment portfolio over the long term. Like all mutual funds, international funds allow you to invest conveniently in a variety of different securities without having to select and monitor individual securities on your own.



[House Graphic - Highlight international "column" - international and global funds

Building Blocks of Asset Allocation

International and Global Funds


International and Global Funds for...

International Diversification
These funds may include stock and bond funds and may be broadly diversified or focused on an individual country or region. Risk levels of international funds vary, depending on the investment objectives and strategies of the individual fund.



International and Global Funds

Asset Allocation Funds

Total Return Funds

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

Profile: New Pacific Fund

What is the Fund's goal?
New Pacific Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in the Pacific Basin. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of companies of all sizes that are located in or have their principal business activities in countries located in the Pacific Basin. These countries include, but are not limited to, Australia, China, Hong Kong, Japan, Philippines, Singapore, Taiwan and Malaysia. We may invest in both established and developing countries. Under normal circumstances we will invest at least 65% of our net assets in Pacific Basin countries.

In selecting stocks for the portfolio, we look for companies that can benefit from future economic growth in the region. We evaluate both individual countries to determine how much of our portfolio should be allocated to companies located there and also individual companies. When evaluating individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management, and whether the stock appears overvalued or undervalued compared to other stocks in the market or in its industry.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page ___.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors looking for capital growth potential.
o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like New Pacific which concentrate investments in a single region.

Who should not invest in the Fund
o  Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors whose primary goal is to receive current income.
o Investors who do not understand the significant risks associated with international investing.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as average annual returns for one year and since inception -- all compared to the performance of the Morgan Stanley Pacific Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

* New Pacific Fund
* Morgan Stanley Pacific Index


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Institutional Class)]

Year-by-year total return (Institutional Class)

                                  Morgan Stanley
          New Pacific Fund        Pacific Index
          ----------------        --------------
1998         -21.83%                  2.69%
1997         -31.53%                -25.34%
1996           8.20%                 -8.40%
1995          -3.21%                  2.99%

As of December 31, 1998, the Fund had a year-to-date return of -21.83%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 16.10% for the quarter ended December 31, 1998 and its lowest return was -25.83% for the quarter ended December 31, 1997.


               Average annual returns for periods ending 12/31/98

                                                       Morgan Stanley
                               Institutional Class     Pacific Index
                               -------------------     --------------
1 year                              -21.83%                 2.69%
Since inception (2/3/94)            -13.68%                -6.13%

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.


------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as         none
 a percentage of offering price
------------------------------------------------------------------
 Maximum contingent deferred sales charge (load) as a        none
 percentage of original purchase price or redemption price,
 whichever is lower
------------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested           none
 dividends
------------------------------------------------------------------
 Redemption fees                                             none
------------------------------------------------------------------
 Exchange Fees(1)                                            none
------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

------------------------------------------------------------------
 Management fees                                             0.80%
------------------------------------------------------------------
 Distribution and service (12b-1) fees                        none
------------------------------------------------------------------
 Other expenses                                              2.13%
------------------------------------------------------------------
 Total operating expenses(2)                                 2.93%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 ----------------------------
 1 year                 $296
 ----------------------------
 3 years                $907
 ----------------------------
 5 years              $1,543
 ----------------------------
 10 years             $3,252
 ----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange you shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses through April 30,1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 2.

Our investment strategies

New Pacific Fund's investment goal is to seek to maximize long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

              Australia                         Pakistan
              China                             Philippines
              Hong Kong                         Singapore
              India                             South Korea
              Indonesia                         Sri Lanka
              Japan                             Taiwan
              Malaysia                          Thailand
              New Zealand

The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

Certain investment guidelines

    Illiquid Securities. Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

    o repurchase agreements with maturities greater than seven calendar days;

    o time deposits maturing in more than seven calendar days;

    o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;

    o certain over-the-counter options, as described in the Statement of Additional Information;

    o certain variable rate demand notes having a demand period of more than seven days; and

    o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

     Restricted Securities. Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

     Other Guidelines. In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the New Pacific Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in New Pacific Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                            New Pacific Fund


------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a    We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a          appreciate over an extended time frame regardless of interim market fluctuations. In
certain market -- like the stock or      deciding what portion of our portfolio should be invested in any individual country,
bond market -- or in a certain country   we evaluate the country's economy, politics, liquidity, corporate earnings, interest
or region will decline in value          rates and valuations relative to other countries.
because of factors such as economic
conditions, future expectations or       We may hold a substantial part of the Fund's assets in cash or cash equivalents as a
investor confidence.                     temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk   We hold a number of different securities in a variety of sectors in order to minimize
that the value of securities in a        the impact that any one poorly performing security would have on New Pacific Fund's
particular industry or the value of an   overall performance.
individual stock or bond will decline
because of changing expectations for
the performance of that industry or
for the individual company issuing the
stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Currency Risk                            New Pacific Fund may try to hedge its currency risk by purchasing foreign currency
The value of the Fund's                  exchange contracts.  By agreeing to purchase or sell foreign currencies at a pre-set
investments may be negatively affected   price on a future date, New Pacific Fund strives to protect the value of the stocks
by changes in foreign currency           it owns from future changes in currency rates.  However, there is no assurance that a
exchange rates.  Adverse changes in      strategy such as this will be successful.
exchange rates may reduce or eliminate
any gains produced by investments that
are denominated in foreign currencies
and may increase any losses.
------------------------------------------------------------------------------------------------------------------------------------

Political Risk
The risk that countries or the entire    We carefully evaluate the political situations in the countries where we invest and
region where we invest may experience    take into account any potential risks before we select securities for the portfolio.
political instability, which may cause   However, there is no way to eliminate political risk when investing internationally.
greater fluctuation in the value of our
investments due to changes in currency
exchange rates, governmental seizures
or nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Market Risk
is the possibility that the risks        We carefully select securities within emerging markets and strive to consider all
associated with international            relevant risks associated with an individual company. We cannot eliminate emerging
investing will be greater in emerging    market risk and consequently encourage shareholders to invest in this Fund only if
markets than in more developed foreign   they have a long-term time horizon, over which the potential of individual securities
markets because, among other things,     is more likely to be realized.
emerging markets may have less stable
political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient Market Risk                  The Fund will attempt to reduce these risks through investing in a number of
Foreign markets may be less liquid,      different countries, credit analysis and attention to trends in the economy,
have greater price volatility, less      industries and financial markets.
regulation and higher transaction costs
than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Information Risk                         We conduct a great deal of fundamental research on the companies we invest in rather
Foreign companies are subject to         than relying solely on information available through financial reporting.
different accounting, auditing and
financial reporting standards than
U.S. companies. There may be less
information available about foreign
issuers than domestic issuers.
Furthermore, regulatory oversight of
foreign issuers may be less stringent
or less consistently applied than in
the United States.
------------------------------------------------------------------------------------------------------------------------------------

Additional Information on risk factors
     Fixed-Income Securities. To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

     Foreign Investments. New Pacific Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that that they will be successful.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Borrowing. The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Securities Lending. The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

     Temporary Defensive Position. For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

     Portfolio Turnover. High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                      * * *

     For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

Who manages the Fund

Investment manager and Sub-adviser The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. AIB Govett, Inc. is the Fund's sub-adviser. As sub-adviser, AIB Govett is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio Manager

Jane Pickard has had primary responsibility for making day-to-day investment decisions for the Fund since November 12, 1997. Ms. Pickard graduated in law from Endinburgh University. She joined Barclays de Zoete Wedd Securities Limited in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management, an affiliate of AIB Govett, Inc., in 1996 and concentrates on investments in the Pacific region.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                               Board of Directors

Investment Manager              The Fund                          Custodian
Delaware Management Company                                       The Chase Manhattan Bank
One Commerce Square                                               4 Chase Metrotech Center
Philadelphia, PA 19103                                            Brooklyn, NY 11245

Sub-Adviser
Lynch & Mayer, Inc.
520 Madison Avenue
New York, New York 10022

Portfolio managers              Distributor                       Service agent
(see page x for details)        Delaware Distributors, L.P.       Delaware Service Company, Inc.
                                1818 Market Street                1818 Market Street
                                Philadelphia, PA 19103            Philadelphia, PA 19103


                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

How to buy shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800-510-4015 so we can assign an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800-510-4015.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

How to redeem shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.



[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objective and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible securities
The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government securities
The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

   o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
   o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase agreements
The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-issued securities and firm commitment agreements The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money market instruments
The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

   o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);
   o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));
   o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);
   o  variable rate demand notes, short-term tax-exempt obligations; and
   o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic transactions
General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on Futures and Options Transactions. The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

   o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;
   o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or
   o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options Transactions. The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

         A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

         The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures Contracts and Options Thereon. The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap Agreements. The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special Risks of Strategic Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these Strategic Transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such Strategic Transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

   o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;
   o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;
   o the fact that skills need to use these strategies are different from those needed to select Fund securities;
   o the possible absence of a liquid secondary market for any particular instrument at any time;
   o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and
   o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with Strategic Transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in Strategic Transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                      * * *

         The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds
New Pacific Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both New Pacific Fund and Foundation Funds as a result of these transactions.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 have been audited by the Fund's previous independent auditors.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Period
                                                                                      Institutional Class Shares     2/3/94(1)
                                                                                            Year Ended 10/31             to
                                                                           ----------------------------------------------------
 New Pacific Fund                                                          1998(4)     1997(4)    1996(5)    1995     10/31/94
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $7.440     $9.530     $8.770    $10.480    $11.140
Income (loss) from investment operations
  Net investment income (loss)                                              0.024      0.020     (0.050)    (0.010)     0.010
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                                 (2.719)    (1.960)     0.820     (1.410)    (0.670)
                                                                           ------     ------     ------    -------    -------
  Total from investment operations                                         (2.695)    (1.940)     0.770     (1.420)    (0.660)
                                                                           ------     ------     ------    -------    -------
Less dividends and distributions
  Dividends from net investment income                                     (0.055)    (0.150)    (0.010)      none       none
  Distributions from net realized gain on investments                        none       none       none     (0.290)      none
                                                                           ------     ------     ------    -------    -------
  Total dividends and distributions                                        (0.055)    (0.150)    (0.010)    (0.290)      none
                                                                           ------     ------     ------    -------    -------
Net asset value, end of period                                             $4.690     $7.440     $9.530     $8.770    $10.480
                                                                           ======     ======     ======    =======    =======

Total return(2)                                                            (36.39%)   (20.79%)     8.77%    (13.65%)    (5.98%)

Ratios and supplemental data
  Net assets, end of period (000 omitted)                                    $219       $250       $119        $62        $47
  Ratio of expenses to average net assets                                    1.60%      1.50%      1.50%      1.50%      1.50% (3)
  Ratio of expenses to average net assets prior to
    expense limitation                                                       2.93%      1.56%      2.45%      3.38%      3.31% (3)
  Ratio of net investment income (loss) to average net assets                0.45%      0.22%     (0.09%)    (0.16%)     0.23% (3)
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation                                             (0.88%)     0.16%     (1.04%)    (2.04%)    (1.58%)(3)

  Portfolio turnover                                                          188%       178%       163%       163%      104%
Volatility
Volatility, as indicated by year-by-year total return(2)                     1998       1997        1996       1995       1994
Volatility chart is not part of the Financial highlights
and has not been audited by Ernst & Young LLP.                             (36.39%)   (20.79%)     8.77%    (13.65%)    (5.98%)



(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions. Total return also reflects expense limitations in effect during the period.
(3) Annualized.
(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities after its expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currency
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-C

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds.

See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.


C-D

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.


Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

D-I

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

I-N

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund' s average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Pacific Index
A total return index, reported in U.S. dollars, based on shares prices and reinvested gross dividends of approximately 500 companies (only those securities deemed sufficiently liquid for trading by investors from the following 6 countries: Australia, Hong Kong, Japan, Malaysia, New Zealand, Singapore.


National Association of Securities Dealers (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.


N-S

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price to earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S-T

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.


Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

T-V

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]

New Pacific Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800-523-1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site
www.delawarefunds.com



E-mail
service@delinvest.com


Client Services Representative

800-510-4015

[Delaphone Service

800-362-FUND (800-362-3863)

For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.]

Registrant's Investment Company Act file number: 811-7972


                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-___ [--] PP 2/99

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1999

                       DELAWARE GROUP ADVISER FUNDS, INC.
                                 U.S GROWTH FUND
                              OVERSEAS EQUITY FUND
                                NEW PACIFIC FUND

                               1818 Market Street
                             Philadelphia, PA 19103

                           For more information about
                           the Institutional Classes:
                                  800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of
               Class A Shares, Class B Shares and Class C Shares:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Adviser Funds, Inc. ("Adviser Funds, Inc.") is a professionally-managed mutual fund of the series type which currently offers three series of shares: U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund (individually, a "Fund", and collectively, the "Funds").

         Each Fund of Adviser Funds, Inc. offers three retail classes: Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an institutional class: (collectively, the "Institutional Classes"). Each class may be referred to individually as a "Class" and collectively as the "Classes."

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Fund Classes dated March 1, 1999 and the current Prospectuses for the Institutional Classes dated March 1, 1999, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

TABLE OF CONTENTS

-------------------------------------------------------------------------------
Cover Page
-------------------------------------------------------------------------------
Investment Objectives and Policies
Investment Restrictions
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value
-------------------------------------------------------------------------------
Redemption and Exchange
-------------------------------------------------------------------------------
Dividends, Distributions and Taxes


-------------------------------------------------------------------------------
Investment Management Agreements
-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Appendix A--Description of Ratings
-------------------------------------------------------------------------------
Appendix B--Investment Objectives of the Other Funds in the Delaware Investments Family
Financial Statements
-------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS AND POLICIES

         The Prospectuses discuss the Funds' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Funds' investment objectives and policies in the Prospectuses.

Lower-Rated Debt Securities
         U.S. Growth Fund may purchase securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Security Ratings in this Part B.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

         Since the risk of default is higher for lower-quality securities, the Manager's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Manager and/or sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage-Backed Securities
         Each Fund may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

         Government National Mortgage Association Certificates. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

         Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately nine and 12 years.

         FNMA and FHLMC Mortgage-Backed Obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

Foreign Investments
         Overseas Equity Fund and New Pacific Fund may invest substantially all of their assets in foreign investments, and U.S. Growth Fund may invest 20% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager or sub-adviser will be able to anticipate or counter these potential events.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Mortgage Dollar Rolls
         Each Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Options on Foreign and U.S. Currencies and Securities
         The Funds may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Fund is obligated as a writer. A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its fund. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S.

exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Options on Stock Indices
         Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

         If a Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

         If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral, cash, U.S. government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Custodian, it will not be subject to the requirements described in this paragraph.

         Risks of Options on Stock Indices. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

         Special Risks of Writing Calls on Stock Indices. Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Over-the-Counter Options and Illiquid Securities. As indicated in the Prospectuses, each Fund may deal in over-the-counter ("OTC") options. The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds, the Manager, and the sub-advisers disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectuses, the Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Fund's portfolio.

         As part of these procedures the Funds will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of Adviser Funds, Inc. and the Manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Funds. The Funds anticipate entering into written agreements with those dealers to whom the Funds may sell OTC options, pursuant to which the Funds would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by a Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 10% limitation on the Fund's net assets that may be invested in illiquid securities. See Illiquid Securities, below.

Futures Contracts and Options Thereon
         A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

         Each Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, the Funds may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Fund's portfolio securities alone.

         Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Fund's Manager or sub-adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Although certain Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

         Foreign Currency Transactions. U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Forward Foreign Currency Exchange Contracts
         The Funds' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Manager and/or applicable sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

         The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Funds.

         In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Manager and/or sub-advisers expect to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager and/or sub-adviser.

         The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager's and/or sub-advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change the Funds' investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Manager and/or sub-advisers anticipate. For example, if a currency's value rose at a time when the Manager and/or applicable sub-adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager and/or applicable sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager and/or sub-adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's and/or sub-advisers' use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Currency Options
         U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion
         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to U.S. Growth Fund, Overseas Equity Fund or New Pacific Fund at one rate, while offering a lesser rate of exchange should those Funds desire to resell that currency to the dealer.

Combined Transactions
         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager and/or sub-adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager and/or sub-adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Lending of Portfolio Securities
         As discussed in the Prospectuses, each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Fund's total assets. A Fund may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Funds will be collateralized by cash, letters of credit or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder."

         In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

When-Issued Securities
         As discussed in the Prospectuses, the Funds may purchase securities on a "when-issued" basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Manager or sub-adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Money Market Instruments
         Each Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Funds may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations
         Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

         Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

         Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager and/or sub-advisers will carefully evaluate such investments on a case-by-case basis.

         Savings and loan associations whose CDs may be purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Reverse Repurchase Agreements
         All Funds are authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, each Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         Each Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Funds; accordingly, each Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Funds will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Repurchase Agreements
         While the Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

         The funds available from Delaware Investments have obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Funds, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements to those which the Manager and/or sub-adviser, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Illiquid Securities
         Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Fund will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Directors, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Prospectuses. The Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Municipal Securities
         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934 (the "1934 Act").

INVESTMENT RESTRICTIONS

         Each Fund has adopted policies and investment restrictions. The investment restrictions numbered 1 through 9 may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of: (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions numbered 10 through 12 may be changed by the vote of a majority of the Board of Directors.

         Each Fund normally may not:

         1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer;

         2. Purchase any securities (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

         3. Buy or sell real estate, interests in real estate or commodities or commodity contracts; however, each Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

         4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause Adviser Funds, Inc. to be considered an underwriter as that term is defined under the 1933 Act, as amended;

         5. Make loans in an aggregate amount in excess of one-third of a Fund's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

         6. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

         7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund's assets, and except that Funds may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets;

         8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that each of the Funds may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

         9. Make investments for the purpose of exercising control or management;

         10. Invest in securities of any issuer if, to the knowledge of Adviser Funds, Inc., any officer or director of the Adviser Funds, Inc. or the Manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         11. Purchase any security if as a result a Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old; or

         12. Purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.

         In order to comply with certain state "blue sky" restrictions, each Fund will not as a matter of operating policy:

         1. Invest in oil, gas and mineral leases or programs;

         2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of Adviser Funds, Inc. (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

         3. In connection with investment restriction number eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

         4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

PERFORMANCE INFORMATION

         From time to time, each Fund may state total return for its Classes in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average compounded rate of return information of each Class over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                              n
                                        P(1+T)  = ERV

Where:      P   =    a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

            T   =    average annual total return;

            n   =    number of years;

          ERV   =    redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable
                     CDSC, if any, with respect to Class B Shares and Class C
                     Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         The average annual total return quotations through October 31, 1998 are shown below for each Class and is computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed on October 31, 1998. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed on October 31, 1998 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

Average Annual Total Return(1)

U.S              Class A (2)(3)    Class A (2)       Class B          Class B          Class C          ClassC        Institutional
Growth           at offer           at NAV           including        excluding        including        excluding     Class
Fund             (Inception        (Inception        CDSC             CDSC (4)         CDSC             CDSC          (Inception
                 12/3/93)          12/3/93)          (Inception       (Inception       (Inception       (Inception    2/3/94)
                                                     3/29/94)         3/29/94)         5/23/94)         5/23/94)
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98           4.14%            10.52%              6.25%            9.62%           9.35%            10.04%        10.80%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98          15.53%            17.84%             16.33%           16.98%          17.11%            17.11%        18.18%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund      14.19%            15.58%             15.69%           15.95%          17.71%            17.71%        15.26%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Overseas         Class A (2)(3)    Class A (2)       Class B          Class B          Class C          ClassC        Institutional
Equity Fund      at offer           at NAV           including        excluding        including        excluding     Class
                 (Inception        (Inception        CDSC             CDSC (4)         CDSC             CDSC          (Inception
                 12/3/93)          12/3/93)          (Inception       (Inception       (Inception       (Inception    2/3/94)
                                                     3/29/94)         3/29/94)         5/10/94)         5/10/94)
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98         -17.93%           -12.95%            -17.14%          -13.66%         -14.36%           -13.67%       -12.82%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98          -1.28%             0.71%             -0.80%           -0.04%          -0.80%            -0.80%         0.54%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund       1.98%             3.22%              1.24%            1.58%           1.63%             1.63%         2.31%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
New Pacific      Class A (2)(3)    Class A (2)       Class B          Class B          Class C          ClassC        Institutional
Fund             at offer           at NAV           including        excluding        including        excluding     Class
                 (Inception        (Inception        CDSC             CDSC (4)         CDSC             CDSC          (Inception
                 12/3/93)          12/3/93)          (Inception       (Inception       (Inception       (Inception    2/3/94)
                                                     3/29/94)         3/29/94)         7/7/94)          7/7/94)
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98         -40.51%           -36.85%            -40.17%          -37.05%         -37.80%           -37.18%       -36.39%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98         -20.20%           -18.61%            -19.88%          -19.08%         -19.16%           -19.16%       -18.16%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund     -14.75%            13.71%            -14.67%          -14.32%         -15.60%           -15.60%       -15.70%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Manager has committed to waive a portion of its annual compensation or pay expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or payments, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate.
(3) Effective November 2, 1998, the maximum front-end sales charge was increased from 4.75% to 5.75%. The above performance figures are calculated using 5.75% as the applicable sales charge for all time periods.
(4) Effective November 2, 1998, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase;
     (iv) 2% if shares are redeemed during the fifth year following purchase;
     (v) 1% if shares are redeemed during the sixth year following purchase; and
     (vi) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class through October 31, 1998. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Pursuant to applicable regulation, total return shown for an Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

Cumulative Total Return(1)

-----------------------------------------------------------------------------------------------------------------------------------
U.S Growth Fund       Class A (2)(3)      Class B             Class B           Class C          ClassC           Institutional
                      at offer            including CDSC      excluding         including        excluding        Class
                      (Inception          (Inception          CDSC (4)          CDSC             CDSC             (Inception
                      12/3/93)            3/29/94)            (Inception        (Inception       (Inception       2/3/94)
                                                              3/29/94)          5/23/94)         5/23/94)
-----------------------------------------------------------------------------------------------------------------------------------
3 months ended
10/31/98               -12.69%             -12.21%            -7.59%             -3.22%           -7.29%           -7.34%
-----------------------------------------------------------------------------------------------------------------------------------
6 months ended
10/31/98               -14.19%(5)          -13.88%            -9.35%             -9.91%           -9.00%           -8.84%
-----------------------------------------------------------------------------------------------------------------------------------
9 months ended
10/31/98                -0.86%              -0.42%            -4.58%              3.97%           -4.97%            5.48%
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98                 4.14%               6.25%             9.62%              9.35%           10.04%           10.80%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98                54.22%              57.42%            60.08%             60.61%           60.61%           65.04%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund            91.91%              95.38%            97.38%            106.38%          106.38%           96.10%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Overseas Equity       Class A (2)(3)      Class B             Class B           Class C          ClassC           Institutional
Fund                  at offer            including CDSC      excluding         including        excluding        Class
                      (Inception          (Inception          CDSC (4)          CDSC             CDSC             (Inception
                      12/3/93)            3/29/94)            (Inception        (Inception       (Inception       2/3/94)
                                                              3/29/94)          5/10/94)         5/10/94)
-----------------------------------------------------------------------------------------------------------------------------------
3 months ended
10/31/98               -13.36%             -12.82%            -8.23%             -9.24%           -8.32%           -8.03%
-----------------------------------------------------------------------------------------------------------------------------------
6 months ended
10/31/98               -20.80%(5)          -20.54%           -16.35%            -17.26%          -16.42%          -15.99%
-----------------------------------------------------------------------------------------------------------------------------------
9 months ended
10/31/98               -12.77%             -12.62%            -8.02%             -9.03%           -8.11%           -7.37%
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98               -17.93%             -17.14%           -13.66%            -14.36%          -13.67%          -12.82%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98                -3.78%              -2.37%            -0.12%             -0.24%           -0.24%            1.64%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund            10.13%               5.85%             7.45%              7.50%            7.50%           11.45%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
New Pacific Fund      Class A (2)(3)      Class B             Class B           Class C          ClassC           Institutional
                      at offer            including CDSC      excluding         including        excluding        Class
                      (Inception          (Inception          CDSC (4)          CDSC             CDSC             (Inception
                      12/3/93)            3/29/94)            (Inception        (Inception       (Inception       2/3/94)
                                                              3/29/94)          7/7/94)          7/7/94)
-----------------------------------------------------------------------------------------------------------------------------------
3 months ended
10/31/98                -6.91%              -6.21%            -1.27%             -2.29%           -1.30%           -1.06%
-----------------------------------------------------------------------------------------------------------------------------------
6 months ended
10/31/98               -27.65%(5)           27.19%           -23.36%            -24.17%          -23.40%          -22.99%
-----------------------------------------------------------------------------------------------------------------------------------
9 months ended
10/31/98               -20.01%              25.60%           -21.68%            -22.47%           -21.69          -21.04%
-----------------------------------------------------------------------------------------------------------------------------------
1 year ended
10/31/98               -40.51%             -40.17%           -37.05%            -37.80%          -37.18%          -36.39%
-----------------------------------------------------------------------------------------------------------------------------------
3 years ended
10/31/98               -49.18%             -48.56%           -47.01%            -47.18%          -47.18%          -45.19%
-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund           -54.33%             -51.76%           -14.32%            -51.94%          -51.94%          -55.52%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Manager has committed to waive a portion of its annual compensation or pay expenses to limit the operating expenses of the Funds. See Investment Management Agreements. In the absence of such waivers or payments, performance would have been affected negatively.
(2) The 12b-1 fees payable by each Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate. The maximum front-end sales charge was increased from 4.75% to 5.75% effective November 2, 1998. The above performance figures are calculated using 5.75% as the applicable sales charge for all time periods.
(4) Effective November 2, 1998, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase;
     (iv) 2% if shares are redeemed during the fifth year following purchase;
     (v) 1% if shares are redeemed during the sixth year following purchase; and
     (vi) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.
(5) For the six months ended October 31, 1998, cumulative total return at net asset value for U.S. Growth Fund A Class was -8.95%, Overseas Equity Fund A Class was - 15.96% and New Pacific Fund A Class was -23.28%.

     Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's and Sub-Adviser's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager and Sub-Adviser, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
     For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

     Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

     The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                Investment            Price Per                 Number of
                   Amount                Share              Shares Purchased
 Month 1           $100                 $10.00                     10
 Month 2           $100                 $12.50                      8
 Month 3           $100                  $5.00                     12
 Month 4           $100                 $10.00                     10
--------------------------------------------------------------------------------
                   $400                 $37.50                     48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Fund transactions are executed by the Manager or any sub-adviser (collectively referred to in this section as the "Manager") on behalf of the Fund in accordance with the standards described below.

         Brokers, dealers, banks and others are selected to execute transactions for the purchase or sale of portfolio securities or other instruments on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute securities transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank or others. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Funds pay reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Funds pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund were as follows:

                                                October 31,
                                  1998             1997              1996
                                  ----             ----              ----

U.S. Growth Fund                  $120,741         $85,141           $55,744
Overseas Equity Fund              $58,854          $30,918           $31,960
New Pacific Fund                  $155,362         $264,369          $236,538

            The Manager may allocate out of all commission business generated by all of the funds and accounts under their management, brokerage business to brokers, dealers or members of an exchange who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

            During the fiscal year ended October 31, 1998, portfolio transactions of U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund in the amounts of $116,941,879,$16,830,762 and $32,736,585, respectively, resulting in brokerage commissions of $120,741, $58,354 and $155,362, respectively, were directed to brokers for brokerage and research services provided.

            As provided in the 1934 Act and the Investment Management and Sub-Advisory Agreements, higher commissions are permitted to be paid to brokers, dealers or members of an exchange who provide brokerage and research services than to broker, dealers or members of an exchange who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to brokers, dealers or members of an exchange who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Funds and to other funds available from Delaware Investments. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

            The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

            Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds available from Delaware Investments such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute portfolio transactions.

            Subject to the above considerations, an affiliate of the Manager may act as a securities broker for the Funds. In order for an affiliate of the Manager to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliate of the Manager to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of Adviser Funds, Inc., including a majority of the Directors who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate of the Manager are consistent with the foregoing standard. In accordance with Section 11(a) under the 1934 Act, an affiliate of the Manager may not retain compensation for effecting transactions on a national securities exchange for the Funds unless Adviser Funds, Inc. has expressly authorized the retention of such compensation in a written contract executed by Adviser Funds, Inc. and such affiliate.
Section 11(a) provides that an affiliate of the Manager must furnish to the Adviser Funds, Inc. at least annually a statement setting forth the total amount of all compensation retain by the affiliate from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with an affiliate of the Manager are also subject to such fiduciary standards as may be imposed by applicable law. No such trade have been made through affiliates to date.

Portfolio Turnover
            While the Funds do not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by a Fund when warranted by the circumstances. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund, during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.

            During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

                                                       October 31,
                                                    1998         1997
                                                    ----         ----

             U.S. Growth Fund                       135%         144%
             Overseas Equity Fund                    87%          18%
             New Pacific Fund                       188%         178%

PURCHASING SHARES

       The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Adviser Funds, Inc. or the Distributor.

       The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Adviser Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

       Selling dealers are responsible for transmitting orders promptly. Adviser Funds, Inc. reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

       Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

       Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

      The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Adviser Funds, Inc. and the Distributor intend to operate in compliance with these rules.

       Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

       Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

       Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

       Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

       Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

       Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Adviser Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
       The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

       The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

       For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

       Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
       Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

       From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware

Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
       As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Adviser Funds, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit the Funds, pursuant to the Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Funds may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Funds under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to 0.35% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Adviser Funds, Inc.'s Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fees for any day exceeds the net investment income realized by the Fund Classes for such day.

         Effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis under Class A Shares' Plan is equal to 0.30% of average daily net assets.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of Adviser Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Adviser Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to the relevant shareholders of that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the directors, including a majority of the directors who are not "interested persons" of Adviser Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Adviser Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

        For the fiscal year ended October 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of U.S. Growth Fund amounted to $29,903, $32,123 and $8,495, respectively. Such amounts were used for the following purposes:

                                                   U.S. Growth Fund          U.S. Growth Fund          U.S. Growth Fund
                                                   A Class                   B Class                   C Class
                                                   -------                   -------                   -------
Advertising                                         $   258                     $     0                   $    0
Annual/Semi-Annual Reports                          $ 1,114                     $     0                   $    0
Broker Trails                                       $22,297                     $ 7,983                   $  814
Broker Sales Charges                                $     0                     $12,181                   $4,586
Dealer Service Expenses                             $     0                     $     0                   $   81
Interest on Broker Sales Charges                    $     0                     $10,303                   $  351
Commissions to Wholesalers                          $ 1,400                     $ 1,628                   $2,367
Promotional-Broker Meetings                         $    51                     $    13                   $    3
Promotional-Other                                   $  2295                     $    15                   $   14
Prospectus Printing                                 $ 2,429                     $     0                   $    0
Telephone                                           $    14                     $     0                   $    0
Wholesaler Expenses                                 $    45                     $     0                   $    0


        For the fiscal year ended October 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of Overseas Equity Fund amounted to $12,771, $14,000 and $1,626, respectively. Such amounts were used for the following purposes:

                                                   Overseas Equity           Overseas Equity           Overseas Equity
                                                   Fund                      Fund                      Fund
                                                   A Class                   B Class                   C Class
                                                   -------                   -------                   -------
Advertising                                        $  359                      $    0                    $    0
Annual/Semi-Annual Reports                         $1,197                      $    0                    $    0
Broker Trails                                      $5,748                      $3,499                    $  497
Broker Sales Charges                               $    0                      $4,158                    $  838
Dealer Service Expenses                            $   55                      $    7                    $   11
Interest on Broker Sales Charges                   $    0                      $5,642                    $   58
Commissions to Wholesalers                         $  586                      $  566                    $  179
Promotional-Broker Meetings                        $  344                      $   10                    $    1
Promotional-Other                                  $1,485                      $   14                    $   15
Prospectus Printing                                $1,404                      $    0                    $    0
Telephone                                          $   20                      $    3                    $    0
Wholesaler Expenses                                $1,573                      $  101                    $   27

        For the fiscal year ended October 31, 1998, payments from Class A Shares, Class B Shares and Class C Shares of New Pacfic Fund amounted to $19,917, $22,596 and $1,186, respectively. Such amounts were used for the following purposes:

                                                   New Pacific Fund          New Pacific Fund          New Pacific Fund
                                                   A Class                   B Class                   C Class
                                                   -------                   -------                   -------
Advertising                                         $   342                    $    0                     $  0
Annual/Semi-Annual Reports                          $   297                    $    0                     $  0
Broker Trails                                       $15,291                    $5,641                     $331
Broker Sales Charges                                $     0                    $9,720                     $616
Dealer Service Expenses                             $   115                    $    0                     $ 13
Interest on Broker Sales Charges                    $     0                    $6,097                     $ 70
Commissions to Wholesalers                          $   738                    $1,012                     $109
Promotional-Broker Meetings                         $    17                    $   51                     $  1
Promotional-Other                                   $ 1,037                    $   15                     $ 14
Prospectus Printing                                 $ 1,450                    $    0                     $  0
Telephone                                           $    13                    $   60                     $  0
Wholesaler Expenses                                 $   617                    $    0                     $ 32

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

         Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Investments fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Adviser Funds, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Adviser Funds, Inc. which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares of a Fund (and of Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                    *  *  *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Adviser Funds, Inc. for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required.
Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio of the Funds, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. All other securities and assets, including non-Exchange-traded options, are valued at fair value as determined in good faith by the Board of Directors of Adviser Funds, Inc.

         Each Class of the Funds will bear, pro-rata, all of the common expenses of the particular Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of that Class. All income earned and expenses incurred by the Funds will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Funds represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the Funds' 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Fund and the net asset value of each Class may vary. However, the net asset value per share of each Class is expected to be equivalent.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Adviser Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 5 % if shares are redeemed within one year after purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a

CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.




Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. First Union National Bank's fee (currently $7.50) will be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Balanced Fund,
(4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Institutional Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following supplements the information in each Prospectus under the heading Dividends, Distributions and Taxes.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Mid-term capital gains" or "28 percent rate gain": securities sold by a Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%. This category of gains applied only to gains and distributions in 1997.

         "1997 Act long-term capital gains" or "20 percent rate gain": securities sold between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Fund after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months and sold in tax years beginning after December 1, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket. The Omnibus Consolidated and Emergency Supplemental Appropriations Act passed in October of 1998 included technical corrections to the 1998 Act. The effect of this correction is that essentially all capital gain distributions paid to shareholders during 1998 will be taxed at a maximum rate of 20%.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

Tax Information Concerning All Funds
         Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By doing so, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payment with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), United States

Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets at the date of purchase and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that Adviser Funds, Inc. controls and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which the Adviser Funds, Inc. may engage in short-term trading and limit the range of Adviser Funds, Inc.'s investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year. Each Fund intends to make sufficient distributions to shareholders to meet this requirement.

         Consequently, in order to avoid realizing a gain within the three-month period, each Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. Each Fund may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the one-year period ending on October 31 of such calendar year plus 100% of the prior calendar year's undistributed income (if any). The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year are less than the required amount, that particular Fund will be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Shareholders of the Funds will generally pay federal income tax on distributions received from the Fund. Dividends that are attributable to a Fund's taxable net investment income will be taxed as ordinary income. Distributions of net capital gain that are designated by a Fund as capital gain dividends will generally be taxable as long-term capital gain. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated by shareholders receiving such distributions as a return of capital; a return of capital is taxable to a shareholder as capital gain to the extent that it exceeds such shareholder's basis in its shares in the Fund. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Such shareholders will include qualified retirement plans.

         Each Fund intends to pay out substantially all of its net investment income and net realized capital gains. Such payments, if any, will be made once a year. Checks are normally mailed within three business days of the payable date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. Net investment income earned on days when a Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each class of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         For each of the Fund classes, dividends and realized securities profits distributions are automatically reinvested in additional shares of a Fund at net asset value in effect on the payable date, and credited to the shareholder's account, unless an election to receive distributions in cash has been made by the shareholder. All dividends and distributions are reinvested for the Institutional Class. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Adviser Funds, Inc. anticipates distributing to its shareholders substantially all of a Fund's net investment income. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) would be distributed quarterly but, in the discretion of Adviser Funds, Inc.'s Board of Directors, might be distributed less frequently. Distributions of net long-term gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.

Taxation of Shareholders
         Gain or loss on the sale of a security generally will be long-term capital gain or loss if a Fund has held the securities for more than one year. Gain or loss on the sale of securities held for not more than one year will be short-term. If one of the Funds acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain to the extent it reflects accrued market discount. Alternatively, this discount may be accredited as ordinary income on a daily basis rather than recognized at disposition.

         Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

         Foreign countries may impose withholding and other taxes on dividends and interest paid to the Funds with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

         Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Funds. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

         If a shareholder: (a) incurs a sales charge or in acquiring or redeeming shares of one of the Funds; (b) disposes of those shares and acquires within 90 days after the original acquisition; or (c) acquires within 90 days of the redemption those shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the other applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

         Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity Funds since these Funds may make distributions on an annual basis.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Certain investments and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See Option Transactions, Straddles and Wash Sales, below. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of a Fund.

         Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of each Fund of Adviser Funds, Inc. Further tax information regarding Overseas Equity and New Pacific Funds are included in following sections of this Part B. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

         The foregoing discussion and the discussion below regarding Overseas Equity Fund and New Pacific Fund are based on tax laws and regulations which are in effect on the date of this Part B; such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

Additional Tax Information Concerning Overseas Equity Fund and New Pacific Fund
         Gain or loss on the sale or other disposition of foreign currency by Overseas Equity Fund and New Pacific Fund on a spot (or cash) basis will result in ordinary gain or loss for federal income tax purposes.

         Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) will constitute qualifying income for purposes of the 90% test. However, future Treasury regulations may exclude from qualifying income foreign currency gains not directly related to a Fund's business of investing in stock or securities (and may further define those foreign currency transactions that are not directly related).

         Investment by a Fund in certain "passive foreign investment companies" could subject a Fund to U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax cannot be eliminated by making distributions to shareholders. If the Funds elect to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not expect to be in the position to make such elections.

Foreign Tax Credit
         Shareholders of Overseas Equity Fund and New Pacific Fund who are U.S. citizens may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Funds. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. With limited exceptions, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

         The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Options Transactions
         When a Fund writes a call option, an amount equal to the premium received by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, that Fund realizes a long- or short-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a long- or short-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

Futures Contracts
         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         Regulated futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore, adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

Straddles
         The Code contains rules applicable to "straddles," that is, "offsetting positions in actively traded personal property." Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Funds are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Fund, at the time it enters into one of the above transactions, the Fund may create a straddle for purposes of the Code.

Wash Sales
         "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired 30 days prior to or 30 days after the date of the loss.

         The foregoing is only a summary of certain federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INVESTMENT MANAGEMENT AGREEMENTS

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Directors of Adviser Funds, Inc.

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On October 31, 1998, the Manager and its affiliates within Delaware Investments, including the Delaware International Advisers Ltd., were managing in the aggregate more than $42 billion in assets in the various institutional or separately managed (approximately $24,854,600,000) and investment company (approximately $17,780,970,000) accounts.

         Separate Investment Management Agreements for U.S. Growth Fund and New Pacific Fund are dated May 4, 1996. An Amended and Restated Investment Management Agreement for Overseas Equity Fund is dated September 15, 1997. The Agreements have an initial term of two years and may be further renewed only so long as such renewals and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the relevant Fund, and only if the terms and renewal thereof have been approved by the vote of a majority of the directors of Adviser Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of Adviser Funds, Inc. or by the Manager. An Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreements provide that each Fund shall pay the Manager an annual management fee payable monthly and computed on the average daily net assets of each Fund at the following annual rates:

                                                Management
             Fund                                Fee Rate

             U.S. Growth Fund                      0.70%
             Overseas Equity Fund                  1.00%
             New Pacific Fund                      0.80%

         On October 31, 1998 each Fund's total net assets were as follows:

              U.S. Growth Fund                  $49,811,082
              Overseas Equity Fund              $ 3,437,521
              New Pacific Fund                  $ 8,471,934

         The total investment management fees incurred by each Fund during the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 were as follows below. Beginning May 6, 1996, the fees were paid to the Manager, Delaware Management Company, Inc. Fees paid prior to May 6, 1996 were paid to the previous investment manager, Lincoln Investment Management, Inc.

                                                             Management Fees Incurred
               Fund                           1998                       1997                       1996
         U.S. Growth Fund               $277,028 earned             $230,497 earned           $154,309 earned
                                        $276,361 paid               $230,497 paid             $137,359 paid
                                        $667 waived                 -$0- waived               $16,950 waived

         Overseas Equity Fund           $46,051 earned              $176,619 earned           $167,584 earned
                                        $-0- paid                   $176,619 paid             $47,994 paid
                                        $46,051 waived              -$0- waived               $119,590 waived

         New Pacific Fund               $50,696 earned              $118,010 earned           $116,131 earned
                                        $-0- paid                   $109,011 paid             $203 paid
                                        $50,696 waived              $8,999 waived             $115,928 waived

         As authorized by the Investment Management Agreements relating to each Fund, the Investment Manager, under the general supervision of the Board of Directors, has selected and contracted with various sub-advisers to assist with the management of the Fund's portfolios in accordance with each Fund's stated objectives and policies. The Manager is responsible for compensating such sub-advisers. The Manager has entered into separate Sub- Advisory Agreements on behalf of U.S. Growth Fund and New Pacific Fund dated May 4, 1996 and on behalf of Overseas Equity Fund dated November 18, 1997. The terms of the Sub-Advisory Agreements and requirements for Board approval and termination are the same for these agreements as they are for the Investment Management Agreements described above.

         Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.

         Beginning May 1, 1998, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by each Fund and to pay a Fund for its expenses to the extent necessary to ensure that the total operating expenses of the Fund do not exceed on an annualized basis 1.50% for U.S. Growth Fund, 1.55% for Overseas Equity Fund and 1.70% for New Pacific Fund, in each case as a percentage of average net assets (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) through October 31, 1998. These voluntary waivers and payments of expenses have been extended through April 30, 1999 for Overseas Equity Fund and New Pacific Fund but have not been extended for U.S. Growth Fund.

         The Manager had voluntarily committed to waive its fees or pay expenses for the Funds beginning as of the close of business May 3, 1996 through April 30, 1998, as reflected below. The cap for each Fund was lowered from that maintained by the previous investment manager by 0.05%, reflecting the reduction from 0.35% to 0.30% of the 12b-1 fees payable by the Funds with respect to Class A Shares. The expense waivers and/or payments will be reevaluated by the Manager periodically.

                                    U.S. Growth Fund             Overseas Equity FundNew Pacific Fund
                                    ----------------             ------------------------------------
Class A Shares                          1.44%                      1.80%                      1.80%
Class B Shares                          2.14%                      2.50%                      2.50%
Class C Shares                          2.14%                      2.50%                      2.50%
Institutional Class Shares              1.14%                      1.50%                      1.50%

Sub-Advisers
         The following registered investment advisers serve as sub-advisers to the Funds indicated: Lynch & Mayer, Inc. serves as sub-adviser of U.S. Growth Fund; Delaware International Advisers Ltd. serves as sub-adviser of Overseas Equity Fund; and AIB Govett, Inc. serves as sub-adviser of New Pacific Fund.

         During the past three fiscal years, the Sub-Adviser received fees from the Manager in the following amounts:

                                                                      October 31
                                                        1998             1997               1996
                                                        ----             ----               ----
         Lynch & Mayer, Inc.                          $158,302          $131,858          $88,177
         Delaware International Advisers Ltd.           36,840           132,730          121,879
         AIB Govett, Inc.                               31,685            73,483           72,581

         Lynch & Mayer, Inc. Dennis Lynch and Eldon Mayer established Lynch & Mayer, Inc. in 1976. Lynch & Mayer, Inc. provides investment advice to pension funds, foundations, endowments, trusts and high net worth individuals and families. The firm also manages a closed-end convertible security fund which is traded on the New York Stock Exchange. Lynch & Mayer, Inc.'s investment expertise is in equities and convertible securities. As of October 31, 1998, Lynch & Mayer, Inc. had total assets under management in excess of $4.5 billion.

         Delaware International Adviser Ltd. was established in 1990 and began serving as Sub-Adviser to Overseas Equity Fund on September 15, 1997. Delaware International Advisers Ltd. provides investment advisory services to certain other funds available from Delaware Investments and to institutional clients. As of October 31, 1998, Delaware International Advisers Ltd. had total assets under management in excess of $8 billion.

         AIB Govett, Inc. is a unit of AIB Asset Management Holdings Limited, a majority owned subsidiary of Allied Irish Bank plc ("AIB"), Ireland's largest bank. AIB Govett, Inc. coordinates with its offices and affiliates worldwide, including AIB Govett Asset Management Limited in London to provide asset management, client service, marketing and business development for AIB's North American asset management business. AIB Govett, Inc. has been an investment adviser to clients such as investment trusts, investment companies, mutual funds and pension funds since its inception in the 1920s. As of October 31, 1998, AIB Govett, Inc. had assets under management in excess of $00 billion.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the Funds' shares under separate Distribution Agreements dated September 25, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A Shares, Class B Shares and Class C Shares of the Funds under their respective 12b-1 Plans. Prior to September 25, 1995, LNC Equity Sales, Inc. served as the national distributor of the Fund's shares. Delaware Distributors Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. which, in turn, is a wholly owned subsidiary of Lincoln National Corporation.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to a Shareholders Services Agreement dated September 25, 1995. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND DIRECTORS

         The business and affairs of Adviser Funds, Inc. are managed under the direction of its Board of Directors.

         Certain officers and directors of Adviser Funds, Inc. hold identical positions in each of the other funds in Delaware Investments. As of January 31, 1999, Adviser Funds, Inc.'s officers and directors owned less than 1% of the outstanding shares of each of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class of each Fund, respectively.

         As of January 31, 1999, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of each Fund:

Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
U.S. Growth Fund           RS Money Purchase Pension Plan FBO                           71,293.230                 5.15%
A Class                    Windermere Retirement Plan
                           c/o Delpac 16th Floor
                           1818 Market Street.
                           Philadelphia, PA 19103-3638

U.S. Growth Fund           Merrill Lynch, Pierce, Fenner & Smith                        69,787.270                11.57%
B Class                    For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive, 2nd Floor
                           Jacksonville, FL 32246-6484

U.S. Growth Fund           Merrill Lynch, Pierce, Fenner & Smith                        27,541.730                14.89%
C Class                    For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive, 2nd Floor
                           Jacksonville, FL 32246-6484

                           RS DMCT 401(k) Plan                                          16,830.820                 9.10%
                           Bruce S. Morrison DO 401(k) Plan
                           Attn: Retirment Plans
                           1818 Market Street
                           Philadelphia, PA 19103-3638

                           RS DMCT 401(k) Plan                                          15,411.440                 8.33%
                           CIMM's Inc.
                           Attn: Retirment Department
                           1818 Market Street
                           Philadelphia, PA 19103-3638


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
U.S. Growth Fund           Federated Life Insurance Co.                              2,332,912.670                75.32%
Institutional Class        Separate Account A
                           Attn: Debbie Miller
                           P.O. Box 328
                           Owatonna, MN 55060-0328

                           Chase Manhatten Bank C/F                                    294,935.410                 9.52%
                           Delaware Group Foundation Fund
                           Balanced Portfolio
                           Attn: Marisol Gordon - Global Inv. Services
                           3 Metrotech Center 8th Floor
                           Brooklyn, NY 11201-3800

                           Chase Manhatten Bank C/F                                    225,605.790                 7.28%
                           Delaware Group Foundation Fund
                           Growth Portfolio
                           Attn: Marisol Gordon - Global Inv. Services
                           3 Metrotech Center 8th Floor
                           Brooklyn, NY 11201-3800

                           Chase Manhatten Bank C/F                                    188,312.460                 6.07%
                           Delaware Group Foundation Fund
                           Income Portfolio
                           Attn: Marisol Gordon - Global Inv. Services
                           3 Metrotech Center 8th Floor
                           Brooklyn, NY 11201-3800

Overseas Equity Fund       DMTC C/F The Rollover IRA of                                 12,079.210                 7.26%
B Class                    Carl W. Niederwimmer
                           301 NW 73rd Terrace
                           Gladstone, MO 64118-1675

                           Merrill Lynch, Pierce, Fenner & Smith                        11,407.310                 6.85%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
Overseas Equity Fund       Dain Rauscher Inc. FBO                                        9,502.000                24.94%
C Class                    Thomas L. Rourke TTEE
                           The Thomas L. Rourke Trust
                           U/A dtd 04/13/1992
                           9 Westover Rd.
                           Troy, NY 12180-4730

                           NFSC FEBO                                                     5,896.470                15.48%
                           Haus Geborgenheit Ltd.
                           A Partnership
                           2305 Versailles Ct
                           Heath, TX 75032-7670

                           Merrill Lynch, Pierce, Fenner & Smith                         2,362.940                 6.20%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

Overseas Equity Fund       RS DMC Employee Profit Sharing Plan                           7,802.490                90.36%
Institutional Class        Delaware Management Co.
                           Employee Profit Sharing Trust
                           C/o Rick Seidel
                           1818 Market Street
                           Philadelphia, PA 19103-3682

                           Lincoln National Investment Management                          747.680                 8.65%
                           Attn: David Humes 3RO3
                           200 East Berry Street
                           Fort Wayne, IN 46802-2706

New Pacific Fund           Merrill Lynch, Pierce, Fenner & Smith                         8,142.450                18.24%
C Class                    For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

                           Dain Rauscher Inc. FBO                                        3,984.060                 8.92%
                           Leann Purtill
                           4805 E. Gleneagle
                           Spokane, WA 99223-1577

                                      -81-

Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
New Pacific Fund           DMTC C/F The Rollover IRA of                                  2,279.200                 5.10%
C Class                    Kathleen L. Eckman
                           1629 Michigan Ave.
                           Orofino, ID 83544-9007

New Pacific Fund           RS DMC Employee Profit Sharing Plan                          44,590.350                98.68%
Institutional Class        Delaware Management Co.
                           Employee Profit Sharing Trust
                           c/o Rick Seidel
                           1818 Market Street
                           Philadelphia, PA 19103-3682

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. After Lincoln National's acquisition of DMH and the Manager, Lincoln National was operating two mutual fund complexes, Delaware Investments and Lincoln Advisor Funds, Inc. (the "Lincoln Funds"). The directors and management of both mutual fund complexes concluded that the extensive mutual fund experience and resources of Delaware Investments warranted the consolidation of Lincoln Funds into Delaware Investments. On May 3, 1996, the shareholders of the Lincoln Funds approved the Investment Management and Sub-Advisory Agreements and other matters giving effect to the restructuring of the Funds to integrate them into Delaware Investments. See Restructuring of the Funds in this Part B.

         Directors and principal officers of Adviser Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

* Jeffrey J. Nick (45)
         Chairman of the Board, President, Chief Executive Officer and Director and/or Trustee of Equity Funds II,
                  Inc., each of the other 33 investment companies in the Delaware Investments family, Delaware
                  Management Business Trust, Delvoy, Inc., DMH Corp. Delaware Management Company, Inc. and
                  Founders Holdings, Inc.
         Chairman of the Board, Chief Executive Officer and Director of Delaware Distributors, Inc., Delaware
                  International Holdings Ltd.,
                  Delaware International Advisers Ltd.
         Chairman of the Board and Chief Executive Officer of Delaware Management Company (a series of
                  Delaware Management Business Trust)
                  Chairman of the Board and Director of Delaware Capital Management, Inc. and Retirement Financial
                  Services, Inc.
         Chairman of Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware
                  Distributors, L.P.
         President, Chief Executive Officer and Director of Delaware Management Holdings, Inc. and Lincoln
                  National Investment Companies, Inc.
         Director of Delaware Service Company, Inc.
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

*Wayne A. Stork (61)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other 33 investment companies in the
                  Delaware Investments family.
         Chairman and Director of Delaware Management Holdings, Inc.

         Prior to January 1, 1999, Mr. Stork was Chairman and Director and/or Trustee of Equity Funds II, Inc.
                  and each of the other 33 investment companies in the Delaware Investments family and Delaware
                  Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp.,
                  Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive
                  Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and
                  Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief
                  Investment Officer of Delaware Management Company (a series of Delaware Management Business
                  Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment
                  Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and
                  Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and
                  Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.;
                  Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and
                  Retirement Financial Services, Inc.
         In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

Richard G. Unruh, Jr. (59)
         Executive Vice President and Chief Investment Officer, Equities of Equity Funds II, Inc., each of the other 33 investment companies in the Delaware Investments family and Delaware Management Company
                  (a series of Delaware Management Business Trust)
         Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
                  and Delaware Management Business Trust
         Executive Vice President/Chief Investment Officer, Equities and Director of Delaware Management
                  Company, Inc.
         Chief Executive Officer/Chief Investment Officer, Equities of Delaware Investment Advisers (a series of
                  Delaware Management Business Trust);
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (51)
         Executive Vice President/Chief Investment Officer, Fixed Income of Equity Funds II, Inc. and each of the other 33 investment companies in the Delaware Investments family; Delaware Management Company,
                  Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware
                  Investment Advisers (a series of Delaware Management Business Trust)
         Executive Vice President and Director of Founders Holdings, Inc.
         Executive Vice President of Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and
                  Delaware Management Business Trust; and Director of Founders
         CBO Corporation Director of HYPPCO Finance Company Ltd. Before returning to Delaware Investments in
                  1993, Mr. Suckow was Executive Vice President and Director of Fixed Income for Oppenheimer
                  Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

David K. Downes (59)
         Executive Vice President, Chief Operating Officer and Chief Financial Officer of Equity Funds II, Inc. and
                  each of the other 33 investment companies in the Delaware Investments family, Delaware Management
                  Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management
                  Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                  Management Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders Holdings, Inc. and
                  Delvoy, Inc.; Executive Vice President, Chief Financial Officer, Chief Administrative Officer and
                  Trustee of Delaware Management Business Trust
         President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings
                  Ltd.
         Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc.
         Chairman and Director of Delaware Management Trust Company
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.


Richard J. Flannery (41)
         Executive Vice President of Equity Funds II, Inc. and each of the other 33 investment companies in the
                  Delaware Investments family
         Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware Distributors,
                  L.P., Delaware Management Trust Company, Delaware Capital Management, Inc., Delaware Service
                  Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                  Delaware Investment Advisers (a series of Delaware Management Business Trust) and Founders CBO
                  Corporation
         Executive Vice President/General Counsel and Director of DMH Corp., Delaware Management Company,
                  Inc., Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc.,
                  Delvoy, Inc. and Retirement Financial Services, Inc.
         Director of Delaware International Advisers Ltd.
         Director, HYPPCO Finance Company Ltd.
         During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (71)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other 33 investment companies in the
                  Delaware Investments family
                  460 North Gulph Road, King of Prussia, PA 19406
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

John H. Durham (61)
         Director and/or Trustee of Equity Funds II, Inc. and 18 other investment companies in the Delaware
                  Investments family.
         Partner, Complete Care Services.
                  120 Gilbraltar Road, Horsham, PA 19044.
         Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from
                  1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware
                  Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham
                  served as a director and in various executive capacities at different times.

Anthony D. Knerr (60)
         Director and/or Trustee of Equity Funds II, Inc. and each of the 33 other investment companies in the
                  Delaware Investments family
                  500 Fifth Avenue, New York, NY  10110
         Founder and Managing Director, Anthony Knerr & Associates
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
                  University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr.
                  Knerr founded The Publishing Group, Inc. in 1988.


Ann R. Leven (58)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other 33 other investment companies in the
                  Delaware Investments family
                  785 Park Avenue, New York, NY  10021
         Treasurer, National Gallery of Art
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution,
                  Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (78)
         Director and/or Trustee of Equity Funds II, Inc. each of the other 33 other investment companies in the
                  Delaware Investments family
                  City Hall, Philadelphia, PA  19107
         Philadelphia City Councilman

Thomas F. Madison (62)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other 33 investment companies in the
                  Delaware Investments family
                  200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402
         President and Chief Executive Officer, MLM Partners, Inc.
         Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996. From
                  February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The
                  Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST
                  Communications--Markets.

Charles E. Peck (73)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other 33 investment companies in the
                  Delaware Investments family
                  P.O. Box 1102, Columbia, MD  21044
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc.,
                  Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of Equity Funds II, Inc. and each of the other 33 investment companies in the Delaware Investments family
         Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a
                  series of Delaware Management Business Trust), Delaware Investment Advisers (a series of
                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                  Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company,
                  Inc., Retirement Financial Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc. and
                  Delaware Management Business Trust
         Senior Vice President, Secretary and Director of Founders Holdings, Inc.
         Executive Vice President, Secretary and Director of Delaware Management Trust Company
         Senior Vice President of Delaware International Holdings Ltd.
         During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (49)
         Senior Vice President/Corporate Controller of Equity Funds II, Inc. and each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH
                  Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware
                  Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                  Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd.,
                  Delvoy, Inc. and Delaware Management Business Trust.
         Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation
         During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

Michael P. Bishof (36)
         Senior Vice President and Treasurer of Equity Funds II, Inc. and each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware
                  Management Company (a series of Delaware Management Business Trust) and Delaware Service
                  Company, Inc.;
         Senior Vice President and Treasurer/Manager, Investment Accounting of Delaware Distributors, L.P. and
                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
         Senior Vice President and Assistant Treasurer of Founders CBO Corporation
         Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New
                  York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York,
                  NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management
                  Corporation, New York, NY from 1987 to 1993.


         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for the fiscal year ended October 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of October 31, 1998. Only the independent directors of the Fund receive compensation from the Fund.

                                                               Pension or
                                                               Retirement
                                                                Benefits                                         Total
                                                                Accrued              Estimated               Compensation
                                         Aggregate             as Part of              Annual                    from
                                        Compensation             Equity               Benefits                 Delaware
                                        from Adviser         Funds I, Inc.              Upon                  Investments
                                        Funds, Inc.             Expenses           Retirement(1)             Companies(2)
Name
----------------------------------------------------------------------------------------------------------------------------
John H. Durham(3)                           $453                  None                $31,000                   $31,453
W. Thacher Longstreth                       $773                  None                $38,500                   $39,273
Ann R. Leven                                $788                  None                $38,500                   $39,288
Walter P. Babich                            $786                  None                $38,500                   $39,286
Anthony D. Knerr                            $786                  None                $38,500                   $39,286
Charles E. Peck                             $773                  None                $38,500                   $39,273
Thomas F. Madison                           $778                  None                $38,500                   $39,278

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of October 31, 1998 he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,757.50 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16, 1998.

GENERAL INFORMATION

          Adviser Funds, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Adviser Funds, Inc. was organized as a Maryland corporation on August 10, 1993.

          The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager also manages the investment options for Delaware Medallion [SM] III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc. in Appendix B.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                U.S. Growth Fund
                                 Class A Shares
                                Total
    Fiscal                    Amount of            Amounts              Net
    Year                    Underwriting          Reallowed         Commission
    Ended                    Commissions         to Dealers           to DDLP
    -----                    -----------         ----------           -------
    10/31/98                 $121,399              $101,827          $19,572
    10/31/97                  $32,142                $7,034          $25,108
    10/31/96                   $2,551                $2,141             $410

                              Overseas Equity Fund
                                 Class A Shares
                          Total
    Fiscal              Amount of            Amounts              Net
    Year              Underwriting          Reallowed         Commission
    Ended              Commissions         to Dealers           to DDLP
    -----              -----------         ----------           -------
    10/31/98             $8,093                $6,838           $1,255
    10/31/97            $15,657                $3,194          $12,463
    10/31/96             $4,626                $3,880             $746


                                New Pacific Fund
                                 Class A Shares
                          Total
    Fiscal              Amount of             Amounts            Net
    Year              Underwriting           Reallowed        Commission
    Ended              Commissions           to Dealers        to DDLP
    -----              -----------           ----------        -------
    10/31/98            $53,408               $44,672           $8,736
    10/31/97            $28,375                $5,847          $22,528
    10/31/96             $4,740                $3,912             $828

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                              Limited CDSC Payments
    Fiscal
    Year            U.S. Growth       Overseas Equity        New Pacific
    Ended          Fund A Class        Fund A Class         Fund A Class
    -----          -------------       -------------        ------------
    10/31/98         $-0-                 $-0-                 $-0-
    10/31/97         $-0-                 $-0-                 $-0-
    10/31/96         $-0-                 $-0-                 $-0-

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

                       CDSC Payments
     Fiscal
     Year          U.S. Growth       Overseas Equity        New Pacific
     Ended        Fund B Class        Fund B Class         Fund B Class
     -----        ------------        -------------        ------------
     10/31/98     $5,189               $1,541               $4,704
     10/31/97     $3,339               $2,815               $4,476
     10/31/96       $643               $3,542                 $742

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                        CDSC Payments
    Fiscal
    Year           U.S. Growth       Overseas Equity        New Pacific
    Ended         Fund C Class        Fund C Class         Fund C Class
    -----         ------------        -------------        ------------
    10/31/98        $552                  $60                 $325
    10/31/97        $108                  $24                  $33
    10/31/96         $36                  $20                   $4

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Adviser Funds, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Adviser Funds, Inc. to delete the words "Delaware Group" from Adviser Funds, Inc.'s name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If a Fund is invested in securities of participating countries, it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Funds are taking steps to obtain satisfactory assurances that their major service providers are taking steps reasonably designed to address these matters on the computer systems that the service providers use. However, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Restructuring of the Funds
         Until April 26, 1996, Adviser Funds, Inc. consisted of nine series of shares (U.S. Growth Fund, World Growth Fund (now named Overseas Equity Fund) and New Pacific Fund, as well as six other funds) and was named Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, LAF's Board of Directors approved a restructuring to integrate fully LAF into the Delaware Investments family of funds. The restructuring provided, among other things, for the liquidation of three funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the Funds; the appointment of certain sub-advisers; changes in certain names, including: Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; and Lincoln New Pacific Portfolio to New Pacific Fund; and the change of the LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on April 26, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.

         In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares.

         On July 17, 1997, the Board of Directors approved the liquidations of three additional funds. These liquidations were completed on September 19, 1997. Effective September 15, 1997, the name of World Growth Fund changed to Overseas Equity Fund.

         In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A Shares and the contingent deferred sales charge schedule for Class B Shares, as well as its feature for conversion to Class A Shares, have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Investments funds. The charges and fees previously applicable to the Class C Shares have not been changed.

         Beginning May 6, 1996, the charges, fees and features described in the Prospectus have been applied to the respective shares, except for Class B Shares purchased before that date. Class B Shares purchased prior to May 6, 1996 continue to be subject to the following contingent deferred sales charge schedule if redemptions are made during the time periods described: within the first year after purchase (5.0%); within the second year after purchase (4.0%); within the third year after purchase (4.0%); within the fourth year after purchase (3.0%); within the fifth year after purchase (2.0%); within the sixth year after purchase (1.0%); and thereafter, none. In addition, Class B Shares purchased prior to May 6, 1996 still will convert to Class A Shares after the expiration of approximately six years after purchase. Class B Shares purchased with reinvested dividends, whether effected before or after May 6, 1996, will be aggregated and converted pro-rata with other Class B Shares.

Capitalization
          Adviser Funds, Inc. was incorporated under the laws of Maryland on August 12, 1993 under the name Lincoln Renaissance Funds, Inc. On November 29, 1993, the name Lincoln Renaissance Funds, Inc. was changed to Lincoln Advisor Funds, Inc. Adviser Funds, Inc. and all of its series (the Funds) shall continue perpetually subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the directors by written notice to the shareholders.

         The authorized capital of Adviser Funds, Inc. consists of 810,000,000 shares of Common Stock, $.01 par value, issued in separate series. Each Fund, for federal income tax purposes, will constitute a separate entity which will be governed by the provisions of the Articles of Incorporation. All shares of any Fund issued and outstanding will be fully paid and non-assessable by Adviser Funds, Inc. The assets of Adviser Funds, Inc.

received for the issue or sale of the shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such Fund, are specially allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities in respect to such Fund and with a share of the general liabilities incurred by each Fund of Adviser Funds, Inc. General liabilities of the Fund include, without limitation, director's fees, professional expenses and printing expenses. Under no circumstances would the assets of a Fund be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset value of the respective Fund except where allocations of direct expenses can otherwise be fairly made. The officers of Adviser Funds, Inc., subject to the general supervision of the Board of Directors, have the power to determine which liabilities are allocable to a given Fund or which are general or allocable to two or more Funds. Upon redemption of shares of a Fund, the shareholder will receive proceeds solely of the assets of such Fund. In the event of the dissolution or liquidation of Adviser Funds, Inc., the holders of the shares of any Fund are entitled to receive as a class the underlying assets of such Fund available for distribution to shareholders.

         Pursuant to the Articles of Incorporation, the directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any Fund (which would be used to distinguish among the rights of different categories of shareholders as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the directors may determine. All consideration received by Adviser Funds, Inc. for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

         Adviser Funds, Inc. does not intend to hold shareholders' meetings unless otherwise required by law. Adviser Funds, Inc. will not be required to hold meetings of shareholders unless the election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more directors or to transact any other business.

         Identifiable expenses to each Fund will be paid by that Fund. General expenses of all Funds will be allocated on a pro-rata basis according to asset size. Where matters must be submitted to a vote of shareholders, the holders of a majority of shares of each Fund affected must vote affirmatively for that class to be affected.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights. All shares of the Advisers Funds, Inc.
participate equally in dividends, and upon liquidation would share equally.

         Each Class of each Fund represents a proportionate interest in the assets of each Fund of Adviser Funds, Inc. and has the same voting and other rights and preferences, except that shares of Institutional Classes may not vote on matters affecting the Funds' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, shareholders of Class B Shares must be given a vote on any material increase in the 12b-1 fees payable by Class A Shares under the Plans for the Funds. General expenses of each Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         As of the close of business on May 3, 1996, the changes of the names of the Funds were as follows: Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; and Lincoln New Pacific Portfolio to New Pacific Fund. In addition, as of the close of business May 3, 1996, the name of Lincoln Advisor Funds, Inc. was changed to Delaware Group Adviser Funds, Inc.

Noncumulative Voting
         Adviser Funds, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Adviser Funds, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--DESCRIPTION OF RATINGS

         U.S. Growth Fund has the ability to invest up to 10% of its net assets in high yield, high risk fixed-income securities. However, the Fund had no such investments as of its fiscal year ended October 31, 1997. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

MOODY'S INVESTORS SERVICE

BOND RATINGS
         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

         P-1: Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

         P-2: Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

         P-3: Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1:     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3:     This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4:     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS
         AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest an repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC and CC: Debt rated BB, B, CCC or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C: This rating is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

         A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

         A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS
         An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2:  Satisfactory capacity to pay principal and interest.

         SP-3:  Speculative capacity to pay principal and interest.

APPENDIX B--INVESTMENT OBJECTIVES OF THE OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short-and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Tax- Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

           U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund, Inc. offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short-and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax- Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware- Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

FINANCIAL STATEMENTS

Ernst & Young LLP serves as the independent auditors for Delaware Group Adviser Funds, Inc. and, in its capacity as such, audits the financial statements contained in the Funds' Annual Report. The Funds' Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended October 31, 1998 are included in the Funds' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP incorporated by reference from the Annual Report into this Part B. The Funds' previous auditors audited the financial highlights of the Funds for the fiscal periods ending on or before October 31, 1996.

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800-510-4015.

INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

INVESTMENT SUB-ADVISERS
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Delaware International Advisers Ltd.
Third Floor, 80 Cheapside
London, England  EC 2V 6EE

AIB Govett, Inc.
250 Montgomery Street, Suite 1200
San Francisco, CA 94104

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

--------------------------------------------------------------------------------

DELAWARE GROUP ADVISER FUNDS, INC.


CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
INSTITUTIONAL CLASS SHARES

CLASSES OF DELAWARE GROUP
ADVISER FUNDS, INC.




PART B

STATEMENT OF
ADDITIONAL INFORMATION




March 1, 1999




[GRAPHIC OMITTED]


--------------------------------------------------------------------------------

                                     PART C

                                Other Information


   Item 23.     Exhibits

               (a) Articles of Incorporation. Articles of Incorporation, as amended and supplemented to date incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

                        (1)   Executed Articles Supplementary (December 18,
                              1997) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed December 23, 1997.

               (b) By-Laws. By-Laws, as amended to date, incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

               (c)      Instruments Defining the Rights of Security Holders.

                        (1) Articles of Incorporation. Article IV of Articles of Incorporation (August 12, 1993) incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

                              (i) Executed Articles Supplementary (December 18, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed December 23, 1997.

                        (2) By-Laws. Article I and Article IV incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

               (d)      Investment Management and Sub-Advisory Agreements.

                        (1) Executed Investment Management Agreement between Delaware Management Company, Inc. and the Registrant on behalf of U.S. Growth Fund (May 6,
                              1996) incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

                        (2) Amended and Restated Investment Management Agreement between Delaware Management Company, Inc. and the Registrant on behalf of Overseas Equity Fund (December 1997) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed December 23, 1997.

                        (3) Executed Investment Management Agreement between Delaware Management Company, Inc. and the Registrant on behalf of New Pacific Fund (May 6,
                              1996) incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

                        (4) Executed Sub-Advisory Agreement between Delaware Management Company, Inc. and Lynch & Mayer, Inc. on behalf of U.S. Growth Fund (May 6, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

   PART C - Other Information
   (Continued)



                        (5) Form of Sub-Advisory Agreement between Delaware Management Company, Inc. and Delaware International Advisors Ltd. on behalf of Overseas Equity Fund (1997) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed December 23, 1997.

                        (6) Form of Sub-Advisory Agreement between Delaware Management Company, Inc. and AIB Govett, Inc. on behalf of New Pacific Fund (1997) incorporated into this filing by reference to Post-Effective Amendment No. 9 filed February 27, 1998.

               (e)      (1)   Distribution Agreements. Executed Distribution
                              Agreements between Delaware Distributors, L.P. and the Registrant on behalf of each Class (September
                              25, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed
                              February 28, 1996.

                        (2)   Administration and Service Agreement.
                              Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

                        (3) Dealer's Agreement. Dealer's Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

                        (4) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

               (f)      Bonus, Profit Sharing, Pension Contracts.

                        (1) Amended and Restated Profit Sharing Plan (November 17, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

                        (2)   Amendment to Profit Sharing Plan (December 21,
                              1995) incorporated into this filing by reference to Post-Effective Amendment No. 5 filed March 12, 1996.

               (g)      Custodian Agreements.

                        (1) Executed Custodian Agreement (May 1996) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

                              (i)   Form of Amendment (November 1997) to
                                    Custodian Agreement between The Chase
                                    Manhattan Bank and the Registrant
                                    incorporated into this filing by reference to Post-Effective Amendment No. 8 filed December 23,1997.

   PART C - Other Information
   (Continued)

                        (2) Form of Securities Lending Agreement (May 1996) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

               (h)      Other Material Contracts.

                        (1)   Shareholders Services Agreement (September 25,
                              1995) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference Post-Effective Amendment No. 4 filed February 28, 1996.

                        (2)   Executed Fund Accounting Agreement (August 19,
                              1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 28, 1997.

                              (i) Executed Amendment No. 9 (March 31, 1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed December 30, 1998.

                              (ii) Executed Amendment No. 10 (August 31, 1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed December 30, 1998.

                              (iii) Executed Amendment No. 11 (September 14,
                                    1998) to Schedule A to Delaware Group of
                                    Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed December 30, 1998.

                              (iv) Executed Amendment No. 12 (1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed December 30, 1998.

                              (v) Executed Amendment No. 13 (1998) to Schedule A to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 10 filed December 30, 1998.

               (i) Legal Opinion. Incorporated into this filing by reference to Past-Effective Amendment No. 10 filed December 30, 1998.

               (j)      Consent of Auditors.  Attached as exhibit.

               (k)      Inapplicable.

               (l)      Inapplicable.

               (m)      Plans under Rule 12b-1.

                        (1) Plan under Rule 12b-1 for U.S. Growth Fund A Class (September 25, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

   PART C - Other Information
   (Continued)

                        (2) Plan under Rule 12b-1 for U.S. Growth Fund B Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (3) Plan under Rule 12b-1 for U.S. Growth Fund C Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (4) Plan under Rule 12b-1 for Overseas Equity Fund A Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (5) Plan under Rule 12b-1 for Overseas Equity Fund B Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (6) Plan under Rule 12b-1 for Overseas Equity Fund C Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (7) Plan under Rule 12b-1 for New Pacific Fund A Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (8) Plan under Rule 12b-1 for New Pacific Fund B Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

                        (9) Plan under Rule 12b-1 for New Pacific Fund C Class (September 25,1995) incorporated into this filing by reference to Post-Effective Amendment No. 4 filed February 28, 1996.

               (n)      Financial Data Schedules.  attached as exhibit.

               (o)      Inapplicable.

               (p)      Other: Directors' Power of Attorney.
                        (1) Incorporated into this filing by reference to
                            Post-Effective Amendment No. 9 filed February 27, 1998.
                        (2) Power of Attorney for John H. Durham attached as
                            Exhibit.

   Item 24.    Persons Controlled by or under Common Control with Registrant.
               None.

   Item 25. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 6 filed May 2, 1996.

   PART C - Other Information
   (Continued)

   Item 26.    (a)        Business and Other Connections of Investment Adviser.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Income Funds, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Jeffrey J. Nick1                    Chairman of the Board, President, Chief Executive Officer and Director/Trustee of
                                    the Registrant and each of the other investment companies in the Delaware
                                    Investments family, Delaware Management Company, Inc., Delaware Management
                                    Business Trust, Delvoy, Inc., DMH Corp. and Founders Holdings, Inc.; Chairman
                                    and Chief Executive Officer and Director of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Chairman and Director of
                                    Delaware Capital Management, Inc. and Retirement Financial Services, Inc.;
                                    Chairman of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust) and Delaware Distributors, L.P.; Director of Delaware Service
                                    Company, Inc.,

                                    President, Chief Executive Officer and Director of Lincoln National Investment
                                    Companies, Inc. and Delaware Management Holdings, Inc.; Director of Vantage
                                    Global Advisors, Inc. and Lynch & Mayer Inc.

David K. Downes                     Executive Vice President, Chief Operating Officer and Chief Financial Officer of the
                                    Registrant and each of the other funds in the Delaware Investments family, Delaware
                                    Management Holdings, Inc., Founders CBO Corporation, Delaware Capital
                                    Management, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust) and Delaware Distributors, L.P.; Executive Vice
                                    President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                    Management Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders
                                    Holdings, Inc. and Delvoy, Inc.; Executive Vice President, Chief Financial Officer,
                                    Chief Administrative Officer and Trustee of Delaware Management Business Trust;
                                    President, Chief Executive Officer, Chief Financial Officer and Director of Delaware
                                    Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer
                                    and Director of Delaware International Holdings Ltd.; Chairman, Chief Executive
                                    Officer and Director of Retirement Financial Services, Inc.; Chairman and Director
                                    of Delaware Management Trust Company; and Director of Delaware International
                                    Advisers Ltd.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Richard G. Unruh, Jr.               Executive Vice President and Chief Investment Officer, Equities of the Registrant,
                                    each of the other funds in the Delaware Investments family and Delaware
                                    Management Company (a series of Delaware Management Business Trust);
                                    Executive Vice President of Delaware Management Holdings, Inc. and Delaware
                                    Capital Management, Inc. and Delaware Management Business Trust; Executive
                                    Vice President/Chief Investment Officer, Equities and Director/Trustee of Delaware
                                    Management Company, Inc.;  Chief Executive Officer/Chief Investment Officer,
                                    Equities of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust); and Director of Delaware International Advisers Ltd.

                                    Board of Directors, Chairman of Finance
                                    Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Chairman of Finance
                                    Committee, AAA Mid Atlantic, Inc. since
                                    1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Metron, Inc. since 1995,
                                    11911 Freedom Drive, Reston, VA

Paul E. Suckow                      Executive Vice President/Chief Investment Officer, Fixed Income of the Registrant
                                    and each of the other investment companies in the Delaware Investments family;
                                    Delaware Management Company, Inc., Delaware Management Company (a series of
                                    Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust); Executive Vice President and Director of
                                    Founders Holdings, Inc.; Executive Vice President of Delaware Management
                                    Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management
                                    Business Trust; and Director of Founders CBO Corporation

                                    Director, HYPPCO Finance Company Ltd.

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Richard J. Flannery                 Executive Vice President and General Counsel of Delaware Management Holdings,
                                    Inc., Delaware Distributors, L.P., Delaware Management Trust Company, Delaware
                                    Capital Management, Inc., Delaware Service Company, Inc., Delaware Management
                                    Company (a series of Delaware Management Business Trust), Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust) and Founders CBO
                                    Corporation; Executive Vice President/General Counsel and Director of DMH Corp.,
                                    Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware
                                    International Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc. and Retirement
                                    Financial Services, Inc.; Executive Vice President of the Registrant and each of the other funds in the Delaware Investments family; Director of Delaware International
                                    Advisers Ltd.

                                    Director, HYPPCO Finance Company Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                                    Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                    Bulltown Rd., Elverton, PA

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

George M.                           Senior Vice President/Secretary and General Counsel of the Registrant and
Chamberlain, Jr.                    each of the investment companies in the Delaware Investments family; Senior Vice
                                    President and Secretary of Delaware Distributors, L.P., Delaware Management
                                    Company (a series of Delaware Management Business Trust) and Delaware Management
                                    Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                    Distributors, Inc., Delaware Service Company, Inc., Retirement Financial
                                    Services, Inc., Delaware Capital Management, Inc. and Delvoy, Inc.; Executive Vice
                                    President, Secretary and Director of Delaware Management Trust Company; Senior
                                    Vice President and Director of Founders Holdings, Inc.; Senior Vice President of
                                    Delaware International Holdings Ltd.

Michael P. Bishof                   Senior Vice President/Investment Accounting of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer of
                                    the Registrant, each of the other funds in the Delaware Investments family and
                                    Founders Holdings, Inc.; Senior Vice President and Treasurer/Manager, Investment
                                    Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust); Senior Vice President and
                                    Assistant Treasurer of Founders CBO Corporation; and Senior Vice President and
                                    Manager of Investment Accounting of Delaware International Holdings Ltd.

Joseph H. Hastings                  Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                    Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                    Distributors, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P.,
                                    Delaware Service Company, Inc., Delaware International Holdings Ltd., Delaware
                                    Management Company (a series of Delaware Management Business Trust) and
                                    Delvoy, Inc.; Senior Vice President/Corporate Controller of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings, Inc.;
                                    Chief Financial Officer and Treasurer of Retirement Financial Services, Inc.; and
                                    Senior Vice President/Assistant Treasurer of Founders CBO Corporation

Joanne O. Hutcheson                 Senior Vice President/Human Resources of Delaware Management Company, Inc.,
                                    Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust), Delaware Distributors, Inc., Delaware
                                    Distributors, L.P., Delaware Service Company, Inc., the Registrant, each of the other funds in the Delaware Investments family, Delvoy, Inc. and Delaware Management
                                    Company (a series of Delaware Management Business Trust)



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Douglas L. Anderson                 Senior Vice President/Operations of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust), Retirement Financial Services, Inc. and Delaware Service Company, Inc.;
                                    Senior Vice President/ Operations and Director of Delaware Management Trust
                                    Company

James L. Shields                    Senior Vice President/Chief Information Officer of Delaware Management
                                    Company, Inc., Delaware Management Company (a series of Delaware Management
                                    Business Trust), Delaware Service Company, Inc. and Retirement Financial
                                    Services, Inc.

Eric E. Miller                      Senior Vice President, Assistant Secretary and Deputy General Counsel of the
                                    Registrant and each of the other funds in the Delaware Investments family, Delaware
                                    Management Company, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                    Delaware Distributors, L.P., Delaware Distributors Inc., Delaware Service Company,
                                    Inc., Founders Holdings, Inc., Delaware Capital Management, Inc. and Retirement
                                    Financial Services, Inc.; and Senior Vice President, Assistant Secretary and Deputy
                                    General Counsel of Delvoy, Inc.

Richelle S. Maestro                 Senior Vice President, Assistant Secretary and Deputy General Counsel of the
                                    Registrant, each of the other funds in the Delaware Investments family, Delaware
                                    Management Company, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust), Delaware Management Holdings, Inc., Delaware
                                    Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                    DMH Corp., Delaware Capital Management, Inc., Retirement Financial Services,
                                    Inc., Founders Holdings, Inc. and Delvoy, Inc.; Senior Vice President, Deputy
                                    General Counsel and Secretary of Delaware International Holdings Ltd.; and
                                    Secretary of Founders CBO Corporation

                                    General Partner of Tri-R Associates since
                                    1989, 10001 Sandmeyer Lane, Philadelphia,
                                    PA.

Michael T. Taggart                  Vice President/Facilities Management and Administrative Services of Delaware
                                    Management Company, Inc. and Delaware Management Company (a series of
                                    Delaware Management Business Trust)

Richard Salus                       Vice President/Assistant Controller of Delaware Management Company (a series of
                                    Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust) and Delaware Management Trust Company

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Bruce A. Ulmer                      Vice President/Year 2000 of the Registrant, each of the other funds in the Delaware
                                    Investments family, Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Management Holdings, Inc. and Retirement
                                    Financial Services, Inc., Delvoy, Inc. and Delaware Management Trust Company

Joel A. Ettinger2                   Vice President/Taxation of the Registrant, each of the other funds in the Delaware
                                    Investments family, Delaware Management Company, Inc., Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust), Delaware Management
                                    Company (a series of Delaware Management Business Trust) and Delaware
                                    Management Holdings, Inc., Founders Holdings, Inc., Delaware Distributors, Inc.,
                                    Delaware Distributors, L.P., Delaware Service Company, Inc., Retirement Financial
                                    Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Founders CBO
                                    Corporation

Christopher Adams                   Vice President/Business Manager, Equity Department of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust) and Delaware
                                    Management Company (a series of Delaware Management Business Trust)

Scott Metzger                       Vice President/Business Development of Delaware Distributors, L.P. and Delaware
                                    Service Company, Inc.

Lisa O. Brinkley                    Vice President/Compliance Director of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Investments family, Delaware
                                    Management Company (a series of Delaware Management Business Trust), DMH
                                    Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                                    Company, Inc., Delaware Capital Management, Inc., Delvoy, Inc., Retirement
                                    Financial Services, Inc. and Delaware Management Business Trust; and Vice
                                    President/Compliance Director and Assistant Secretary of Delaware Management
                                    Trust Company

Mary Ellen Carrozza                 Vice President/Client Services of Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust) and each of the other investment companies in the
                                    Delaware Investments family


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust), the Registrant, and of the fixed-income investment companies in the
                                    Delaware Investments family; Vice President of Founders Holdings, Inc.; and
                                    Treasurer, Assistant Secretary and Director of Founders CBO Corporation

Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust), and of the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; and President and Director of
                                    Founders CBO Corporation

Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                    Delaware Capital Management, Inc. and of the fixed-income investment companies in the Delaware Investments family

Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                    Delaware Capital Management, Inc. and of the fixed-income investment companies in the
                                    Delaware Investments family

Roger A. Early                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust), the
                                    Registrant, and of the fixed-income investment companies in the Delaware
                                    Investments family

Mitchell  L. Conery(3)              Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                    Delaware Capital Management, Inc. and of the fixed-income investment companies in the
                                    Delaware Investments family

George H. Burwell                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust), and each of the equity investment companies in the Delaware Investments family and Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust)

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

John B. Fields                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust), Delaware Capital Management, Inc. and each of the equity investment companies in the Delaware Investments family, and Trustee of Delaware
                                    Management Business Trust

Gerald S. Frey                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and each of the equity investment companies in the Delaware Investments family

Christopher  Beck(4)                Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and each of the investment companies in the Delaware Investments family
                                    Trustee of New Castle County Pension Board October 1992, Wilmington DE.

Elizabeth H. Howell(5)              Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and each of the fixed-income investment companies in the Delaware Investments family

Andrew M. McCullagh, Jr.(6)         Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust) the Registrant and each of the fixed-income investment companies in the
                                    Delaware Investments family

Babak Zenouzi                       Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and each of the equity investment companies in the Delaware Investments family

J. Paul Dokas(7)                    Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
                                    and each of the equity investment companies in the Delaware Investments family

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Cynthia Isom                        Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust) and of the fixed-income investment companies in the
                                    Delaware Investments family; and Vice President/Senior Trader of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust)

Paul Grillo                         Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware
                                    Management Company (a series of Delaware Management Business Trust), Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust), and the fixed-income investment companies in the Delaware Investments family

Marshall T. Bassett(8)              Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business
                                    Trust), Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust), and each of the equity investment companies in the Delaware
                                    Investments family

John A. Heffern(9)                  Vice President/Portfolio Manager of Delaware Management Company, Inc.,
                                    Delaware Management Company (a series of Delaware Management Business Trust)
                                    and each of the funds in the Delaware Investments family

Lori P. Wachs                       Vice President/Portfolio Manager of Delaware Management Company,
                                    Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust) and each of the equity investment companies in the Delaware Investments family

Richard E. Beister                  Vice President/Trading Operations of  and Delaware Management Company (a
                                    series of Delaware Management Business Trust)

Jeffrey W. Hynoski                  Vice President/Research Analyst of Delaware Management Company (a series of
                                    Delaware Management Business Trust)

Audrey E. Kohart                    Vice President/Assistant Controller/Corporate Accounting of Delaware Management
                                    Company (a series of Delaware Management Business Trust)

Steven T. Lampe                     Vice President/Research Analyst of Delaware Management Company (a series of
                                    Delaware Management Business Trust)

Richard D. Seidel                   Vice President/Assistant Controller/Manager, Payroll of Vice President/Research
                                    Analyst of Delaware Management Company (a series of Delaware Management
                                    Business Trust)

Karina J. Istvan                    Vice President/Strategic Planning of Delaware Management Company (a series of
                                    Delaware Management Business Trust)

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                  Positions and Offices with the Manager and its
Business Address *                  Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

Steven  R. Cianci                   Vice President/Portfolio Manager of the fixed income investment companies in the Delaware Investments family.

1               MANAGING DIRECTOR, Lincoln National UK plc prior to 1992.
2               TAX PRINCIPAL, Ernst & Young LLP prior to April 1998.
3               INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
4               SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997.
5               SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
6               SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management
                LLC prior to May 1997.
7               DIRECTOR OF TRUST INVESTMENTS, Bell Atlantic Corporation prior to February 1997.
8               VICE PRESIDENT, Morgan Stanley Asset Management prior to March 1997.
9               SENIOR VICE PRESIDENT, EQUITY RESEARCH, NatWest Securities Corporation prior to
                March 1997.

     (b) Business and Other Connections of Sub-Investment Advisers
         (1) Lynch & Mayer, Inc. serves as sub-investment adviser to the U.S. Growth Fund. The directors and officers of Lynch & Mayer, Inc. are listed below. Unless otherwise indicated, the address of each person is 520 Madison Avenue, New York, New York 10022.

Name                         Positions and Offices with Lynch & Mayer, Inc.

Dennis P. Lynch              Chairman and Director

Robert R. Coby               President and Director

Edward J. Petner             Chief Executive Officer and Director

Dennis A. Blume              Director

**David K. Downes            Director

*H. Thomas McMeekin          Director

**Jeffrey J. Nick            Director

*Laurence E. Ach             Senior Vice President

Philip C. Coburn             Senior Vice President/Research

Dallas L. Corser             Senior Vice President

Katherine D. Elliott         Senior Vice President

Kevin P. Ferguson            Senior Vice President

Francis J. Houghton, Jr.     Senior Vice President

Howard M. Kaufman            Senior Vice President, Treasurer and Secretary

William A. Kissell           Senior Vice President/Head Trader

John C. Levinson             Senior Vice President

Thomas E. McGowan            Senior Vice President

Kevin W. Putt                Senior Vice President

Bradley A. Roberts           Senior Vice President

Michael F. Sassi             Senior Vice President

* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1818 Market Street, Philadelphia, PA 19103

Name                         Positions and Offices with Lynch & Mayer, Inc.

Anthony A. Segalas           Senior Vice President

Armi D. Viti                 Senior Vice President

W. Denman Zirkle             Senior Vice President

Paul R. Ainslie              Vice President

Billie Cook                  Vice President/Compliance Officer

Aiman N. Labib               Vice President

Enrique Lopez-Balboa         Vice President

Ron M. Panzier               Vice President

Charles Rose                 Vice President

Robert D. Schwartz           Vice President

Rufus R. Winton              Vice President

Brian S. Becher              Assistant Secretary

James N. Westafer            Assistant Secretary

         (2) Delaware International Advisers Ltd. ("Delaware International") serves as sub- investment adviser to Overseas Equity Fund of the Registrant and also serves as investment manager or subinvestment adviser to certain of the other funds in the Delaware Investments family (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc. and Delaware Group Premium Fund, Inc.) and other institutional accounts.

     Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

Name and Principal                  Positions and Offices with Delaware International Advisers Ltd.
Business Address                    and its Affiliates and Other Positions and Offices Held
------------------                  ---------------------------------------------------------------
* Jeffrey J. Nick(1)                Chairman, Chief Executive Officer and Director of Delaware International Advisers
                                    Ltd.; Chairman of the Board, President, Chief Executive Officer and
                                    Director/Trustee of the Registrant and each of the other investment companies in the
                                    Delaware Investments family, Delaware Management Company, Inc., Delaware
                                    Management Business Trust, Delvoy, Inc., DMH Corp. and Founders Holdings, Inc.;
                                    Chairman and Chief Executive Officer and Director of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Chairman and
                                    Director of Delaware Capital Management, Inc. and Retirement Financial Services,
                                    Inc.; Chairman of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust) and Delaware Distributors, L.P.; Director of Delaware Service
                                    Company, Inc.,

                                    President, Chief Executive Officer and Director of Lincoln National Investment
                                    Companies, Inc. and Delaware Management Holdings, Inc.; Director of Vantage
                                    Global Advisors, Inc. and Lynch & Mayer Inc.

*Wayne A. Stork                     Director of  Delaware International Advisers Ltd.

**David G. Tilles                   Managing Director, Chief Investment Officer and Director of Delaware International
                                    Advisers Ltd. and Executive Vice President of Delaware International Holdings, Ltd.

**G. Roger H. Kitson                Vice Chairman and Director of Delaware International Advisers Ltd.

**Ian G. Sims                       Deputy Managing Director/Chief Investment Officer, Global Fixed Income and
                                    Director of Delaware International Advisers Ltd.

**John Emberson                     Secretary, Compliance Officer, Finance Director and Director of Delaware
                                    International Advisers Ltd.

*  Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

Name and Principal                  Positions and Offices with Delaware International Advisers Ltd.
Business Address                    and its Affiliates and Other Positions and Offices Held
----------------                    ---------------------------------------------------------------

**Nigel G. May                      Senior Portfolio Manager/Head of Pacific Basin Group and Director of Delaware
                                    International Advisers Ltd.

**Elizabeth A. Desmond              Senior Portfolio Manager/Head of European Group and Director of Delaware
                                    International Advisers Ltd.

*David K. Downes                    Director of Delaware International Advisers Ltd.; Executive Vice President, Chief
                                    Operating Officer, Chief Financial Officer and Director of Delaware Management
                                    Company, Inc., DMH Corp, Delaware Distributors, Inc., Founders Holdings, Inc.
                                    and Delvoy, Inc.; Executive Vice President, Chief Financial Officer, Chief
                                    Administrative Officer and Trustee of Delaware Management Business Trust;
                                    Executive Vice President, Chief Operating Officer and Chief Financial Officer of the
                                    Registrant and each of the other funds in the Delaware Investments family, Delaware
                                    Management Holdings, Inc., Founders CBO Corporation, Delaware Capital
                                    Management, Inc., Delaware Management Company (a series of Delaware
                                    Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust) and Delaware Distributors, L.P.;  President, Chief
                                    Executive Officer, Chief Financial Officer and Director of Delaware Service
                                    Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and
                                    Director of Delaware International Holdings Ltd.; Chairman, Chief Executive
                                    Officer and Director of Retirement Financial Services, Inc.; and Chairman and
                                    Director of Delaware Management Trust Company

                                    Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place,
                                    Newtown Square, PA

*Richard G. Unruh, Jr.              Director of Delaware International Advisers Ltd.; Chief Executive Officer, Chief
                                    Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust); Executive Vice President and Chief Investment
                                    Officer, Equities of the Registrant, each of the other funds in the Delaware
                                    Investments family and Delaware Management Company (a series of Delaware
                                    Management Business Trust); Executive Vice President of Delaware Management
                                    Holdings, Inc. and Delaware Capital Management, Inc. and Delaware Management
                                    Business Trust; Executive Vice President/Chief Investment Officer, Equities and
                                    Director/Trustee of Delaware Management Company, Inc.;

                                    Board of Directors, Chairman of Finance
                                    Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Chairman of Finance
                                    Committee, AAA Mid Atlantic, Inc. since
                                    1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Metron, Inc. since 1995,
                                    11911 Freedom Drive, Reston, VA

*  Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

Name and Principal                  Positions and Offices with Delaware International Advisers Ltd.
Business Address                    and its Affiliates and Other Positions and Offices Held
----------------                    ---------------------------------------------------------------

*Richard J. Flannery                Director of Delaware International Advisers Ltd.; Executive Vice President and
                                    General Counsel of Delaware Management Holdings, Inc., Delaware Distributors,
                                    L.P., Delaware Management Trust Company, Delaware Capital Management, Inc.,
                                    Delaware Service Company, Inc., Delaware Management Company (a series of
                                    Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust) and Founders CBO Corporation; Executive
                                    Vice President/General Counsel and Director of DMH Corp., Delaware Management
                                    Company, Inc., Delaware Distributors, Inc., Delaware International Holdings Ltd.,
                                    Founders Holdings, Inc., Delvoy, Inc. and Retirement Financial Services, Inc.;
                                    Senior Vice President of the Registrant and each of the other funds in the Delaware
                                    Investments family;

                                    Director, HYPPCO Finance Company Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                                    Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                    Bulltown Rd., Elverton, PA

*John C. E. Campbell                Director of Delaware International Advisers Ltd.;  Executive Vice President/Global
                                    Marketing and Client Services of Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust)

*George M.                          Senior Vice President and Director of Delaware International Holdings Ltd.;
Chamberlain, Jr.                    Director of Delaware International Advisers Ltd.; Senior Vice President/Secretary
                                    and General Counsel of the Registrant and each of the other investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware
                                    Distributors, L.P., Delaware Management Company (a series of Delaware Management
                                    Business Trust) and Delaware Management Holdings, Inc., DMH Corp., Delaware
                                    Management Company, Inc., Delaware Distributors, Inc., Delaware Service
                                    Company, Inc., Retirement Financial Services, Inc., Delaware Capital Management,
                                    Inc. and Delvoy, Inc.; Executive Vice President, Secretary and Director of
                                    Delaware Management Trust Company; Senior Vice President and Director of Founders
                                    Holdings, Inc.

*  Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.)

Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
------------------                  -----------------------------------------------

*George E. Deming                   Director of Delaware International Advisers Ltd.; Vice President/Senior
                                    Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust)

**Timothy W. Sanderson              Chief Investment Officer, Equities and Director of Delaware International
                                    Advisers Ltd.

**Clive A. Gillmore                 Senior Portfolio Manager, Director U.S. Mutual Fund Liaison and Director
                                    of Delaware International Advisers Ltd.

**Hamish O. Parker                  Senior Portfolio Manager, Director U.S. Marketing Liaison and Director of
                                    Delaware International Advisers Ltd.

**Gavin A. Hall                     Senior Portfolio Manager of Delaware International Advisers Ltd.

**Robert Akester                    Senior Portfolio Manager of Delaware International Advisers Ltd.

**Hywel Morgan                      Senior Portfolio Manager of Delaware International Advisers Ltd.

*  Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

     (3) AIB Govett, Inc. serves as sub-investment adviser to New Pacific Fund. The directors and officers of AIB Govett, Inc., a majority owned indirect subsidiary of the AIB Asset Management Holdings. Ltd. as of September, 1996, are listed below. Unless otherwise indicated, the address of each person is 250 Montgomery Street, Suite 1200, San Francisco, CA 94104.

Name                                 Positions and Offices with AIB Govett, Inc.
----                                 -------------------------------------------

Keith Mitchell                       President & Managing Director

Kevin Pakenham                       Chairman

Eileen Mary Fitzpatrick              Joint Chief Investment Officer

John Murray                          Joint Chief Investment Officer

Colm Doherty                         Director

Maurice Harte                        Director

Brian Lee                            Director

John Kreidewolf                      Treasurer/Senior Vice President

James Cook                           Senior Vice President

Paul Niednagel                       Senior Vice President

Hugh Bean                            Senior Vice President

Lynn Baker                           Senior Vice President

Susan Marshall                       Vice President

Item 27. Principal Underwriters.

     (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

     (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ----------------                                ---------------------

Delaware Distributors, Inc.                 General Partner                                 None

Delaware Investment
Advisers                                    Limited Partner                                 None

Delaware Capital
Management, Inc.                            Limited Partner                                 None

Jeffrey J. Nick                             Chairman                                        Chairman, President, Chief
                                                                                            Executive Officer and
                                                                                            Director/Trustee

Bruce D. Barton                             President and Chief Executive                   None
                                            Officer

David K. Downes                             Executive Vice President,                       Executive Vice President, Chief
                                            Chief Operating Officer                         Operating Officer and Chief
                                            and Chief Financial Officer                     Financial Officer

Richard J. Flannery                         Executive Vice President/                       Senior Vice President
                                            General Counsel

George M. Chamberlain, Jr.                  Senior Vice President/Secretary                 Senior Vice President/
                                            Secretary/General Counsel

Joseph H. Hastings                          Senior Vice President/Corporate                 Senior Vice President/
                                            Controller & Treasurer                          Corporate Controller

Terrence P. Cunningham                      Senior Vice President/Financial                 None
                                            Institutions/National Sales Manger

Thomas E. Sawyer                            Senior Vice President/                          None
                                            National Sales Director


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ----------------                                ---------------------

Mac McAuliffe                               Senior Vice President/Sales                     None
                                            Manager, Western Division

J. Chris Meyer                              Senior Vice President/                          None
                                            Director, Product Management

William M. Kimbrough                        Senior Vice President/Wholesaler                None

Daniel J. Brooks                            Senior Vice President/Wholesaler                None

Bradley L. Kolstoe                          Senior Vice President/Western                   None
                                            Division Sales Manager

Henry W. Orvin                              Senior Vice President/Eastern                   None
                                            Division Sales Manager

Michael P. Bishof                           Senior Vice President and Treasurer/            Senior Vice
                                            Manager, Investment Accounting                  President/Treasurer

Stephen J. DeAngelis                        Senior Vice President/National                  None
                                            Director/Managed Account Services

Dana B. Hall                                Senior Vice President/Key Accounts              None

Joanne O. Hutcheson                         Senior Vice President/Human                     Senior Vice President/Human
                                            Resources                                       Resources

Holly W. Reimel                             Senior Vice President/National                  None
                                            Accounts

Eric E. Miller                              Senior Vice President/Assistant                 Senior Vice President/Assistant
                                            Secretary/Deputy General Counsel                Secretary/Deputy General Counsel

Richelle S. Maestro                         Senior Vice President/Assistant                 Senior Vice President/Assistant
                                            Secretary/Deputy General Counsel                Secretary/Deputy General Counsel

Lisa O. Brinkley                            Vice President/Compliance                       Vice President/Compliance

Daniel H. Carlson                           Vice President/Marketing Services               None

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ----------------                                ---------------------

Diane M. Anderson                           Senior Vice President/                          None
                                            Retirement Operations

Courtney S. West                            Vice President/Institutional Sales              None

Gordon E. Searles                           Vice President/Client Services                  None

Julia R. Vander Els                         Vice President/Retirement Plan                  None
                                            Contributions

Jerome J. Alrutz                            Vice President/Retail Sales                     None

Scott Metzger                               Vice President/Business Development             None

Larry Carr                                  Vice President/Variable Annuity                 None
                                            Sales Manager

James R. Searles                            Vice President/Variable Annuity                 None
                                            Sales Manager

Gregory J. McMillan                         Vice President/National Accounts                None

Christopher H. Price                        Vice President/Manager,                         None
                                            Insurance

Christopher W. Moore                        Vice President/Variable Annuity                 None
                                            Wholesaler

Daniel J. O'Brien                           Vice President/Insurance Products               None

Andrew W. Whitaker                          Vice President/Wholesaler                       None
                                            Financial Institutions

Jessie Emery                                Vice President/Marketing                        None
                                            Communications

Darryl S. Grayson                           Vice President, Broker/Dealer                   None
                                            Internal Sales Director

Dinah J. Huntoon                            Vice President/Product                          None
                                            Manager, Equities

Soohee Lee                                  Vice President/Fixed Income                     None
                                            and International Product
                                            Management

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ----------------                                ---------------------

Joel A. Ettinger                            Vice President/Taxation                         Vice President/Taxation

Michael J. Woods                            Vice President/National                         None
                                            Sales Manager

Susan T. Friestedt                          Vice President/Retirement Services              None

Ellen M. Krott                              Vice President/Marketing                        None

John A. Wells                               Vice President/Marketing Technology             None

Theodore V. Wood, III                       Vice President/Technical Systems                None
                                            Officer

Richard P. Allen                            Vice President/Wholesaler,                      None
                                            Midwest Region

David P. Anderson, Jr.                      Vice President/Wholesaler                       None

Jeffrey H. Arcy                             Vice President/Wholesaler,                      None
                                            Southeast Region

Patrick A. Bearss                           Vice President/Wholesaler,
                                            Midwest Region

Gabriella Bercze                            Vice President/Financial                        None
                                            Institution Wholesaler

Larry D. Bridwell                           Vice President/Financial                        None
                                            Institution Wholesaler

Terrence L. Bussard                         Vice President/Wholesaler                       None

William S. Carroll                          Vice President/Wholesaler                       None

Thomas J. Chadie                            Vice President/Wholesaler                       None

Douglas R. Glennon                          Vice President/Wholesaler                       None

Ronald A. Haimowitz                         Vice President/Wholesaler                       None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ----------------                                ---------------------

Edward J. Hecker                            Vice President/Wholesaler                       None

John R. Herron                              Vice President/Variable                         None
                                            Annuity Wholesaler

Christopher L. Johnston                     Vice President/Wholesaler                       None

Michael P. Jordan                           Vice President/Wholesaler                       None

Carolyn Kelly                               Vice President/Wholesaler                       None

Richard M. Koerner                          Vice President/Wholesaler                       None

Theodore T. Malone                          Vice President/IPI Wholesaler                   None

Debbie A. Marler                            Vice President/Wholesaler                       None

Nathan W. Medin                             Vice President/Wholesaler                       None

Roger J. Miller                             Vice President/Wholesaler                       None

Andrew F. Morris                            Vice President/Wholesaler,                      None
                                            East Division

Patrick L. Murphy                           Vice President/Wholesaler                       None

Scott E. Naughton                           Vice President/IPI Wholesaler                   None

Stephen C. Nell                             Vice President/Wholesaler                       None

Julia A. Nye                                Vice President/Wholesaler                       None

Joseph T. Owczarek                          Vice President/Wholesaler                       None

Otis S. Page                                Vice President/Wholesaler                       None

Scott P. Passias                            Vice President/Associate Wholesaler             None

Mary Ellen Pernice-Fadden                   Vice President/Wholesaler                       None

Nadya S. Phillips                           Vice President/Financial                        None
                                            Institution Wholesaler

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Name and Principal                          Positions and Offices                           Positions and Offices
Business Address *                          with Underwriter                                with Registrant
------------------                          ----------------                                ---------------------

Mark A. Pletts                              Vice President/Wholesaler                       None


Philip G. Rickards                          Vice President/Wholesaler                       None

Laura E. Roman                              Vice President/Wholesaler                       None

Robert A. Rosso                             Vice President/Wholesaler                       None

Linda Schulz                                Vice President/Wholesaler                       None

John C. Shalloe                             Vice President/Wrap Fee                         None
                                            Wholesaler, Western Region

Edward B. Sheridan                          Vice President/Wholesaler                       None

Robert E. Stansbury                         Vice President/Wholesaler                       None

Wayne W. Wagner                             Vice President/Wholesaler                       None

Scott Whitehouse                            Vice President/Wholesaler                       None

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   PART C - Other Information
   (Continued)

   Item 28.  Location of Accounts and Records.

             (a)  Delaware Group Adviser Funds, Inc.
                  One Commerce Square
                  Philadelphia, PA 19103
                  (Articles of Incorporation and By-Laws)

             (b)  Delaware Management Company
                  One Commerce Square
                  Philadelphia, PA 19103
                  (with respect to their services as investment adviser)

             (c)  The Chase Manhattan Bank
                  4 Chase Metrotech Center
                  Brooklyn, N.Y. 11245
                  (with respect to their services as custodian)

             (d)  Delaware Distributors, L.P. 1818 Market Street
                  Philadelphia, PA 19103
                  (with respect to their services as distributor)

             (e)  Delaware Service Company, Inc.
                  1818 Market Street
                  Philadelphia, PA 19103
                  (with respect to their services as shareholder services agent)

             (f)  Lynch & Mayer, Inc.
                  520 Madison Avenue
                  New York, NY 10022
                  (with respect to their services as sub-adviser)

             (g) Delaware International Advisers Ltd. Third Floor 80 Cheapside London, England EC2V 6EE (with respect to their services as sub-adviser)

             (h) AIB Govett, Inc. 250 Montgomery Street, Suite 1200 San Francisco, CA 94104 (with respect to their services as sub-adviser)

   Item 29.  Management Services.  None.

   PART C - Other Information
   (Continued)

   Item 30.  Undertakings.

             (a)     Not Applicable.

             (b)     Not Applicable.

             (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             (d)     Not Applicable.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 22nd day of February, 1999.

                                              DELAWARE GROUP ADVISER FUNDS, INC.

                                                   By /s/ Jeffrey J. Nick
                                                      -------------------------
                                                       Jeffrey J. Nick
                                                          Chairman

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                       Signature                             Title                                                   Date
                       ---------                             -----                                                   ----

                                                   President, Chief Executive
   /s/ Jeffrey J. Nick                             Officer, Chairman and Director                             February 22, 1999
   --------------------------------------
   Jeffrey J. Nick
                                                   Executive Vice President/Chief Operating
                                                   Officer/Chief Financial Officer
   /s/David K. Downes                              (Principal Financial Officer and Principal                 February 22, 1999
   --------------------------------------          Accounting Officer)
   David K. Downes

   /s/Walter P. Babich                  *          Director                                                   February 22, 1999
   --------------------------------------
   Walter P. Babich

   /s/John H. Durham                    *          Director                                                   February 22, 1999
   --------------------------------------
   John H. Durham

   /s/Anthony D. Knerr                  *          Director                                                   February 22, 1999
   --------------------------------------
   Anthony D. Knerr

   /s/Ann R. Leven                      *          Director                                                   February 22, 1999
   --------------------------------------
   Ann R. Leven

   /s/W. Thacher Longstreth             *          Director                                                   February 22, 1999
   --------------------------------------
   W. Thacher Longstreth

   /s/Thomas F. Madison                 *          Director                                                   February 22, 1999
   --------------------------------------
   Thomas F. Madison

   /s/Charles E. Peck                   *          Director                                                   February 22, 1999
   --------------------------------------
   Charles E. Peck

   /s/Wayne A. Stork                    *          Director                                                   February 22, 1999
   --------------------------------------
   Wayne A. Stork

                             *By /s/Jeffrey J. Nick
                                 ------------------------
                                 Jeffrey J. Nick
                             as Attorney-in-Fact for
                          each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A



















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS



   Exhibit No.                       Exhibit
   -----------                       -------
EX-99J                               Consent of Auditors
EX-27                                Financial Data Schedules
EX-99.P2                             Power of Attorney for John H. Durham